Securities Act File No. 333-34844
Investment Company Act File No. 811-09903

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

PRE-EFFECTIVE AMENDMENT NO. /_/

POST-EFFECTIVE AMENDMENT NO. 17 /X/

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

AMENDMENT NO. 19 /X/

MELLON FUNDS TRUST

(Exact Name of Registrant as Specified in its Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 922-6000

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10116

(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

And

Donald W. Smith, Esq.
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
on (DATE) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on (DATE) pursuant to paragraph (a) (1)
X	75 days after filing pursuant to paragraph (a) (2)
on (DATE) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Mellon Funds

MELLON U.S. CORE EQUITY 130/30 FUND

Seeks capital appreciation by taking long and short positions in stocks of primarily large cap companies

PROSPECTUS
July 31, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC – Insured • Not Bank Guaranteed • May Lose Value

THE BANK OF NEW YORK MELLON

CONTENTS

THE FUND

Goal/Approach

Main Risks

Past Performance

Expenses

Management

Financial Highlights

YOUR INVESTMENT

Account Policies and Services

Distributions and Taxes

FOR MORE INFORMATION

See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Private Wealth Management clients of The Bank of New York Mellon Corporation that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates (Private Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Private Wealth Management Clients with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, are referred to herein as “Qualified Accounts.”

Investor shares are generally offered only to Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, and to individuals, corporations, partnerships and other entities that are not Private Wealth Management Clients and that receive a transfer of fund shares from a Private Wealth Management Client (collectively, Individual Clients). Investor shares also may be offered to brokerage clients of Mellon Private Wealth Advisors, a division of MBSC, LLC (MPWA Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by Mellon’s Private Wealth Management group to invest in the fund, that are not Private Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the investment adviser or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).

Mellon U.S. Core Equity 130/30 Fund	THE FUND

[ICON]	GOAL/APPROACH

The fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue this goal, the fund normally invests at least 80% of its net assets in equity securities. The fund focuses on growth and value stocks of large cap companies. The fund intends to take both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

In selecting securities, the fund’s portfolio managers use a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•	value, or how a stock is priced relative to its perceived intrinsic worth

•	growth, in this case the sustainability or growth of earnings

•	financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers generally select to buy “long” the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. The fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. These investment techniques are known as “leverage,” which increases risk and may magnify the fund’s gains or losses.

When the fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, 130% of the fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the fund’s assets will be in short positions.

The portfolio managers diversify the fund’s portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500), the fund’s benchmark.

The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The fund also may engage in short sales of ETFs and similarly structured pooled investments.

The fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the fund’s leveraging of its investments. The use of leverage, however, may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

[Side Bar]

Concepts to understand

Short selling: when the fund takes a short position, it sells a security it has borrowed, with the expectation that the security will decline in value. To complete or close out the short sale transaction, the fund buys the same security in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the market price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The fund’s potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold by the fund. Short-selling is considered “leverage” and may involve substantial risk.

Large cap companies: generally, established companies that are considered “known quantities,” with market capitalizations of $5 billion or more at the time of purchase. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Computer model: a proprietary model that evaluates and ranks a large universe of stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The portfolio managers review each of the screens on a regular basis, and maintain the flexibility to adapt the screening criteria to changes in market conditions.

S&P 500: an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 is often considered a proxy for the stock market in general.

[ICON]	MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

•	Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

•	Short sale risk. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility.

•	Leveraging risk. Leveraging occurs when the fund increases its assets available for investment using borrowings or similar transactions. Short sales involve borrowing securities and then selling them; thus, the fund’s short sales positions effectively leverage the fund’s assets. The use of leverage, including short sales and other forms of leverage such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

•	Value and growth stock risk. By investing in a mix of of value and growth companies, the fund assumes the risks of both. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price even though in theory they are already undervalued. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

•	Stock selection risk. Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile generally similar to the S&P 500, the fund is expected to hold fewer securities than the index.

•	Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the fund uses involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•	ETF risk. ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

[Side Bar]

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Although the fund invests principally in the securities of U.S. issuers, it may invest in American Depositary Receipts and Shares (ADRs), which represent indirect ownership of securities issued by foreign companies, and, to a limited extent, in foreign securities and securities issued by foreign companies that are listed on U.S. exchanges. The securities of foreign issuers carry additional risks such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information, differing auditing and legal standards and political and economic instability.

The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

[Left Side Bar]

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by Mellon Bank, N.A., any of its affiliates or any other bank, or the FDIC or any other government agency. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

_________________

[ICON]	PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

[ICON]	EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

                                                        Class M shares        Investor shares
                                                        --------------        ---------------
Annual fund operating expenses
% of average daily net assets
Investment advisory fees                                    0.80%                  0.80%
Shareholder services fee                                     none                  0.25%
Other expenses
   Substitute dividend expense on securities sold           0.20%                  0.20%
   short
   Remainder of other expenses                              0.90%                  0.90%

Total                                                       1.90%                  2.15%

_________________

Expense example
                                                                 1 Year         3 Years
---------------------------------------------------------------- -------------- -----------
Class M shares                                                   $193           $597

Investor shares                                                  $218           $673

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

[Right Side Bar]

Concepts to understand

Investment advisory fee: the fee paid to the investment adviser for managing the fund’s portfolio. The investment adviser has contractually agreed, until August 31, 2008, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding shareholder services fees, taxes, brokerage commissions, interest, commitment fees on borrowings, prime broker fees, substitute dividend expenses on securities sold short and extraordinary expenses) exceed 1.05%.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services to the holders of Investor shares.

Other expenses: the estimated amounts to be paid by the fund as substitute dividend expenses on securities borrowed for the settlement of short sales, estimated fees to be paid by the fund to its prime broker in connection with short selling transactions, and other estimated fees to be paid by the fund, including an administration fee of 0.132% (based on certain assets of the funds in the Mellon Funds Trust in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional service fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund. Actual expenses may be greater or less than the amounts listed in the table above.

_________________

[ICON]	MANAGEMENT

Investment adviser

The investment adviser for the fund is Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $201 billion in approximately 180 mutual fund portfolios. The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.80% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations, and high-net worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Sean P. Fitzgibbon, CFA and Jeffrey D. McGrew, CFA serve as the fund’s primary portfolio managers, positions they have held since the fund’s inception. Mr. Fitzgibbon is a senior vice president, and Mr. McGrew is a vice president, of The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of BNY Mellon and an affiliate of the investment adviser, and each serves as a portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team for TBCAM. Mr. Fitzgibbon has been employed by TBCAM since 1991 and by Dreyfus since October 2004. Mr. McGrew has been employed by TBCAM since 2002 and by Dreyfus since April 2006.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of fund shares.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, the fund’s investment adviser and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The investment adviser’s code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by employees of the investment adviser does not disadvantage any fund managed by the investment adviser.

_________________

[ICON]	FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.

_________________

YOUR INVESTMENT

[ICON]	ACCOUNT POLICIES AND SERVICES

Buying shares

The fund is offering its Class M shares and Investor shares in this prospectus. Class M shares are generally offered only to Private Wealth Management Clients. Class M shares owned by Private Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund’s transfer agent (Mellon Fund Accounts). Investor shares are generally offered only to Individual Clients, MPWA Brokerage Clients and Qualified Employee Benefit Plans. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Fund shares owned by MPWA Brokerage Clients also will be held in separate accounts (MPWA Brokerage Accounts). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by the investment adviser, Mellon Bank, N.A. or their affiliates.

Private Wealth Management Clients may transfer Class M shares from a Mellon Fund Account to other existing Private Wealth Management Clients for their Mellon Fund Accounts. Private Wealth Management Clients also may transfer shares from a Mellon Fund Account to an Individual Account or an MPWA Brokerage Account. Before any such transfer, the Private Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or MPWA Brokerage Client will receive Investor shares. Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A. or their affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or MPWA Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and MPWA Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund. See the SAI for more information.

You pay no sales charges to invest in either share class of the fund. Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAV, the fund’s equity investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the trust’s board. Fair value of investments may be determined by the trust’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Forward currency contracts will be valued at the current cost of offsetting the contract. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment—Account Policies and Services—General Policies” for further information about the fund’s frequent trading policy.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through Mellon Fund Accounts and MPWA Brokerage Accounts

Persons who hold fund shares through Mellon Fund Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a Mellon Fund Account, by Private Wealth Management Clients who terminate their relationship with Mellon Bank, N.A. or Mellon Trust of New England, N.A., or their affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other Mellon funds as described below under “Individual Account services and policies – Exchange privilege.” The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

Make checks payable to: Mellon Funds.

Wire. To purchase additional shares by wire, have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

•     ABA #011001234
•     DDA #00-0388
•     the fund name
•     the share class
•     your account number
•     name(s) of investor(s)

Electronic check. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert “569” before your 14-digit account number. Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically. Call us at 1-800-645-6561 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See “Individual Account services and policies.”

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with signature guarantees. These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

In writing. You may sell (redeem) shares by writing a letter of instruction. The letter of instruction should include the following information:

•     your name(s) and signature(s)
•     your account number
•     the fund name
•     the share class
•     the dollar amount you want to sell
•     how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

For investing

Automatic Asset Builder(R)	For making automatic investments from a designated bank account.

Payroll Savings Plan	For making automatic investments through a payroll deduction.

Government Direct Deposit Privilege	For making automatic investments from your federal employment, Social Security or other regular federal government check.

Dividend Sweep	For automatically reinvesting the dividends and distributions from the fund into another Mellon fund (not available for IRAs).

For exchanging shares

Auto-Exchange Privilege	For making regular exchanges from the fund into another Mellon fund.

For selling shares

Automatic Withdrawal Plan	For making regular withdrawals from most Mellon funds.

Exchange privilege. You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the trust’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans and Auto-Exchange Privileges generally are not considered to be frequent trading.

[ICON]	DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on Mellon Fund Accounts or MPWA Brokerage Accounts, contact your account officer or financial advisor, respectively. There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively. Because the fund will have both long and short positions in equity securities, the fund anticipates that a smaller portion of its income dividends will be qualified dividend income eligible for taxation at long-term capital gain rates than if the fund held only long positions in equity securities.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

FOR MORE INFORMATION

Mellon U.S. Core Equity 130/30 Fund
A series of Mellon Funds Trust
SEC file number: 811-09903

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the trust’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the trust’s SAI.

[Left Side Bar]

To obtain information:

By telephone Private Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
MPWA Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.
Individual Account holders, please call Dreyfus at 1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

By mail Private Wealth Management Clients, write to your Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

MPWA Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
Mellon Funds
P.O. Box 55268
Boston, MA 02205-8502

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 MBSC Securities Corporation

MELLON FUNDS TRUST
CLASS M SHARES, INVESTOR SHARES AND DREYFUS PREMIER SHARES

MELLON LARGE CAP STOCK FUND, MELLON INCOME STOCK FUND, MELLON MID CAP STOCK FUND, MELLON SMALL CAP STOCK FUND, MELLON U.S. CORE EQUITY 130/30 FUND, MELLON INTERNATIONAL FUND, MELLON EMERGING MARKETS FUND, MELLON BOND FUND, MELLON INTERMEDIATE BOND FUND, MELLON SHORT-TERM U.S. GOVERNMENT SECURITIES FUND, MELLON NATIONAL INTERMEDIATE MUNICIPAL BOND FUND, MELLON NATIONAL SHORT-TERM MUNICIPAL BOND FUND, MELLON PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, MELLON MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, MELLON BALANCED FUND, MELLON MONEY MARKET FUND AND MELLON NATIONAL MUNICIPAL MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION
JULY 31, 2007,

           This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a “Fund” and collectively, the “Funds”) dated December 29, 2006 (other than for Mellon U.S. Core Equity 130/30 Fund, which has a separate Prospectus dated July 31, 2007), with respect to the Funds’ Class M shares and Investor shares (the “Class M and Investor Class Prospectus”), and the current combined Prospectus of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund dated December 29, 2006, with respect to the Dreyfus Premier shares that those Funds also offer (the “Dreyfus Premier Class Prospectus”), as each Prospectus may be revised from time to time. The Funds are separate portfolios of Mellon Funds Trust, an open-end management investment company (the “Trust”) that is registered with the Securities and Exchange Commission (the “SEC”). To obtain a copy of the relevant Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers: Private Wealth Management Clients — call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; Individual Account Holders of Class M shares and Investor shares (other than brokerage clients of Mellon Private Wealth Advisors) – call toll free 1-800-645-6561 and outside the U.S. call collect 516-794-5452; holders of Dreyfus Premier shares – call toll free 1-800-554-4611 and outside the U.S. call collect 516-794-5452; brokerage clients of Mellon Private Wealth Advisors – call toll free 1-800- 803-0549 – Option 2; and participants in Qualified Employee Benefit Plans (as defined under “How to Buy Shares” below) – call toll free 1-877-774-0327.

           The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund (other than Mellon U.S. Core Equity 130/30 Fund, which had not commenced operations as of the date of this SAI) are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Reports are incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

DESCRIPTION OF THE TRUST AND FUNDS
THE FUNDS AND THEIR INVESTMENTS
THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS
MANAGEMENT OF THE TRUST AND FUNDS
MANAGEMENT ARRANGEMENTS
HOW TO BUY SHARES
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
HOW TO REDEEM SHARES
SHAREHOLDER SERVICES
DETERMINATION OF NET ASSET VALUE
DIVIDENDS, DISTRIBUTIONS AND TAXES
PORTFOLIO TRANSACTIONS
SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES
INFORMATION ABOUT THE TRUST AND FUNDS
FINANCIAL STATEMENTS
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
APPENDIX A
APPENDIX B
APPENDIX C	1 1 8 50 56 67 71 74 80 84 86 93 99 100 109 109 A-1 B-1 C-1

DESCRIPTION OF THE TRUST AND FUNDS

          The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Effective December 16, 2002, the Trust changed its name from “MPAM Funds Trust” to its current name and each Fund deleted “MPAM” and substituted “Mellon” in its name and renamed its MPAM shares “Class M” shares.

          The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

          Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each Fund's investment manager (the "Investment Adviser")

           MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each Fund’s shares.

THE FUNDS AND THEIR INVESTMENTS

          The following information supplements and should be read in conjunction with the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus. The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ. Additional information about these portfolio securities and investment techniques is provided under “The Funds’ Investments, Related Risks and Limitations.”

DOMESTIC EQUITY FUNDS

          Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund and Mellon U.S. Core Equity 130/30 Fund are sometimes referred to herein as the “Domestic Equity Funds.”

          Mellon Large Cap Stock Fund seeks capital appreciation.

          The Fund may invest in the following portfolio securities: common stock, foreign securities including American Depositary Receipts (“ADRs”) and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings (“IPOs”), other investment companies, exchange-traded funds (“ETFs”) and money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

          Mellon Income Stock Fund seeks total return (consisting of capital appreciation and income).

          The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, corporate obligations, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in IPOs, other investment companies, ETFs and money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

          Mellon Mid Cap Stock Fund seeks capital appreciation.

          The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in IPOs, other investment companies, ETFs and money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), foreign currency transactions and forward contracts.

          Mellon Small Cap Stock Fund seeks capital appreciation.

          The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in IPOs, other investment companies, ETFs and money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), foreign currency transactions and forward contracts.

          Mellon U.S. Core Equity 130/30 Fund seeks capital appreciation.

          The Fund may invest in the following portfolio securities: common stocks, preferred stocks, convertible securities, warrants, securities issued by real estate investment trusts (“REITs”), ETFs, other investment companies, government obligations, illiquid securities, securities issued in IPOs, foreign securities including ADRs and New York Shares and money market instruments.

          The Fund may utilize the following investment techniques: short-selling, borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), foreign currency transactions and forward contracts.

INTERNATIONAL EQUITY FUNDS

          Mellon International Fund and Mellon Emerging Markets Fund are sometimes referred to herein as the “International Equity Funds.”

          Mellon International Fund seeks long-term capital growth.

          The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, Global Depositary Receipts (“GDRs”), and New York Shares, illiquid securities, other investment companies, ETFs, warrants, foreign bank deposit obligations, and money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

          Mellon Emerging Markets Fund seeks long-term capital growth.

          The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, GDRs, and New York Shares, foreign government obligations, securities of supranational entities, illiquid securities, other investment companies, ETFs, foreign bank deposit obligations, and money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

TAXABLE BOND FUNDS

          Mellon Bond Fund, Mellon Intermediate Bond Fund, and Mellon Short-Term U.S. Government Securities Fund are sometimes referred to herein as the “Taxable Bond Funds.”

          Mellon Bond Fund and Mellon Intermediate Bond Fund each seek total return (consisting of capital appreciation and current income).

          Each Fund may invest in the following portfolio securities: corporate obligations, government obligations, variable and floating rate securities, mortgage-related securities (including commercial mortgage-backed securities), asset-backed securities, convertible securities, zero coupon, pay-in-kind and step-up securities, preferred stock, illiquid securities, foreign securities, other investment companies, and money market instruments. Mellon Intermediate Bond Fund may also invest in municipal bonds, municipal notes, and municipal commercial paper.

          Each Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), securities lending, foreign currency transactions, forward contracts and mortgage dollar rolls.

          Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

          The Fund may invest in the following portfolio securities: government obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), illiquid securities, other investment companies and money market instruments.

          The Fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to a change in interest rates, as well as stripped mortgage-backed securities which do not bear interest.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, and mortgage dollar rolls.

MUNICIPAL BOND FUNDS

          Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund are sometimes referred to herein as the “Municipal Bond Funds.”

          Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund each seek to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. Each Fund seeks to achieve its objective by investing primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax (“Municipal Obligations”). Each Fund may invest in Municipal Obligations that are rated investment grade at the time of purchase.

          As a fundamental policy, each Municipal Bond Fund invests, under normal market conditions, a minimum of 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations. However, each Fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the alternative minimum tax (a “Tax Preference Item”), and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, each Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

          Each Fund may invest in the following portfolio securities: Municipal Obligations, including municipal bonds, municipal notes, municipal commercial paper, municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.

          Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions and derivative instruments (including municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors). A Fund’s use of certain of these investment techniques may give rise to taxable income.

          Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital. Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital.

          As a fundamental policy, Mellon Pennsylvania Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal and Pennsylvania personal income taxes (collectively, “Pennsylvania Municipal Obligations”). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Pennsylvania, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Pennsylvania personal income taxes or both.

          As a fundamental policy, Mellon Massachusetts Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal and Massachusetts personal income taxes (collectively, “Massachusetts Municipal Obligations”). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Massachusetts, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Massachusetts personal income taxes or both.

          In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.

          Each Fund may invest in the following portfolio securities: Municipal Obligations, including municipal bonds, municipal notes, municipal commercial paper, and municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, custodial receipts, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.

          Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions and derivative instruments (including municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors). A Fund’s use of certain of these investment techniques may give rise to taxable income.

BALANCED FUND

          Mellon Balanced Fund seeks long-term growth of principal in conjunction with current income. The Fund may invest in individual equity and debt securities of the types in which Mellon Large Cap Stock Fund and Mellon Bond Fund may invest, and in shares of Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, and Mellon Emerging Markets Fund, as well as in money market instruments.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, swaps, caps, collars and floors), foreign currency transactions, forward contracts and mortgage dollar rolls.

MONEY MARKET FUNDS

          Mellon Money Market Fund and Mellon National Municipal Money Market Fund are sometimes referred to herein as the “Money Market Funds.”

          Each Money Market Fund expects to maintain, but does not guarantee, a net asset value of $1.00 per share. To do so, each Money Market Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, each Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less and which are determined to be of high quality with minimal credit risk in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). In determining whether a security is of high quality with minimal credit risk, the Investment Adviser must consider whether the security is rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations or determined to be of comparable quality by the Investment Adviser in accordance with requirements of these procedures. These procedures are reasonably designed to assure that the prices determined by the amortized cost valuation will approximate the current market value of each Money Market Fund’s securities. In accordance with Rule 2a-7, each Money Market Fund generally will not invest more than 5% of its assets in the securities of any one issuer.

          Mellon Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

          The Fund may invest in the following portfolio securities: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including Treasury Bills, Treasury Notes and Treasury Bonds), bank obligations (including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic or foreign banks or their subsidiaries or branches), repurchase agreements and tri-party repurchase agreements, asset-backed securities, high-grade commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest, taxable municipal obligations, including those with floating or variable rates of interest, illiquid securities and other investment companies. Such securities at the time of purchase must be: (i) backed by the full faith and credit of the United States, or (ii) rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), or if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated or are of comparable quality, as determined by the Investment Adviser under procedures established by the Board.

          The Fund may use the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements and derivatives instruments (including participation interests, tender option bonds and custodial receipts) that are consistent with the Fund’s investment objective and policies and comply with the diversification standards of Rule 2a-7.

          Mellon National Municipal Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve its objective by investing primarily in short-term debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax and which obligations at the time of purchase: (i) are backed by the full faith and credit of the United States, or (ii) are rated in the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security) or if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated or are of comparable quality, as determined by the Investment Adviser under procedures established by the Board. Such short-term debt obligations are referred to herein collectively as “Municipal Securities.”

          As a fundamental policy, the Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Securities. However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable money market obligations.

          The Fund may invest in the following portfolio securities: Municipal Securities, including municipal notes, short-term municipal bonds and municipal leases, floating and variable rate obligations, including variable amount master demand notes, stand-by commitments, bank obligations, Eurodollar certificates of deposit and time deposits, Yankee-Dollar certificates of deposit, corporate obligations, government obligations, repurchase agreements, tax-exempt commercial paper, foreign securities, illiquid securities and other investment companies.

          The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements and derivatives instruments (including tax-exempt participation interests, tender option bonds and custodial receipts) that are consistent with the Fund’s investment objective and policies and comply with the diversification standards of Rule 2a-7. The Fund’s use of certain of these investment techniques may give rise to taxable income.

CLASSIFICATION OF THE FUNDS

          Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon International Fund, Mellon Emerging Markets Fund, Mellon U.S. Core Equity 130/30 Fund, Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon Balanced Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund are “diversified,” as defined in the 1940 Act, which means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

          The Municipal Bond Funds are classified as “non-diversified,” as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Because it is non-diversified, a Municipal Bond Fund’s share price may fluctuate to a greater degree in response to changes in the financial condition or in the market’s assessment of an individual issuer in which the Fund invests than if the Fund were diversified. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a “regulated investment company.” To qualify, among other requirements, a Fund will be required to limit its investments so that at the close of each quarter of its taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund’s total assets may be invested in the securities of a single issuer at the close of each quarter of the Fund’s taxable year.

THE FUNDS’ INVESTMENTS, RELATED RISKS AND LIMITATIONS

          The following information supplements and should be read in conjunction with the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus and the section entitled “The Funds and Their Investments” above, concerning the Funds’ investments, related risks and limitations. Except as otherwise indicated in the relevant Prospectus or this SAI, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Certain Portfolio Securities

          ADRs, GDRs and New York Shares. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States.

          These securities may be purchased through “sponsored” or “unsponsored” facilities and may not necessarily be denominated in the same currency as their underlying securities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          ADRs, GDRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See “Foreign Bank Deposits and Foreign Securities.”

          Asset-Backed Securities. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As discussed at greater length below under “Mortgage-Related Securities,” asset-backed securities are subject to the risk of prepayment. The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

          Common Stock. Common stock represents an equity or ownership interest in the issuer of the stock. If the issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of holders of common stock against assets of the issuer.

          Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its “investment value,” or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer’s ability to make payments on the preferred stock.

          Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non- convertible securities of similar quality because of the potential for capital appreciation.

          Corporate Obligations. The relevant Funds, other than the Money Market Funds, may purchase corporate obligations rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB, by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or by Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”), or if unrated, of comparable quality as determined by the Investment Adviser. Securities rated Baa by Moody’s or BBB by S&P or Fitch, or higher, are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.

          Each Money Market Fund may invest in corporate obligations that have received a short-term rating from Moody’s or S&P in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody’s or S&P in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the Fund invests. Each Money Market Fund may also invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Investment Adviser. A Fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

          ECDs, ETDs and Yankee CDs. Each Money Market Fund may purchase Eurodollar certificates of deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks, Eurodollar time deposits (“ETDs”), which are U.S. dollar denominated deposits in a foreign branch of a domestic bank or a foreign bank, and Yankee-Dollar certificates of deposit (“Yankee CDs”) which are certificates of deposit issued by a domestic branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks than domestic obligations of domestic banks. See “Foreign Bank Obligations and Foreign Securities” and “Bank Obligations.”

          Foreign Bank Deposit Obligations and Foreign Securities. The relevant Funds may invest in deposit obligations of foreign banks and in foreign securities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities or supranational entities that the Investment Adviser determines to be of comparable quality to the other obligations in which the Funds may invest. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for the purpose of a Fund’s investment allocations, because they are not subject to many of the special considerations and risks, discussed in the Funds’ Prospectus and this SAI, that apply to foreign securities traded and held abroad.

          Government Obligations. U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

          Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Fannie Mae). No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Neither the market value of such securities nor a Fund’s share price is guaranteed.

          Illiquid Securities. No Fund will knowingly invest more than 15% and, in the case of each of Mellon Money Market Fund and Mellon National Municipal Money Market Fund, 10%, of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser pursuant to guidelines established by the Board. The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Funds or other holder. As described in “Municipal Obligations,” liquidity determinations for municipal lease obligations and certificates of participation in municipal lease obligations may also be made by the Investment Adviser.

          IPOs. An IPO is a corporation’s first offering of stock to the public. The prices of securities issued in IPOs can be very volatile. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.

          Money Market Instruments. Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper. A Fund may purchase money market instruments when it has cash reserves. Where indicated for a Fund in its Prospectus, purchases of money market instruments in excess of cash reserves will be limited to periods when the Investment Adviser determines that adverse market conditions exist, during which the Fund may adopt a temporary defensive position by investing some or all of its assets in money market instruments.

          Bank Obligations. Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

          Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

          Commercial Paper. Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by a Fund, other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund, will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P or F1 by Fitch; (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

          (Mellon Money Market Fund and Mellon National Municipal Money Market Fund only) The commercial paper purchased by a Fund will consist only of direct obligations issued by domestic and foreign entities which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s, A-1 by S&P or F1 by Fitch; or (b) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund. The other corporate obligations in which a Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes).

          Repurchase Agreements. The relevant Funds may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. A custodian employed in connection with a tri-party repurchase transaction will have custody of, and will segregate securities acquired by a Fund under a repurchase agreement. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

          Mortgage-Related Securities.

          Adjustable-Rate Mortgage Loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustments based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

          Collateralized Mortgage Pools. Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits (“REMICs”), and ARMs.

          Residential Mortgage-Related Securities. Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

          Mortgage Pass-Through Certificates. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

          (1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. This is not a guarantee against market decline of the value of these securities or the shares of a Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

          (2) FHLMC Mortgage Participation Certificates (“Freddie Macs”). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payments of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

          (3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

          (4) Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

          The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the mortgagors of the underlying mortgages.

          Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or “CMOs” are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which a Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs or (c) any combination thereof.

          Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. A Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. A Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

          As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

          Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individual commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

          Types of Credit Enhancement. To lessen the effect of failures by obligors on mortgage-related securities to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) loss protection and (2) liquidity protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on investment in such a security.

          Municipal Obligations.

          General. Unless otherwise specified, “Municipal Obligations,” when referred to below, include Pennsylvania Municipal Obligations, with respect to Mellon Pennsylvania Intermediate Municipal Bond Fund, Massachusetts Municipal Obligations, with respect to Mellon Massachusetts Intermediate Municipal Bond Fund, and Municipal Securities, with respect to Mellon National Municipal Money Market Fund. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal Obligations include general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which for each Fund (other than Mellon National Municipal Money Market Fund) may be determined in some instances by formulas under which the Municipal Obligation’s interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund’s management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

          Municipal Obligations may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The latter is likely to be the case with respect to investments of Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties.

          Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

          Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as the Investment Adviser believes the quality of these instruments meets the Fund’s quality standards.

          Municipal Bonds. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classifications of general obligation bonds, revenue bonds and private activity bonds are discussed below.

          1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest.

          2. Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

          3. Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under “Dividends, Distributions and Taxes,” interest income on these bonds may be a Tax Preference Item.

          Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

          1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

          3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

          Municipal Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

          Municipal Lease Obligations. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. A Money Market Fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank. The quality of the issuer of such letter of credit or guarantee, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal and accrued interest of such obligations under the credit enhancement feature. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation and, in the case of a Money Market Fund, 10% limitation, on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless the Investment Adviser shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

          In evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board has directed the Investment Adviser to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Investment Adviser may deem relevant.

          Mellon National Municipal Money Market Fund may purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the Fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the Fund. Such agreements are referred to as “remarketing agreements” and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a “remarketing party.” The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Investment Adviser anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the Fund’s right to require the remarketing party to purchase or remarket the obligation are that the Fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the Fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the Fund to meet the Fund’s liquidity needs, and (3) the governmental issuer has not notified the Fund of a termination of the underlying lease.

          The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of Mellon National Municipal Money Market Fund under certain conditions to provide liquidity if share redemptions of the Fund exceed purchases of the Fund’s shares. The Fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Investment Adviser’s opinion are capable of meeting their obligations to the Fund. The Investment Adviser will regularly monitor the ability of remarketing parties to meet their obligations to the Fund. The Fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The Fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The Fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

          The “remarketing” feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from Mellon National Municipal Money Market Fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the Fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the Fund’s municipal lease obligations may not be covered by remarketing agreements. The Fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Investment Adviser at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Investment Adviser to be of high quality and minimal credit risk, will not be deemed to be “illiquid” solely because the underlying municipal lease obligation is unrated, if the Investment Adviser determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

          As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation. Changes in the credit quality of the issuer of the letter of credit or insurance policy or other party to a remarketing agreement could cause losses to the Fund and adversely affect its share price.

          Tax-Exempt Participation Interests. The relevant Funds may purchase from financial institutions tax-exempt participation interests in Municipal Obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% and, in the case of a Money Market Fund, 10%, of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations. The quality of the underlying creditor or of the third-party provider of the tender option, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

          A Fund will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, a Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          Variable and Floating Rate Demand Notes. Variable and floating rate demand notes and bonds are tax-exempt obligations that ordinarily have stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Funds to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Funds, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and generally there is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Funds will meet the quality criteria established for the purchase of Municipal Obligations.

          Custodial Receipts. (Municipal Bond Funds and Money Market Funds only) The Funds may purchase securities, frequently referred to as “custodial receipts,” representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The two classes have different characteristics, but in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate is also adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Funds also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. The custodial receipts and the underlying Municipal Obligations are often subject to credit or liquidity enhancement provided by third-party banks, broker-dealers or other financial institutions. The quality of the underlying creditor or of such bank, broker-dealer or other financial institution, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of such banks, broker-dealers or other financial institutions responsible for paying the amounts due on those obligations and under such credit or liquidity enhancement.

          Inverse Floaters. (Municipal Bond Funds only) The Funds may invest in residual interest Municipal Obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Obligation. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Obligation. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify a Fund’s gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Obligations with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against the rising rates if exercised at an opportune time.

           Inverse floaters typically are derivative instruments created by depositing Municipal Obligations in a special purpose trust which divides the Municipal Obligation's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the special purpose trust after payment of interest on the note and various expenses of the special purpose trust. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. A Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a special purpose trust fixed rate Municipal Obligations held in the Fund's portfolio. The special purpose trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Obligations. In return for the transfer of the Municipal Obligations to the special purpose trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the special purpose trust. As a result of recent changes in the accounting treatment of these transactions, the Funds will treat these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the special purpose trusts and sold to third parties as liabilities of the relevant Fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

          Investment Companies. Each Fund may invest in securities issued by registered and unregistered investment companies, including, with respect to the Domestic Equity Funds, International Equity Funds and Mellon Balanced Fund, ETFs described below, to the extent such investments are consistent with the Fund’s investment objective and policies. Under the 1940 Act, a Fund’s investment in securities of other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above. See “Securities Lending.”

          ETFs. (Domestic Equity Funds, International Equity Funds and Mellon Balanced Fund only) The Funds may invest in shares of ETFs, which typically are designed to provide investment results corresponding to a securities (or commodities) index. These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

          The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

          REITs. (Domestic Equity Funds, International Equity Funds and Mellon Balanced Fund only) The Funds may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

          Taxable Investments. (Mellon Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund only) Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Although each Fund’s goal is to provide income exempt from Federal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal income taxes.

          (Mellon Pennsylvania Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund’s goal is to provide income exempt from Federal and Pennsylvania personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and Pennsylvania personal income taxes.

          (Mellon Massachusetts Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund’s goal is to provide income exempt from Federal and Massachusetts personal income taxes, it may invest up to 20% of its net assets in obligations that pay income subject to Federal and Massachusetts personal income taxes.

          (Mellon National Municipal Money Market Fund only) The Fund anticipates being as fully invested as practicable in Municipal Securities. Although the Fund’s goal is to provide income exempt from Federal personal income taxes, it may invest up to 20% of its net assets in money market obligations that pay income subject to Federal personal income taxes.

          Because each Municipal Bond Fund’s goal is to provide income exempt from Federal (and any applicable state) income tax, it will invest in taxable obligations only if and when the Investment Adviser believes it would be in the best interests of the Fund’s shareholders to do so. Situations in which a Fund may invest in taxable obligations include: (a) pending investment of proceeds of sales of shares of the Funds or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its net assets in Federally taxable obligations to maintain a “defensive” posture when, in the opinion of the Investment Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the kinds of taxable obligations described above under “Money Market Instruments.”

          Dividends paid by a Fund that are attributable to income earned by the Fund from taxable obligations will be taxable to investors. See “Dividends, Distributions and Taxes.”

          Variable and Floating Rate Securities. The relevant Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate, which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

          Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

          Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, a Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The Code requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement. See “Dividends, Distributions and Taxes.”

Investment Techniques

          In addition to the principal investment strategies discussed in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus, to the extent indicated above under “The Funds and Their Investments,” a Fund may utilize the investment techniques described below. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. A Fund’s use of certain of these investment techniques may give rise to taxable income.

          Borrowing Money. The Funds are permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund’s total assets, the Fund will not make any additional investments.

          Foreign Currency Transactions. (Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Mellon U.S. Core Equity 130/30 Fund, International Equity Funds, Mellon Bond Fund, Mellon Intermediate Bond Fund and Mellon Balanced Fund only) The Funds may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

          A Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund’s securities positions denominated in that currency.

          Forward currency contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates. There is no assurance that the Investment Adviser’s use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

          Foreign Currency Strategies – Special Considerations. The relevant Funds may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

          A Fund may seek to hedge against changes in the value of particular currency by using various techniques. In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors. Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

          The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. A Fund’s success in these transactions may depend on the Investment Adviser’s ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

          Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

          Forward Contracts. A forward foreign currency exchange contract (“forward contract”) is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. A Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

          Forward contracts may serve as long hedges – for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges <C150> for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

          The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

          Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          Forward Roll Transactions. (Taxable Bond Funds only) To enhance current income, the Taxable Bond Funds may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, a Fund sells mortgage-related securities to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools or mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, typically repurchase agreements, and the income from these investments, together with any additional fee income received on the sale is expected to generate income for a Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the purchase price of those securities. A Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

          The Taxable Bond Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be “covered.” A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a Fund’s borrowings and other senior securities.

          Futures, Options and Other Derivative Instruments.

          General. The relevant Funds may invest in, or enter into, derivatives (“Derivative Instruments”) for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities, to manage foreign currency risk, or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivative Instruments may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Funds (as indicated) may invest in options contracts, futures contracts, options on futures contracts and swap transactions. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

          Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

          Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

          Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intend to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

          The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, a Fund’s ability to use Derivative Instruments may be limited by tax considerations. See “Dividends, Distributions and Taxes.”

          Neither the Trust nor any of the Funds will be a commodity pool. The Trust has filed notice with the CFTC and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor any Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

          Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

          (1) Successful use of most Derivative Instruments may depend on the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, a Fund could suffer a loss. In either such case, a Fund would have been in a better position had it not attempted to hedge at all.

          (4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

          (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

          Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the relevant Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, futures or options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. A Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside permissible liquid assets in a segregated account with its custodian in the prescribed amount.

          Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to segregated accounts or as cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

          Futures Contracts and Options on Futures Contracts. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

          When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

          The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

          Futures strategies also can be used to manage the average duration of a Fund’s fixed income portfolio. If the Investment Adviser wishes to shorten the average duration of a Fund’s fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Adviser wishes to lengthen the average duration of a Fund’s fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

          No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

          Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

          Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Funds intend to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

          If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

          Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

          Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

          The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, a Fund would expect to suffer a loss.

          Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

          Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

          The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

          A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

          A Fund may purchase and sell both exchange-traded and over-the-counter (“OTC”) options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. A Fund, except Mellon Income Stock Fund, will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

          A Fund, except Mellon Income Stock Fund, will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund’s net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

          Generally, the OTC debt and foreign currency options used by a Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

          A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

          If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. A Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price, or otherwise covers the transaction by segregating permissible liquid assets.

          The relevant Funds may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

          Municipal Bond Index and Interest Rate Futures Contracts and Options on Municipal Bond Index and Interest Rate Futures Contracts. The relevant Funds may invest in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

          An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the GNMA and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a “short” position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a “long” position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

          The purpose of the acquisition or sale of a municipal bond index futures contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

          Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the futures contract.

          There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. There can be no assurance that there will be a correlation between movements in the price of the underlying instruments of the municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

          Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

          If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The ability of a Fund to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to regulated investment companies. See “Dividends, Distributions and Taxes” below.

          The relevant Funds may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

          A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

          A Fund may purchase options when the Investment Adviser believes that interest rates will increase and consequently the value of the Fund’s portfolio securities will decrease. A Fund may enter into futures contracts to buy an index or debt security or may purchase call options when the Investment Adviser anticipates purchasing portfolio securities at a time of declining interest rates.

          Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

          There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund’s purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser’s expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund’s portfolio securities.

          The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds’ existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund’s total assets, after taking into account unrealized profits and losses on any existing contracts.

          Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made by the Municipal Bond Funds only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

          Swaps, Interest Rate Locks, Caps, Collars and Floors. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the “notional principal amount”). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

          In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

          The Municipal Bond Funds also may enter into interest rate lock transactions. In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

          A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

          The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

          A Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

          The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the position being hedged.

          A Fund will enter into swap transactions only when the Investment Adviser believes it would be in the best interests of the Fund’s shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

          The Funds understand that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

          Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts, swaps and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

          Reverse Repurchase Agreements. The relevant Funds may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of a Fund equal in value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

          Securities Lending. Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Each Fund may participate in a securities lending program operated by Mellon Bank, N.A. (“Mellon Bank”), as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

          Short-Selling. (Mellon U.S. Core Equity 130/30 Fund, International Equity Funds and Mellon Short-Term Government Securities Fund only) In these transactions, a Fund sells securities it does not own in anticipation of a decline in the market value of the security. A Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

           Normally, approximately 30% of Mellon U.S. Core Equity 130/30 Fund's assets will be in short positions. With respect to each other Fund, securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund, other than Mellon U.S. Core Equity 130/30 Fund, may not make a short sale that results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. A Fund also may make short sales "against the box," in which a Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. With respect to each Fund other than Mellon U.S. Core Equity 130/30 Fund, at no time will more than 15% of the value of such Fund's net assets be in deposits on short sales against the box.

          Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

          Forward Commitment and When-Issued Securities and Delayed Delivery Transactions. New issues of U.S. Treasury, other government securities and Municipal Obligations are often offered on a forward commitment or when-issued basis. This means that delivery and payment for the securities normally will take place in the future after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on each Fund’s records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on each Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

          When payment for forward commitment or when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

          To secure advantageous prices or yields, a Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. A Fund will segregate permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

          Municipal Obligations or other securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by a Fund are subject to changes in market value based upon the public’s perception of changes in the creditworthiness of the issuer and the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.

          Stand-by Commitments. Each Municipal Bond Fund and Money Market Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable. A Fund (other than a Money Market Fund) also may acquire call options on specific Municipal Obligations. A Fund generally would purchase these call options to protect a Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Obligation could result in its receipt of taxable income.

Special Factors Affecting the Funds

          Certain Investments. From time to time, to the extent consistent with relevant investment objectives, policies and restrictions, a Fund may invest in securities of companies with which Mellon Bank, an affiliate of Dreyfus, has a lending relationship.

          Credit Enhancements. Certain instruments in which the relevant Funds may invest, including floating rate securities, tender option bonds, custodial receipts, variable amount master demand notes, municipal lease obligations or certificates of participation in municipal lease obligations and variable rate obligations, may be backed by letters of credit or insured or guaranteed by financial institutions, such as banks or insurance companies, whose credit quality ratings are judged by the Investment Adviser to be comparable in quality to the two highest quality ratings of the Rating Agencies. Changes in the credit quality of banks, broker-dealers and other financial institutions that provide such credit or liquidity enhancements to a Fund’s portfolio securities could cause losses to the Fund, affect its liquidity and affect its share price.

          Equity Securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

          The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

          Fixed-Income Securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Securities rated Baa by Moody’s and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. See “Appendix C” for a summary of the Rating Agencies’ ratings.

          Foreign Securities. Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income a Fund has available for distribution. Because a portion of a Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

          Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when investors have no access to the Fund.

          The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, the Investment Adviser and its affiliates and its respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

          Lower-Rated Bonds. See “Appendix C” for a general description of the Rating Agencies’ ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Funds will rely on the Investment Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, you should be aware that the market values of bonds below investment grade tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there may be no established retail secondary market for some of these securities, it is possible that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

          Lower-rated bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Zero coupon, or delayed interest bonds, carry an additional risk in that unlike an investment in bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of the bonds are sold, and if the issuer defaults, the Fund may obtain no return at all on its investment.

          Mortgage-Related Securities. Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

          In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments of a Fund’s mortgage-related securities to decrease broadly, the Fund’s effective duration, and thus sensitivity to interest rate fluctuations, would increase.

          Municipal Obligations. The relevant Funds may invest more than 25% of the value of their total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, a Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain municipal lease obligations in which a Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property. A Money Market Fund will only purchase municipal lease obligations subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

          Certain Code provisions relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, a Fund would treat that security as a permissible Taxable Investment within the applicable limits set forth herein.

          Pennsylvania Municipal Obligations and Massachusetts Municipal Obligations. An investor in Mellon Pennsylvania Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Pennsylvania Municipal Obligations, as described in “Appendix A,” and an investor in Mellon Massachusetts Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Massachusetts Municipal Obligations, as described in “Appendix B”.

          Portfolio Maturity. (Taxable Bond Funds, other than Mellon Bond Fund, and Municipal Bond Funds only) Under normal market conditions, the average effective portfolio maturity is generally expected to be between three and ten years, with respect to Mellon Intermediate Bond Fund, Mellon National Intermediate Municipal Bond Fund, Mellon Pennsylvania Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, and less than three years, with respect to Mellon Short-Term U.S. Government Securities Fund and Mellon National Short-Term Municipal Bond Fund. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

          Portfolio Securities. The average distribution of investments in corporate bonds (excluding preferred stock, convertible preferred stock and convertible bonds) by ratings for Mellon Bond Fund and Mellon Intermediate Bond Fund for the fiscal year ended August 31, 2006, computed monthly on a dollar-weighted basis, was as follows:

Mellon Bond Fund

Fitch           or          Moody's          or          S&P              Percentage
-----                       -------                      ---              ----------
AAA                         Aaa                          AAA              77.00%
AA                          Aa                           AA               5.90
A                           A                            A                12.20
BBB                         Baa                          BBB              5.40
                                                                          ----
Total                                                                     100.50%

Mellon Intermediate Bond Fund

Fitch             or          Moody's          or          S&P               Percentage
-----                         -------                      ---               ----------
AAA                           Aaa                          AAA               68.50%
AA                            Aa                           AA                11.50
A                             A                            A                 13.20
BBB                           Baa                          BBB               6.40
                                                                             ----

Total                                                                        99.60%

          The average distribution of investments (at value) in Municipal Obligations or Municipal Securities by ratings for each of the Municipal Bond Funds indicated below and for Mellon National Municipal Money Market Fund for the fiscal year ended August 31, 2006, computed on a monthly basis, was as follows:

Mellon National Intermediate Municipal Bond Fund

Fitch             or     Moody's            or          S&P                Percentage
-----                    -------                        ---                ----------
AAA                      Aaa                            AAA                54.70%
AA                       Aa                             AA                 21.40
A                        A                              A                  11.80
BBB                      Baa                            BBB                8.20
F-1                      MIG 1, P-1                     SP-1, A-1          3.20
Not Rated                Not Rated                      Not Rated          0.70(1)
                                                                           -------
Total                                                                      100.00%
                                                                           =======

_________________

1.	Those securities which are not rated have been determined by the Investment Adviser to be of comparable quality to securities in the following rating category: AA/Aa (0.70%).

Mellon National Short-Term Municipal Bond Fund

Fitch             or     Moody's             or           S&P                Percentage
-----                    -------                          ---                ----------
AAA                      Aaa                              AAA                46.20%
AA                       Aa                               AA                 19.00
A                        A                                A                  14.90
BBB                      Baa                              BBB                12.80
BB                       Ba                               BB                 0.30
F-1                      MIG 1, P-1                       SP-2, A-2          3.90
Not Rated                Not Rated                        Not Rated          2.90(2)
                                                                             -------
Total                                                                        100.00%
                                                                             =======

_________________

2.	Those securities which are not rated have been determined by the Investment Adviser to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.10%), AA/Aa (1.60%) and A/A (0.20%).

Mellon Pennsylvania Intermediate Municipal Bond Fund

Fitch             or     Moody's           or           S&P                   Percentage
-----                    -------                        ---                   ----------
AAA                      Aaa                            AAA                   64.30%
AA                       Aa                             AA                    22.40
A                        A                              A                     5.40
BBB                      Baa                            BBB                   6.40
F-1                      MIG 1, P-1                     SP-1, A-1             1.10
Not Rated                Not Rated                      Not Rated             0.40(3)
                                                                              -------
Total                                                                         100.00%
                                                                              =======

_________________

3.	Those securities which are not rated have been determined by the Investment Adviser to be of comparable quality to securities in the following rating category: AA/Aa (0.40%).

Mellon Massachusetts Intermediate Municipal Bond Fund

Fitch           or     Moody's             or             S&P                 Percentage
-----                  -------                            -------             ----------
AAA                    Aaa                                AAA                 57.70%
AA                     Aa                                 AA                  26.90
A                      A                                  A                   1.00
BBB                    Baa                                BBB                 7.70
F-1                    MIG 1, P-1                         AP-1, A-1           6.70
                                                                              -----
Total                                                                         100.00%
                                                                              =======

Mellon National Municipal Money Market Fund

Fitch               or       Moody's            or           S&P                 Percentage
-----                        -------                         ---                 ----------
F-1+/F-1                     P-1                             A-1+/A-1            94.40%
AAA/AA                       Aaa/Aa                          AAA/AA               4.50
Not Rated                    Not Rated                       Not Rated            1.10(4)
                                                                                 --------
Total                                                                            100.00%
                                                                                 =======
___________________________
4.	Those securities which are not rated have been determined by the Investment Adviser to be of comparable quality to securities in the following rating category: MIG 1/VMIG 1 (1.10%).

          The actual distribution of a Fund’s investment in such securities by ratings on any given date will vary. In addition, the distribution of a Fund’s investments by rating as set forth above should not be considered as representative of that Fund’s future portfolio composition.

          Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations (“NRSROs”) such as S&P, Moody’s and Fitch, represent the opinions of these agencies as to the quality of obligations that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in “Appendix C” to this SAI.

          After being purchased by a Fund (other than a Money Market Fund), the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. For a discussion of special risks that are associated with bonds not rated investment grade, see “Lower Rated Bonds.”

          If, subsequent to being purchased by a Money Market Fund, (a) an issue of rated Municipal Obligations or Municipal Securities ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one rating organization), or the Board determines that it is no longer of comparable quality; or (b) the Investment Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Trust’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Investment Adviser becoming aware of the new rating and the Trust’s Board is subsequently notified of the Investment Adviser’s action.

Master/Feeder Option

          The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days’ prior notice of any such investment. Such investment would be made only if the Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Investment Restrictions

          Fundamental. The policy of each of Mellon National Intermediate Municipal Bond Fund and Mellon National Short-Term Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations (or other instruments with similar economic characteristics), of Mellon Pennsylvania Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Obligations (or other instruments with similar economic characteristics), of Mellon Massachusetts Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Massachusetts Municipal Obligations (or other instruments with similar economic characteristics) and of Mellon National Municipal Money Market Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Securities (or other instruments with similar economic characteristics) is a fundamental policy of each of the respective Funds (as to each Municipal Bond Fund and Mellon National Municipal Money Market Fund, the “Fundamental Policy”). In addition, the following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations, and each Municipal Bond Fund and Mellon National Municipal Money Market Fund may not change its Fundamental Policy, without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:

          The following Investment Restriction No. 1 does not apply to Mellon Money Market Fund:

          1. Purchase any securities which would cause more than 25% of the value of a Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

          2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

          3. Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

          4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

          5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

          6. Purchase or sell commodities, except that a Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

          The following fundamental limitation does not apply to Mellon Pennsylvania Intermediate Municipal Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon National Intermediate Municipal Bond Fund, and Mellon National Short-Term Municipal Bond Fund.

          7. Purchase with respect to 75% of the Fund’s total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

          With respect to Mellon Money Market Fund only, the following fundamental investment restriction also applies:

          8. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, the Fund may invest less than 25% of its assets in bank obligations.

          Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

          Non-fundamental. With respect to each of the Domestic Equity Funds, Mellon Emerging Markets Fund and each of the Taxable Bond Funds, the relevant Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, as described in the “Goal/Approach” section of the Class M and Investor Class Prospectus and the Dreyfus Premier Class Prospectus for the relevant Fund (or in other investments with similar economic characteristics as applicable to the relevant Fund) is a non-fundamental policy of each Fund, which may be changed without shareholder approval. However, a Fund will provide shareholders with at least 60 days’ notice of any change in its policy to so invest 80% of its net assets. Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

          1. Each Fund (other than the Money Market Funds) will not invest more than 15%, and each Money Market Fund will not invest more than 10%, of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, securities which may be resold under Rule 144A under the Act and municipal lease obligations and participations therein, provided that the Board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

          2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

          3. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short. This Investment Restriction has not been adopted with respect to Mellon U.S. Core Equity 130/30 Fund, Mellon International Fund, Mellon Emerging Markets Fund and Mellon Short-Term U.S. Government Securities Fund.

          4. The Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

          5. The Fund will not purchase any security while borrowings representing more than 5% of such Fund’s total assets are outstanding.

          If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to fundamental Investment Restriction No. 2 for each Fund, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

          If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

MANAGEMENT OF THE TRUST AND FUNDS

Trustees and Officers of the Trust

          The Trust’s Board is responsible for the management and supervision of each Fund, and approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

Mellon Fund Advisers, a division of The Dreyfus Corporation	Investment Adviser

MBSC Securities Corporation	Distributor

Dreyfus Transfer, Inc.	Transfer Agent

Mellon Bank, N.A.	Custodian for the Funds except Mellon International Fund and Mellon Emerging Markets Fund

Mellon Trust of New England, N.A.	Custodian for Mellon International Fund and Mellon Emerging Markets Fund

Trustees of the Trust

          The Trust has a Board composed of seven Trustees. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below. The Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, is indicated by an asterisk (*).

        Name (Age)                     Principal Occupation
 Position with Trust (Since)             During Past 5 Years              Other Board Memberships and Affiliations
 ---------------------------           ---------------------              ----------------------------------------
*Patrick J. O'Connor(1) (64)       Attorney, Cozen O'Connor since         Board of Consultors of Villanova University
Chairman of the Board (2000)       1973, including Vice Chairman             School of Law, Board Member
                                   since 1980 and Chief Executive         Temple University, Trustee
                                   Officer and President since 2002       Philadelphia Police Foundation, Board Member
                                                                          Philadelphia Children's First Fund, Board
                                                                             Member
                                                                          American College of Trial Lawyers, Fellow
                                                                          Historical Society of the United States
                                                                             District Court for the Eastern District
                                                                             of Pennsylvania, Director

Ronald R. Davenport (71)           Chairman of Sheridan Broadcasting      American Urban Radio Networks, Co-Chairman
Trustee (2000)                     Corporation since July 1972

John L. Diederich (70)             Chairman of Digital Site Systems,      Continental Mills, a dry baking products
Trustee (2000)                     Inc., a privately held software           company, Board Member
                                   company providing internet service     Pittsburgh Parks Conservancy, Board Member
                                   to the construction materials
                                   industry, since July 1998

Maureen M. Young (62)              Director of the Office of              Maglev, Inc., a company seeking a
Trustee (2000)                     Government Relations at Carnegie         partnership between industry and
                                   Mellon University since January          government in Pennsylvania to create a
                                   2000                                     magnetically levitated high-speed
                                                                            transportation system, Board Member
                                                                            representing Carnegie Mellon University
                                                                          Pennsylvania Association for Individuals
                                                                             with Disabilities, Board Member
                                                                             Oakland Planning and Development Corp.,
                                                                             Board Member

Kevin C. Phelan (62)               Mortgage Banker, Meredith & Grew,      Greater Boston Chamber of Commerce, Director
Trustee (2000)                     Inc. since March 1978, including          Fiduciary Trust Company, Director
                                   Executive Vice President and           St. Elizabeth's Medical Center of Boston,
                                   Director since March 1998                 Board Member
                                                                             Providence College, Trustee
                                                                             Simmons College, Trustee
                                                                          Newton Country Day School, Chairman of the
                                                                             Board
                                                                          Babson College, Board of Visitors
                                                                          Boston University School of Public Health,
                                                                             Board of Visitors
                                                                          Boston Public Library Foundation,  Director
                                                                             Boston Foundation, Director
                                                                          Boston Municipal Research Bureau, Board
                                                                             Member
                                                                          Boys and Girls Club of Boston, Board Member
                                                                          Boston Capital Real Estate Investment Trust,
                                                                             Director

Patrick J. Purcell (59)            Owner, President and                   The American Ireland Fund, an organization
Trustee (2000)                     Publisher of The Boston                   that raises funds for philanthropic
                                   Herald since February 1994                projects in Ireland, Vice Chairman
                                                                          The Genesis Fund, an organization that
                                   President and Founder,                    raises funds for the specialized care and
                                   jobfind.com, an employment                treatment of New England area children
                                   search site on the world wide             born with birth defects, mental
                                   web, since July 1996                      retardation and genetic diseases, Board
                                                                             Member
                                   President and Chief Executive          United Way of Massachusetts Bay, Board
                                   Officer, Herald Media since 2001          Member
                                                                          Greater Boston Chamber of Commerce, Board
                                                                             Member

Thomas F. Ryan, Jr. (66)           Retired since April 1999               Boston College, Trustee
Trustee (2000)                                                            Brigham & Women's Hospital, Trustee
                                   President and Chief Operating          New York State Independent System Operator,
                                   Officer of the American Stock             a non-profit organization which
                                   Exchange from October 1995 to             administers a competitive wholesale
                                   April 1999                                market for electricity in New York State,
                                                                             Director
                                                                          RepliGen Corporation, a biopharmaceutical
                                                                             company, Director

(1)	Mr. O'Connor is considered an "interested person" of the Trust because the law firm of which he is a member, Cozen O'Connor, has represented Mellon Bank and its affiliates in certain matters.

           Board members are elected to serve for an indefinite term. The Trust has standing audit, nominating and compensation committees, each comprised of its Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Trust’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their respective shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Trust also has, with respect to each Fund, except the Money Market Funds, a standing pricing committee comprised of any one Board member and, with respect to the Money Market Funds, a standing evaluation committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the investments of each Fund, except the Money Market Funds, and the function of the evaluation committee is to assist in valuing the investments of the Money Market Funds. The Trust’s audit and pricing committees each met twice and its compensation committee met once during the fiscal year ended August 31, 2006. The nominating and evaluation committees did not meet during the last fiscal year.

          The table below indicates the dollar range of each Trustee’s ownership of Fund shares as of December 31, 2006.

                                 Mellon Large Cap        Mellon Income           Mellon Mid Cap          Mellon Small Cap
Name of Board Member                Stock Fund             Stock Fund              Stock Fund               Stock Fund
--------------------             ----------------        -------------           --------------          ----------------
Ronald Davenport                       None                   None                    None                     None
John Diederich                         None                   None                    None                     None
Patrick O'Connor                       None             $50,001-$100,000        $50,001-$100,000         $50,001-$100,000
Thomas Ryan                            None              Over $100,000                None                     None
Patrick Purcell                   $50,001-100,000       $50,001-$100,000        $50,001-$100,000         $50,001-$100,000
Kevin Phelan                       Over $100,000              None              $50,001-$100,000               None
Maureen M. Young                       None                   None                    None                     None

                                      Mellon           Mellon Emerging                           Mellon Intermediate Bond
Name of Board Member            International Fund       Markets Fund        Mellon Bond Fund               Fund
--------------------            ------------------     ---------------       ----------------    ------------------------
Ronald Davenport                 $50,001-$100,000            None            $10,001-$50,000                None
John Diederich                         None                  None                  None                     None
Patrick O'Connor                 $50,001-$100,000       Over $100,000              None                     None
Thomas Ryan                            None                  None                  None                     None
Patrick Purcell                  $10,001-$50,000       $50,001-$100,000            None                     None
Kevin Phelan                     $10,001-$50,000       $50,001-$100,000            None                     None
Maureen M. Young                       None                  None                  None                     None

                                       Mellon             Mellon National
                                   Short-Term U.S.         Intermediate          Mellon National
                                     Government              Municipal        Short-Term Municipal
Name of Board Member               Securities Fund           Bond Fund              Bond Fund
--------------------               ---------------        ---------------     --------------------
Ronald Davenport                   $10,001-$50,000             None                   None
John Diederich                          None                   None                   None
Patrick O'Connor                        None                   None                   None
Thomas Ryan                             None                   None                   None
Patrick Purcell                         None                   None                   None
Kevin Phelan                            None                   None                   None
Maureen M. Young                        None                   None                   None

                                       Mellon Pennsylvania                                      Mellon Massachusetts
                                     Intermediate Municipal                                    Intermediate Municipal
Name of Board Member                        Bond Fund              Mellon Balanced Fund               Bond Fund
--------------------                 ----------------------        --------------------        ----------------------
Ronald Davenport                              None                         None                         None
John Diederich                            Over $100,000                    None                         None
Patrick O'Connor                              None                         None                         None
Thomas Ryan                                   None                         None                         None
Patrick Purcell                               None                         None                         None
Kevin Phelan                                  None                         None                         None
Maureen M. Young                              None                         None                         None

                                                                                              Aggregate Holdings of
                                         Mellon Money          Mellon National Municipal           Funds in the
Name of Board Member                     Market Fund               Money Market Fund               Mellon Funds
--------------------                     -------------         -------------------------      ---------------------
Ronald Davenport                             None                         None                    Over $100,000
John Diederich                               None                         None                    Over $100,000
Patrick O'Connor                             None                         None                    Over $100,000
Thomas Ryan                                  None                         None                    Over $100,000
Patrick Purcell                              None                         None                    Over $100,000
Kevin Phelan                                 None                         None                    Over $100,000
Maureen M. Young                             None                         None                         None

          As Mellon U.S. Core Equity 130/30 Fund had not offered its shares prior to the date of this SAI, none of the Trustees owned any shares of Mellon U.S. Core Equity 130/30 Fund.

          As of December 31, 2006, none of the Trustees who is not an “interested person” of the Trust, as defined in the 1940 Act, or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor.

           Currently, the Trust pays its Board members an annual retainer of $48,000 and a fee of $5,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended and reimburses them for their expenses. The Chairman of the Board receives an additional annual retainer of $10,000 and the Chairman of the Trust’s Audit Committee receives an additional annual retainer of $8,000. Between September 13, 2004 and December 31, 2005, the Trust paid its Board members an annual retainer of $44,000 and a fee of $4,000 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended and reimbursed them for their expenses. The aggregate amount of compensation paid to each Board member by the Trust for the fiscal year ended August 31, 2006 for all Funds comprising the Trust was as follows:

Name of Trustee                                Aggregate Compensation From the Trust#
---------------                                -------------------------------------
Ronald R. Davenport                                            $65,163
John L. Diederich                                              $65,163
Maureen M. Young                                               $65,163
Patrick J. O'Connor                                            $67,821
Kevin C. Phelan                                                $65,163
Patrick J. Purcell                                             $60,163
Thomas F. Ryan Jr.                                             $70,489
_________________________
#	Amount does not include expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $42,092 for the Trust.

Officers of the Trust

           CHRISTOPHER E. SHELDON, President since September 2006. As director of Investment Strategy for Mellon’s Private Wealth Management group since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research and, since June 2006, also oversees the alternative investment groups. Prior to assuming his current position, Mr. Sheldon was West Coast managing director of Mellon’s Private Wealth Management group from 2001-2003 and its regional manager from 1998-2001. He was previously a Vice President of the Trust. He is 42 years old and has been employed by Mellon Bank since January 1995.

          MARK N. JACOBS, Vice President since June 2000. Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 61 years old and has been an employee of Dreyfus since June 1977.

           JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of Dreyfus, and an Officer of 84 Investment Companies (comprised of 181 portfolios) managed by Dreyfus. He is 48 years old and has been an employee of Dreyfus since April 1985.

          MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He was previously Assistant Secretary of the Trust. He is 47 years old and has been an employee of Dreyfus since October 1991.

          JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since December 1996.

          JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. She is 51 years old and has been an employee of Dreyfus since October 1988.

          JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since June 2000.

          JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. She is 44 years old and has been an employee of Dreyfus since February 1984.

          JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since February 1991.

          ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since May 1986.

          JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He was previously Secretary of the Trust. He is 42 years old and has been an employee of Dreyfus since October 1990.

          GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager — Investment Accounting and Support Department of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 38 years old and has been an employee of Dreyfus since April 1991.

          ROBERT S. ROBOL, Assistant Treasurer since December 2002. Senior Accounting Manager — Money Market Funds of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1988.

           ROBERT SALVIOLO, Assistant Treasurer since July 2007, Senior Accounting Manager — Equity Funds of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since June 1989.

          ROBERT J. SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager — Equity Funds of Dreyfus, and an officer of 84 investment companies (comprised of 181 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since November 1990.

          WILLIAM G. GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 80 investment companies (comprised of 177 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of the Distributor since October 1998.

          JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (84 investment companies, comprised of 181 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon Bank’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

          The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.

           The Trust's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on July 3, 2007. See "Information About the Trust and Funds" for a list of shareholders known by the Trust to own of record 5% or more of a Fund's outstanding voting securities as of July 3, 2007.

MANAGEMENT ARRANGEMENTS

           Investment Adviser. Mellon Fund Advisers is a division of Dreyfus, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing superior asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

          Pursuant to an Investment Advisory Agreement with the Trust (the “Investment Advisory Agreement”), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund’s investments. The Investment Advisory Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not “interested persons” of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund, respectively, approve its continuance. The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund’s outstanding voting securities on 60 days’ written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days’ written notice to the Trust. The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

           The following persons are officers and/or directors of Dreyfus: Jonathan Little, Chair of the Board; Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice Chair-Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Ronald P. O'Hanley III, director.

          Mellon Bank and its affiliates may have deposit, loan and commercial banking or other relationships with issuers of securities purchased by a Fund. The Investment Adviser has informed the Trust that in making investment decisions it does not obtain or use material inside information that Mellon Bank or its affiliates may possess with respect to such issuers.

          The Investment Adviser may pay the Distributor for shareholder services from the Investment Adviser’s own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services. The Investment Adviser may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          The Trust, the Investment Adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Investment Adviser’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Investment Adviser. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          Each of the Funds has agreed to pay the Investment Adviser an investment advisory fee at the annual rate set forth in the table below.

                                                                    Investment advisory fee
                                                                      (as a percentage of
Funds                                                              average daily net assets)
-----                                                              -------------------------
Mellon Large Cap Stock Fund                                                   0.65%
Mellon Income Stock Fund                                                      0.65%
Mellon Mid Cap Stock Fund                                                     0.75%
Mellon Small Cap Stock Fund                                                   0.85%
Mellon U.S. Core Equity 130/30 Fund                                           0.80%
Mellon International Fund                                                     0.85%
Mellon Emerging Markets Fund                                                  1.15%
Mellon Bond Fund                                                              0.40%
Mellon Intermediate Bond Fund                                                 0.40%
Mellon Short-Term U.S. Government Securities Fund                             0.35%
Mellon National Intermediate Municipal Bond Fund                              0.35%
Mellon National Short-Term Municipal Bond Fund                                0.35%
Mellon Pennsylvania Intermediate Municipal Bond Fund                          0.50%
Mellon Massachusetts Intermediate Municipal Bond Fund                         0.35%
Mellon Balanced Fund                                                          *
Mellon Money Market Fund                                                      0.15%
Mellon National Municipal Money Market Fund                                   0.15%
_______________
*	The Mellon Balanced Fund has agreed to pay an investment advisory fee of 0.65% applied to direct investment in equity securities, 0.40% to direct investment in debt securities and 0.15% to investments in money market instruments and the underlying funds that it invests in.

          For the fiscal years ended August 31, 2004, 2005 and 2006, the investment advisory fees payable by each Fund (other than Mellon U.S. Core Equity 130/30 Fund, which had not commenced operations prior to the date of this SAI) to the Investment Adviser, the amounts waived by the Investment Adviser and the net investment advisory fees paid by the Funds were as follows:

                                                                   Investment Advisory Fees Payable
                                                                   --------------------------------
Funds                                                        2004                 2005               2006
-----                                                        ----                 ----               ----
Mellon Large Cap Stock Fund                               $10,342,021         $10,673,410         $11,669,736
Mellon Income Stock Fund                                   $1,747,102          $2,230,567          $2,653,368
Mellon Mid Cap Stock Fund                                  $8,920,183         $10,109,587         $11,991,968
Mellon Small Cap Stock Fund                                $6,065,357          $7,048,135          $6,207,747
Mellon International Fund                                  $9,548,751         $13,341,337         $18,493,896
Mellon Emerging Markets Fund                               $9,696,397         $14,233,018         $16,627,426
Mellon Bond Fund                                           $3,326,936          $3,334,649          $3,402,279
Mellon Intermediate Bond Fund                              $2,016,187          $2,158,931          $2,391,765
Mellon Short-Term U.S. Government Securities Fund           $ 576,838           $ 586,506           $ 514,852
Mellon Massachusetts Intermediate Municipal Bond             $684,769           $ 772,315            $936,421
  Fund
Mellon National Intermediate Municipal Bond Fund           $2,356,398          $2,519,179          $2,757,699
Mellon National Short-Term Municipal Bond Fund              $ 782,341           $ 739,360           $ 644,586
Mellon Pennsylvania Intermediate Municipal Bond            $3,588,407          $3,355,471          $3,181,645
  Fund
Mellon Balanced Fund                                       $1,618,160          $1,552,710          $1,553,945
Mellon Money Market Fund                                    $ 620,100           $ 863,928          $1,070,384
Mellon National Municipal Money Market Fund                 $ 585,555           $ 864,074          $1,076,777

                                                               Reduction In Investment Advisory Fees
                                                               -------------------------------------
Funds                                                      2004                 2005                2006
-----                                                      ----                 ----                ----
Mellon Large Cap Stock Fund                              $ - 0 -              $ - 0 -              $ - 0 -
Mellon Income Stock Fund                                 $ - 0 -              $ - 0 -              $ - 0 -
Mellon Mid Cap Stock Fund                                $ - 0 -              $ - 0 -              $ - 0 -
Mellon Small Cap Stock Fund                              $ - 0 -              $ - 0 -              $ - 0 -
Mellon International Fund                                $35,251              $ - 0 -              $ - 0 -
Mellon Emerging Markets Fund                             $75,965              $ - 0 -              $ - 0 -
Mellon Bond Fund                                         $15,203              $ - 0 -              $ - 0 -
Mellon Intermediate Bond Fund                             $1,491              $ - 0 -              $ - 0 -
Mellon Short-Term U.S. Government Securities Fund          $ 985              $ - 0 -              $ - 0 -
Mellon Massachusetts Intermediate Municipal Bond         $98,384              $97,124             $103,228
  Fund
Mellon National Intermediate Municipal  Bond Fund         $1,210              $ - 0 -              $ - 0 -
Mellon National Short-Term Municipal  Bond Fund           $1,968              $ - 0 -              $ - 0 -
Mellon Pennsylvania Intermediate Municipal Bond          $ - 0 -              $ - 0 -              $ - 0 -
  Fund
Mellon Balanced Fund                                     $ - 0 -              $ - 0 -              $ - 0 -
Mellon Money Market Fund                                 $ - 0 -              $ - 0 -              $ - 0 -
Mellon National Municipal Money  Market Fund             $ - 0 -              $ - 0 -              $ - 0 -

                                                                 Net Investment Advisory Fees Paid
                                                                 ---------------------------------
Funds                                                       2004               2005                 2006
-----                                                       ----               ----                 ----
Mellon Large Cap Stock Fund                               $10,342,021         $10,673,410       $11,669,736
Mellon Income Stock Fund                                   $1,747,102          $2,230,567        $2,653,368
Mellon Mid Cap Stock Fund                                  $8,920,183         $10,109,587       $11,991,968
Mellon Small Cap Stock Fund                                $6,065,357          $7,048,135        $6,207,747
Mellon International Fund                                  $9,513,500         $13,341,337       $18,493,896
Mellon Emerging Markets Fund                               $9,620,432         $14,223,018       $16,627,426
Mellon Bond Fund                                           $3,311,733          $3,334,649        $3,402,279
Mellon Intermediate Bond Fund                              $2,014,696          $2,158,931        $2,391,765
Mellon Short-Term U.S. Government  Securities Fund          $ 575,853           $ 586,506         $ 514,852
Mellon Massachusetts Intermediate Municipal Bond            $ 586,385           $ 675,191         $ 833,193
  Fund
Mellon National Intermediate Municipal  Bond Fund          $2,355,188          $2,519,179       $ 2,757,699
Mellon National Short-Term Municipal  Bond Fund             $ 780,373           $ 739,360         $ 644,586
Mellon Pennsylvania Intermediate Municipal Bond            $3,588,407          $3,355,471       $ 3,181,645
  Fund
Mellon Balanced Fund                                       $1,618,160          $1,522,710       $ 1,553,945
Mellon Money Market Fund                                    $ 620,100           $ 863,928       $ 1,070,384
Mellon National Municipal Money Market Fund                 $ 585,555           $ 864,074       $ 1,076,777

          The aggregate of the fees paid to the Investment Adviser for each Fund is not subject to reduction as the value of the Fund’s net assets increases.

          Administration Agreement. Mellon Bank serves as administrator for the Funds pursuant to an Administration Agreement with the Trust. Pursuant to the Administration Agreement, Mellon Bank: supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.

          The Funds’ administration fee is calculated from the following administration fee schedule based on the level of assets of the Funds, in the aggregate:

         Total Assets                                                Annual Fee
         ------------                                                ----------
         $0 to $6 billion                                               0.15%
         Greater than $6 billion to $12 billion                         0.12%
         Greater than $12 billion                                       0.10%

          For the fiscal years ended August 31, 2004, 2005 and 2006, the administration fees paid by each Fund (other than Mellon U.S. Core Equity 130/30 Fund, which had not commenced operations prior to the date of this SAI) to the Administrator were as follows:

                                                                            Administration Fees Paid
                                                                            ------------------------
Funds                                                          2004                 2005                  2006
-----                                                          ----                 ----                  ----
Mellon Large Cap Stock Fund                                  $2,192,708           $2,215,316          $2,361,393
Mellon Income Stock Fund                                      $ 370,471            $ 462,685           $ 536,917
Mellon Mid Cap Stock Fund                                    $1,638,938           $1,818,117          $2,102,697
Mellon Small Cap Stock Fund                                   $ 982,965           $1,118,908           $ 960,883
Mellon International Fund                                    $1,547,146           $2,116,403          $2,860,520
Mellon Emerging Markets Fund                                 $1,160,938           $1,669,408          $1,901,619
Mellon Bond Fund                                             $1,146,528           $1,124,849          $1,118,814
Mellon Intermediate Bond Fund                                 $ 694,602            $ 728,105           $ 786,376
Mellon Short-Term U.S. Government Securities Fund             $ 227,031            $ 226,171           $ 193,600
Mellon National Intermediate Municipal Bond Fund              $ 927,981            $ 970,968          $1,036,239
Mellon National Short-Term Municipal  Bond Fund               $ 308,051            $ 285,075           $ 242,386
Mellon Pennsylvania Intermediate Municipal Bond Fund          $ 989,374            $ 905,581           $ 837,138
Mellon Massachusetts Intermediate Municipal Bond Fund         $ 269,625            $ 297,672           $ 351,770
Mellon Balanced Fund                                          $ 378,173            $ 349,162           $ 353,112
Mellon Money Market Fund                                      $ 571,452            $ 776,268           $ 938,497
Mellon National Municipal Money Market Fund                   $ 537,538            $ 776,922           $ 943,936

          Portfolio Management. The Investment Adviser manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trust’s Board. The Investment Adviser is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Investment Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser. Certain of the Funds’ portfolio managers are employed by Mellon Bank or The Boston Company Asset Management, LLC (“TBCAM”), each an affiliate of the Investment Adviser, as well as Dreyfus. The primary portfolio managers of the Funds, except the Money Market Funds, are as follows, and additional portfolio managers, if any, are indicated in parenthesis:

Fund                                                               Portfolio Manager(s)
----                                                               --------------------
Mellon Large Cap Stock Fund                                        Sean P. Fitzgibbon
Mellon Income Stock Fund                                           Brian C. Ferguson
Mellon Mid Cap Stock Fund                                          James C. Wadsworth (Steven A. Mozur)
Mellon Small Cap Stock Fund                                        Dwight E. Cowden (James C. Wadsworth)
Mellon U.S. Core Equity 130/30 Fund                                Sean P. Fitzgibbon and Jeffrey D. McGrew
Mellon International Fund                                          D. Kirk Henry and Remi J. Browne
                                                                   (Peter S. Carpenter and Clifford Smith)
Mellon Emerging Markets Fund                                       D. Kirk Henry and Daniel B. LeVan
                                                                  (Carolyn Kedersha and Peter J. Collins)
Mellon Bond Fund                                                   John F. Flahive (Timothy J. Sanville)
Mellon Intermediate Bond Fund                                      John F. Flahive (Timothy J. Sanville)
Mellon Short-Term U.S. Government Securities Fund                  Lawrence R. Dunn (John F. Flahive)
Mellon National Intermediate Municipal Bond Fund                   John F. Flahive and Mary Collette O'Brien
Mellon National Short-Term Municipal Bond Fund                     Jeremy N. Baker and Timothy J. Sanville
Mellon Pennsylvania Intermediate Municipal Bond Fund               Jeremy N. Baker and Mary Collette O'Brien
Mellon Massachusetts Intermediate Municipal  Bond Fund             John F. Flahive and Mary Collette O'Brien
Mellon Balanced Fund                                               Sean P. Fitzgibbon and John F. Flahive

          Portfolio Manager Compensation. (Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon U.S. Core Equity 130/30 Fund, International Equity Funds and the equity portion of Mellon Balanced Fund only) The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM’s financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). Annual awards are determined by applying multiples to the target award and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and, regardless of the portfolio manager’s performance, will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one- and three-year (weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed. The portfolio managers are compensated by TBCAM or its affiliates and not by the Funds.

          For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

          All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM’s net income (capped at 20% and with a minimum payout of the BNY Mellon three-year CD rate).

          Portfolio Manager Compensation. (Mellon Mid Cap Stock Fund, Mellon Small Cap Stock Fund, Taxable Bond Funds, Municipal Bond Funds and the bond portion of Mellon Balanced Fund only) The portfolio managers’ compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon affiliated firms. The portfolio managers are compensated by Mellon Bank or its affiliates and not by the Funds.

          The incentive compensation plan is comprised of three components: (1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of Mellon’s Private Wealth Management group (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant’s job function. Individual qualitative performance measures contributions the participant makes to either the Equity Management or Fixed Income Management group, account manager/client communications and Mellon’s Private Wealth Management group. Senior management may consider additional factors at its discretion.

          Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of Mellon’s Private Wealth Management group. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (3 years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management’s discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon’s Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of Mellon’s Private Wealth Management group are not eligible to receive stock options.

          Investment professionals, including portfolio managers, may be selected to participate in Mellon’s Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.

          Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by each Fund’s primary portfolio manager and assets under management in those accounts as of March 31, 2007:

                              Registered
                              Investment
                                Company         Assets        Pooled        Assets         Other         Assets
Portfolio Manager              Accounts        Managed       Accounts       Managed      Accounts        Managed
-----------------             -----------      -------       --------       -------      --------        -------

Sean P. Fitzgibbon                 7         $4.71 billion       1        $55 million       25*       $1.55 billion

Brian C. Ferguson                  4         $1.64 billion       2       $111 million       60**      $3.76 billion

James C. Wadsworth                 1         $1.6 billion        0            $0             0              $0

Dwight E. Cowden                   2         $718 million        0            $0             0              $0

Jeffrey D. McGrew                  7         $4.71 billion       1        $55 million       25*       $1.55 billion

D. Kirk Henry                     15         $4.33 billion       8       $5.3 billion       71***    $21.09 billion

Remi J. Browne                    13         $5.68 billion       3       $2.75 billion      57****   $9.81 billion

Daniel B. LeVan                   13         $5.68 billion       3       $2.75 billion      57****    $9.81 billion

John F. Flahive                   12         $5.5 billion        0            $0             0              $0

Jeremy N. Baker                    2         $811 million        0            $0           300        $1.4 billion

Lawrence R. Dunn                   1         $132 million        0            $0            26         $161 million

Mary Collette O'Brien              3         $1.7 billion        0            $0           351        $2.4 billion

Timothy J. Sanville                1         $160 million        0            $0           103        $1.1 billion

_________________

*	The advisory fee for one of these accounts, which has total assets of approximately $81 million, is based on the performance of the account.

**	The advisory fee for one of these accounts, which has total assets of approximately $773 million, is based on the performance of the account.

***	The advisory fees for two of these accounts, which have total assets of approximately $282 million, are based on the performance of the accounts.

****	The advisory fees for four of these accounts, which have total assets of approximately $411 million, are based on the performance of the accounts.

          The dollar range of Fund shares beneficially owned by each Fund’s primary portfolio manager are as follows as of March 31, 2007:

                                                                                    Dollar Range of Fund
Portfolio Manager                   Fund Name                                       Shares Beneficially Owned
-----------------                   ---------                                       -------------------------
Sean P. Fitzgibbon                  Mellon Large Cap Stock Fund                     None
                                    Mellon Balanced Fund                            None
                                    Mellon U.S. Core Equity 130/30 Fund             None*

Brian C. Ferguson                   Mellon Income Stock Fund                        None

James C. Wadsworth                  Mellon Mid Cap Stock Fund                       $100,001-$500,000

Dwight E. Cowden                    Mellon Small Cap Stock Fund                     None

Jeffrey D. McGrew                   Mellon U.S. Core Equity 130/30 Fund             None*

D. Kirk Henry                       Mellon International Fund                       None
                                    Mellon Emerging Markets Fund                    None

Remi J. Browne                      Mellon International Fund                       None

Daniel B. LeVan                     Mellon Emerging Markets Fund                    None
                                    Mellon Bond Fund                                None
                                    Mellon Intermediate Bond Fund                   None
                                    Mellon National Intermediate Municipal Bond     None
                                       Fund
                                    Mellon Massachusetts Intermediate Municipal     None
                                       Bond Fund

John F. Flahive                     Mellon Balanced Fund                            None
                                      Mellon Short-Term U.S. Government             None

Lawrence R. Dunn                      Securities Fund
                                    Mellon National Short-Term Municipal Bond Fund  None
                                    Mellon Pennsylvania intermediate Municipal
                                       Bond Fund                                    None

Jeremy N. Baker
                                    Mellon National Intermediate Municipal Bond     None
                                       Fund
                                    Mellon Pennsylvania Intermediate Municipal      None
                                       Bond Fund
                                    Mellon Massachusetts Intermediate Municipal     None

Mary Collette O'Brien                  Bond Fund

Timothy J. Sanville                 Mellon National Short-Term Municipal Bond Fund  None
___________________

* As Mellon U.S. Core Equity 130/30 Fund had not offered its shares prior to the date of this SAI, the portfolio managers did not own any shares of Mellon U.S. Core Equity 130/30 Fund.

          Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

           Potential conflicts of interest may arise because of the Investment Advisers’ management of the Funds and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

          Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, the portfolio manager may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

          A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

          Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Investment Adviser and an affiliate entity and such portfolio managers also manage Other Accounts.

          The Investment Adviser’s and Dreyfus’ respective goal is to provide high quality investment services to all of its clients, while meeting the Investment Adviser’s and Dreyfus’ respective fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

          Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually. The Distributor also acts as distributor for the funds in the Dreyfus Family of Funds and the Mellon Institutional Funds. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation”.

          (Dreyfus Premier shares only) The Distributor compensated Service Agents for selling Dreyfus Premier shares of Mellon Mid Cap Stock Fund, Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund (collectively, the “Dreyfus Premier Class Funds”) subject to a contingent deferred sales charge (“CDSC”) at the time of purchase from its own assets; the Dreyfus Premier Class Funds no longer offer Dreyfus Premier shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Trust’s Distribution Plan (described below) with respect to Dreyfus Premier shares, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of Dreyfus Premier shares. The Distributor also may act as a Service Agent and retain CDSCs and Distribution Plan fees. The Distributor generally paid Service Agents 4% on new investments of Dreyfus Premier shares of Mellon MidCap Stock Fund, and 3% on new investments of Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund, made through such Service Agents of the net asset value of Dreyfus Premier shares of the respective Dreyfus Premier Class Fund purchased by their clients.

          For the fiscal years ended August 31, 2004, 2005 and 2006, the amounts retained by the Distributor for the Dreyfus Premier Class Funds from CDSCs, with respect to Dreyfus Premier shares, are set forth below:

Funds                                                                      2004           2005            2006
-----                                                                      ----           ----            ----
Mellon Mid Cap Stock Fund                                                 $25,130        $18,356        $19,894
Mellon National Intermediate Municipal Bond Fund                          $18,148        $13,206         $1,100
Mellon Massachusetts Intermediate Municipal Bond Fund                     $ 5,269        $16,517             $148

          The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in shares of Dreyfus Premier Class Funds by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (“Retirement Plans”), or other programs. The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under Simplified Employee Pension Plans (“SEP-IRAs”). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Dreyfus Premier Class Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

           The Investment Adviser or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from the Investment Adviser’s or the Distributor’s own resources to to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, the Investment Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of shares of the Funds or the provision of services to the Funds.

          Custodian. Mellon Bank, an affiliate of Dreyfus, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except Mellon International Fund and Mellon Emerging Markets Fund. Mellon Trust of New England, N.A. (“Mellon Trust”), One Boston Place, Boston, Massachusetts 02108, an affiliate of Dreyfus, acts as custodian for the investments of Mellon International Fund and Mellon Emerging Markets Fund. Under the custody agreements with the Trust, the custodians hold the Funds’ portfolio securities and keep all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of a Fund’s assets held in custody and receives certain securities transaction charges.

          Mellon Bank, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain a qualified fiduciary, advisory, custody or other accounts with Mellon Bank, Mellon Trust or their affiliates. Mellon Bank is also responsible for providing ongoing information and communication to Private Wealth Management Clients (as defined in “How to Buy Shares – General” below) regarding the Funds and their investment in the Funds.

          Transfer and Dividend Disbursing Agent. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is each Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

          Expenses. The Trust has adopted a Shareholder Services Plan with respect to the Investor class of each Fund. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

          The Trust has adopted the Shareholder Services Plan and a Distribution Plan under Rule 12b-1 of the 1940 Act with respect to Dreyfus Premier shares of each Dreyfus Premier Class Fund. Under the Shareholder Services Plan, each Dreyfus Premier Class Fund pays the Distributor for the provision of certain shareholder services to holders of Dreyfus Premier shares a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to such Dreyfus Premier shares. Mellon Mid Cap Stock Fund also pays the Distributor a fee at the annual rate of 0.75% of the value of the average daily net assets of its Dreyfus Premier shares, and each of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund also pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund’s average daily net assets attributable to such Dreyfus Premier shares, for distributing Dreyfus Premier shares under the Distribution Plan. See “Distribution and Shareholder Services Plan” below.

          The Investment Adviser and Mellon Bank bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and Administration Agreement, respectively. All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser or Mellon Bank. With respect to Mellon U.S. Core Equity 130/30 Fund, the Investment Adviser has contractually agreed, until August 31, 2008, to waive receipt of its fees and/or assume the expenses of the Fund so that the expenses of none of the Fund’s classes (excluding shareholder services fees, taxes, interest, brokerage commissions, interest and commitment fees on borrowings (such as interest charged by the Fund’s prime broker), substitute dividend expenses on securities sold short and extraordinary expenses) exceed 1.05%.

HOW TO BUY SHARES

          General. The Funds, other than the Dreyfus Premier Class Funds, consist of two classes of shares — Class M shares and Investor shares. Dreyfus Premier Class Funds consist of three classes of shares — Class M shares, Investor shares and Dreyfus Premier shares. Class M shares, Investor shares and Dreyfus Premier shares differ as to the shareholder services offered to and the expenses borne by each class.

          The Trust reserves the right to reject any purchase order. The Funds will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

          Class M shares are generally offered only to: (1) Private Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with Mellon Bank or Mellon Trust, or their affiliates (“Private Wealth Management Clients”), with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as “Qualified Accounts”; (2) Mellon Balanced Fund, for investments by that Fund; (3) Trustees of the Trust; and (4) former shareholders of each other fund advised by the Investment Adviser or its affiliates that was reorganized into a Fund (each such other fund is hereinafter referred to as a “Reorganized Fund”) who received MPAM shares (now designated Class M shares) of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such Fund, to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange. In addition, holders of shares of a Fund who were not Private Wealth Management Clients on July 10, 2001 (“Existing Individual Clients”) are eligible to continue to purchase Class M shares of that Fund, for their then-existing accounts in that Fund (“Existing Accounts”) to exchange into Class M shares of other Funds, and to purchase additional Class M shares of Funds into which they exchange.

          Investor shares are generally offered only to: (1) Private Wealth Management Clients who terminate their relationship with Mellon Bank or Mellon Trust, or their affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not Private Wealth Management Clients, who receive a transfer of Fund shares from a Private Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund who received Investor shares of a Fund pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Investor shares of such Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange. Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as “Individual Clients.” Investor shares also may be offered to brokerage clients of Mellon Private Wealth Advisors (“MPWA”), a division of MBSC, LLC, an indirect subsidiary of BNY Mellon (“MPWA Brokerage Accounts”), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by Mellon’s Private Wealth Management group to invest in one or more Funds, that are not Private Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Investment Adviser and/or certain of its affiliates have entered into an agreement (“Qualified Employee Benefit Plans”). As of June 1, 2006 (the “Effective Date”), Investor shares of a Dreyfus Premier Class Fund also are offered to holders of Dreyfus Premier shares of that Fund.

          As of the Effective Date, Dreyfus Premier shares of each Dreyfus Premier Class Fund are offered only in connection with dividend reinvestment and exchanges of Dreyfus Premier shares of the Dreyfus Premier Class Fund for Dreyfus Premier shares of another Dreyfus Premier Class Fund or Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, or Class B shares of General Money Market Fund, Inc. held in an Exchange Account (as defined under “Shareholder Services – Fund Exchanges”) as a result of a previous exchange of Dreyfus Premier shares. No new or subsequent investments, including through automatic investment plans, are allowed in Dreyfus Premier shares of any Dreyfus Premier Class Fund, except through dividend reinvestment or permitted exchanges. If you hold Dreyfus Premier shares and make a subsequent investment in Dreyfus Premier Class Fund shares, such subsequent investment will be made in Investor shares. For Dreyfus Premier shares outstanding on the Effective Date and Dreyfus Premier shares acquired upon reinvestment of dividends, all Dreyfus Premier share attributes, including associated CDSC schedules, conversion to Investor shares features and Distribution Plan and Shareholder Services Plan fees, will continue to effect. Dreyfus Premier shares are not available to new investors.

          Class M shares owned by Private Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Funds’ Transfer Agent (“Mellon Accounts”). Class M shares held by persons other than Private Wealth Management Clients, Investor shares owned by Individual Clients and Dreyfus Premier shares will be held in separate accounts (“Individual Accounts”). Fund shares owned by MPWA Brokerage Clients also will be held in separate accounts (“MPWA Brokerage Accounts”). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (“Qualified Employee Benefit Plan Accounts”) and records relating to these accounts generally will not be maintained by Dreyfus, Mellon Bank or their affiliates. Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge. A CDSC is imposed, however, on certain redemptions of Dreyfus Premier shares as described in the Dreyfus Premier Class Prospectus and under “How to Redeem Shares — Contingent Deferred Sales Charge — Dreyfus Premier Shares” below. You will be charged a fee if an investment check is returned unpayable. The Funds reserve the right to reject any purchase order.

          Mellon Money Market Fund and Mellon National Municipal Money Market Fund may be used as “sweep vehicles” for cash held in Qualified Accounts. Any such investments in Mellon Money Market Fund and Mellon National Intermediate Municipal Money Market Fund Account must be in the respective Fund’s Class M shares.

          There is no minimum initial or subsequent investment requirement for holders of Mellon Accounts. Private Wealth Management Clients may transfer Class M shares to other existing Private Wealth Management Clients for their Mellon Accounts. Private Wealth Management Clients also may transfer shares from a Mellon Account to persons or entities that are not Private Wealth Management Clients to be held in Individual Accounts or MPWA Brokerage Accounts. At the time of any such transfer (other than a transfer to an Existing Individual Client for their Existing Accounts), the shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. Private Wealth Management Clients who terminate their relationship with Mellon Bank or Mellon Trust, or their affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts or MPWA Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholders’ Class M shares into Investor shares will be at the equivalent net asset value per share (“NAV”) of each class at the time of the conversion. Any subsequent investments by such transferees or former Private Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.

          Initial investments in Individual Accounts must be accompanied by an Account Application. For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Persons who hold Fund shares through Mellon Accounts or MPWA Accounts should contact their account officer or financial advisor, respectively, to purchase Fund shares.

          To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for. Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check. Your bank must send your investment to the Fund’s Custodian with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable. For a subsequent investment by electronic check, “569” must be inserted before your 14-digit account number.

          The entity acting as custodian for Keogh Plans, IRAs and other retirement plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

          Management understands that Mellon Bank, Mellon Trust, or their affiliates may impose certain conditions on Private Wealth Management Clients, MPWA may impose certain conditions on MPWA Brokerage Clients and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts, respectively, that are different from those described in the Class M and Investor Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of Mellon Accounts, MPWA Brokerage Accounts or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, in this regard.

          Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange Fund shares and to determine the shareholder services available to them with respect to their Fund shares. The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

          Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Dreyfus Premier Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Trust’s Distribution and Shareholder Services Plans. Each Service Agent has agreed to transmit to its clients a schedule of such fees. You should consult a representative of your financial institution for further information.

          Approximately six years after the date of purchase, Dreyfus Premier shares of a Dreyfus Premier Class Fund automatically will convert to Investor shares of the same Dreyfus Premier Class Fund, based on the relative NAV for shares of each such class. For purposes of calculating such six-year period with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of such a Fund issued to a former shareholder of a Reorganized Fund pursuant to a reorganization will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund. Dreyfus Premier shares of a Dreyfus Premier Class Fund that have been acquired through reinvestment of the Fund’s dividends and distributions, including any shares of a Reorganized Fund acquired through reinvestment of dividends and distributions, will be converted on a pro rata basis together with other Dreyfus Premier shares, in the proportion that a shareholder’s Dreyfus Premier shares converting to Investor shares bears to the total Dreyfus Premier shares of the Fund not acquired through the reinvestment of the Fund’s dividends and distributions.

          Class M shares, Investor shares and Dreyfus Premier shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund.

          NAV is determined as of the close of trading on the floor of the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of a Fund’s net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Fund’s investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust’s Board. Certain securities may be valued by an independent pricing service approved by the Trust’s Board and are valued at fair value as determined by the pricing service. For information regarding the methods employed in valuing each Fund’s investments, see “Determination of Net Asset Value.”

          If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of a Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day.

          TeleTransfer Privilege. Holders of Individual Accounts may purchase Fund shares, except Dreyfus Premier shares of a Dreyfus Premier Class Fund, by telephone or online through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder’s Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

          TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How To Redeem Shares — TeleTransfer Privilege.”

          In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

          The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about “in-kind” purchases, Private Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than MPWA Brokerage Clients) may call 1-800-645-6561, holders of Dreyfus Premier shares may call 1-800-554-4611, MPWA Brokerage Clients may call 1-800-830-0549 — Option 2 and participants in Qualified Employee Benefit Plans may call 1-877-774-0327.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

          Investor shares of each Fund are subject to annual fees for shareholder services, and Dreyfus Premier shares of Dreyfus Premier Class Funds are subject to annual fees for distribution and shareholder services.

          The SEC has adopted Rule 12b-1 under the 1940 Act (the “Rule”) regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for “any activity which is primarily intended to result in the sale of fund shares.” The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

          Shareholder Services Plan — Investor Shares and Dreyfus Premier Shares. Each Fund has adopted a Shareholder Services Plan with respect to its Investor shares, and each Dreyfus Premier Class Fund has adopted the Shareholder Services Plan with respect to its Dreyfus Premier shares. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares, and each Dreyfus Premier Class Fund pays the Distributor for the provision of certain services to holders of Dreyfus Premier shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Service Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made. With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares or Dreyfus Premier shares.

          The Shareholder Services Plan is not adopted pursuant to the Rule, and the fee under the Shareholder Services Plan is intended to be a “service fee” as defined under the Conduct Rule of the National Association of Securities Dealers, Inc.

          For the fiscal year ended August 31, 2006, the fees paid by each Fund (other than Mellon U.S. Core Equity 130/30 Fund, which had not commenced operations prior to the date of this SAI), with respect to its Investor shares, to the Distributor pursuant to the Shareholder Services Plan were as follows:

                                                                         Shareholder Services
         Funds                                                              Plan Fees Paid
         -----                                                           --------------------
         Mellon Large Cap Stock Fund                                          $  12,912
         Mellon Income Stock Fund                                             $  3,087
         Mellon Mid Cap Stock Fund                                            $  72,407
         Mellon Small Cap Stock Fund                                          $  13,436
         Mellon International Fund                                            $  13,026
         Mellon Emerging Markets Fund                                         $  21,402
         Mellon Bond Fund                                                     $  6,988
         Mellon Intermediate Bond Fund                                        $  1,494
         Mellon Short-Term U.S. Government Securities Fund                    $  343
         Mellon National Intermediate Municipal Bond Fund                     $  67,198
         Mellon National Short-Term Municipal Bond Fund                       $  550
         Mellon Pennsylvania Intermediate Municipal Bond Fund                 $  9,611
         Mellon Massachusetts Intermediate Municipal Bond Fund                $  25,139
         Mellon Balanced Fund                                                 $  7,062
         Mellon Money Market Fund                                             $  1,698
         Mellon National Municipal Money Market Fund                          $  3

          For the fiscal year ended August 31, 2006, the fees paid by each indicated Fund, with respect to its Dreyfus Premier shares, to the Distributor pursuant to the Shareholder Services Plan were as follows:

                                                                         Shareholder Services
          Funds                                                              Plan Fees Paid
          -----                                                          ---------------------
          Mellon Mid Cap Stock Fund                                            $ 18,066
          Mellon National Intermediate Municipal Bond Fund                     $  8,995
          Mellon Massachusetts Intermediate Municipal Bond Fund                $  466

          Distribution Plan — Dreyfus Premier Shares. The Trust has adopted a Distribution Plan under the Rule for Dreyfus Premier shares, pursuant to which Mellon Mid Cap Stock Fund pays the Distributor a fee at an annual rate of 0.75% of the value of the Fund’s average daily net assets attributable to Dreyfus Premier shares, and each of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund’s average daily net assets attributable to Dreyfus Premier shares, for distributing Dreyfus Premier shares. The Distributor may pay one or more Service Agents for distributing Dreyfus Premier shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

          For the fiscal year ended August 31, 2006, the fees paid by each indicated Fund, with respect to its Dreyfus Premier shares, to the Distributor pursuant to the Distribution Plan were as follows:

         Funds                                                       Distribution Plan Fees Paid
         -----                                                       ---------------------------
         Mellon Mid Cap Stock Fund                                            $ 54,199
         Mellon National Intermediate Municipal Bond Fund                     $ 17,989
         Mellon Massachusetts Intermediate Municipal Bond Fund                $  933

          Shareholder Services Plan and Distribution Plan — General. The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and the holders of its Investor shares and each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares and that the Distribution Plan will benefit each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares.

          A quarterly report of the amounts expended under the Shareholder Services Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan provides that it may not be amended to increase materially the cost that Dreyfus Premier shares of a Fund may bear pursuant to the Distribution Plan without the approval of the holders of a majority of the Fund’s outstanding voting shares of Dreyfus Premier shares. Under the Distribution Plan, other material amendments of the Plan must be approved by the Board and by the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and the Distribution Plan are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on each Plan. The Shareholder Services Plan and the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the relevant Plan or in any agreements entered into in connection with the relevant Plan or by vote of the holders of a majority of Investor shares or Dreyfus Premier shares, with respect to the Shareholder Services Plan, or of Dreyfus Premier shares, with respect to the Distribution Plan.

          A Service Agent entitled to receive compensation for selling and servicing a Fund’s shares may receive different compensation with respect to one class of shares over another. Potential investors should read this SAI in light of the terms governing Selling Agreements (“Agreements”) with their Service Agents. The fees payable under each Plan described above are payable without regard to actual expenses incurred. The Funds and the Distributor may suspend or reduce payments under either Plan at any time, and payments are subject to the continuation of the Plans and the Agreements described above. From time to time, the Service Agents, the Distributor and the Funds may voluntarily agree to reduce the maximum fees payable under the Plans.

HOW TO REDEEM SHARES

          General. If you hold a Fund’s shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

          The Funds impose no charges (other than any applicable CDSC for Dreyfus Premier shares) when shares are redeemed. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund’s then-current NAV per share.

          A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased a Fund’s shares by check, by TeleTransfer or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will not honor redemption checks (“Checks”) under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

          Procedures. Persons who hold Fund shares through Mellon Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator, to redeem Fund shares.

          Holders of Individual Accounts may redeem a Fund’s shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege (for those share classes of the relevant Funds for which the Checkwriting Privilege applies), which are granted automatically unless you specifically refuse them by checking the applicable “No” box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. Holders of IRA and other retirement accounts may redeem a Fund’s shares by writing a letter of instruction, which must include the shareholder’s account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld. A signature-guarantee is required. To obtain information with respect to signature-guarantees, holders of Class M shares and Investor shares should call 1-800-645-6561, and holders of Dreyfus Premier shares should call 1-800-554-4611. To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, holders of Class M shares and Investor shares should call 1-800-645-6561, and holders of Dreyfus Premier shares should call 1-800-554-4611. If you are a client of certain Service Agents (“Selected Dealers”), you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Service Agents and institutions. Each Dreyfus Premier Class Fund makes available to certain large institutions the ability to issue redemption instructions with respect to its Dreyfus Premier shares through compatible computer facilities. The Funds reserve the right to refuse any request made by telephone or online, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

          The Telephone Redemption Privilege, TeleTransfer Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone or online instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund’s shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund’s NAV may fluctuate.

          Redemption Through a Selected Dealer. (Dreyfus Premier Shares only) Customers of Selected Dealers may make redemption requests with respect to Dreyfus Premier shares of a Dreyfus Premier Class Fund to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of regular trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

          In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Dreyfus Premier shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day on which the NYSE is open for regular business and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

          Contingent Deferred Sales Charge — Dreyfus Premier Shares. A CDSC payable to the Distributor is imposed on any redemption of Dreyfus Premier shares which reduces the current NAV of your Dreyfus Premier shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Dreyfus Premier shares of a Dreyfus Premier Class Fund redeemed does not exceed (i) the current NAV of Dreyfus Premier shares of the Fund acquired through reinvestment of Fund dividends or other distributions, plus (ii) increases in the NAV of Dreyfus Premier shares above the dollar amount of all your payments for the purchase of Dreyfus Premier shares of the Fund held by you at the time of redemption. For purposes of calculating the CDSC with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of a Reorganized Fund will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund and payments for the purchase of Dreyfus Premier shares will be deemed to include purchase payments made by such shareholder for the shares of that fund. To the extent a portion of the shares of that Reorganized Fund held by such shareholder were acquired through the reinvestment of dividends or capital gain distributions, the same proportion of Dreyfus Premier shares issued to such shareholder pursuant to the reorganization will be deemed to have been acquired through the reinvestment of dividends or capital gain distributions.

          If the aggregate value of the Dreyfus Premier shares redeemed has declined below their original cost as a result of the relevant Dreyfus Premier Class Fund’s performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Dreyfus Premier shares, including any time they were held in a Reorganized Fund, until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Dreyfus Premier shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC and the conversion to Investor shares schedule for Dreyfus Premier shares of Mellon Mid Cap Stock Fund:

                                                       CDSC as a % of
                Year Since                           Amount Invested or
             Purchase Payment                        Redemption Proceeds
                 Was Made                            (whichever is less)
             ----------------                        -------------------
               Up to 2 years                               4.00%
               2 - 4 years                                 3.00%
               4 - 5 years                                 2.00%
               5 - 6 years                                 1.00%*
*	These Dreyfus Premier shares will automatically convert into Investor shares approximately six years after the date of purchase.

          The following table sets forth the rates of the CDSC and the conversion to Investor shares schedule for Dreyfus Premier shares of Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund:

                                                       CDSC as a % of
                Year Since                           Amount Invested or
             Purchase Payment                        Redemption Proceeds
                 Was Made                            (whichever is less)
             ----------------                        -------------------
               Up to 2 years                               3.00%
               2 - 4 years                                 2.00%
               4 - 5 years                                 1.00%
               5 - 6 years                                 0.00%*
*	These Dreyfus Premier shares will automatically convert into Investor shares approximately six years after the date of purchase.

          In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Dreyfus Premier shares of a Dreyfus Premier Class Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in NAV of Dreyfus Premier shares above the total amount of payments for the purchase of Dreyfus Premier shares made during the preceding six years; then of amounts representing the cost of such shares purchased six years prior to the redemption; and finally, of amounts representing the cost of such shares held for the longest period of time within the applicable six-year period. The time period that you held Class B shares of a Reorganized Fund will be applied to the calculation of the CDSC to be imposed on your sale of the Dreyfus Premier shares of the corresponding Dreyfus Premier Class Fund.

          For example, assume an investor purchased 100 shares of Mellon Mid Cap Stock Fund at $10 per share for a cost of $1,000 and that the Fund’s CDSC rate is 4% in the second year after purchase. Subsequently, the shareholder acquired five additional shares of the Fund through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

          In another example, assume an investor purchased 100 shares of Mellon National Intermediate Bond Fund or Mellon Massachusetts Intermediate Municipal Bond Fund at $10 per share for a cost of $1,000 and that the Fund’s CDSC rate is 3% in the second year after purchase. Subsequently, the shareholder acquired five additional shares of the same Fund through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

          For purposes of determining the applicable CDSC payable with respect to redemption of Dreyfus Premier shares of a Dreyfus Premier Class Fund where such shares were acquired through exchange of Dreyfus Premier shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Dreyfus Premier shares of the fund exchanged.

          Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with a Dreyfus Premier Class Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Trust’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Dreyfus Premier Class Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Dreyfus Premier Class Prospectus or this SAI at the time of the purchase of such shares.

          To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

          Checkwriting Privilege. (Taxable Bond Funds, Municipal Bond Funds and Money Market Funds only) Holders of Individual Accounts, with respect to Class M shares and Investor shares only, of Mellon Bond Fund, Mellon Intermediate Bond Fund, Mellon Short-Term U.S. Government Securities Fund, Mellon National Intermediate Municipal Bond Fund, Mellon National Short-Term Municipal Bond Fund, Mellon Pennsylvania Intermediate Bond Fund, Mellon Massachusetts Intermediate Municipal Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund may write Checks drawn on their Fund accounts. The Funds provide Checks automatically upon opening an account, unless the investor specifically refuses the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor’s Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor’s agent, will cause a Fund to redeem a sufficient number of full and fractional shares in the investor’s account to cover the amount of the Check. Potential fluctuations in the NAV of a Taxable Bond Fund or Municipal Bond Fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          If the amount of the Check is greater than the value of the shares in an investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

          The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

          Wire Redemption Privilege. Holders of Individual Accounts may redeem Fund shares by wire. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

          TeleTransfer Privilege. Holders of Individual Accounts may request by telephone or online that redemption proceeds be transferred between their Fund account and their bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Individual Accounts or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be affected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See “How to Buy Shares – TeleTransfer Privilege.”

          Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, Individual Account Holders of Class M shares and Investor shares should call 1-800-645-6561 and holders of Dreyfus Premier shares should call 1-800-554-4611.

          Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust’s Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund’s portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

          Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund’s shareholders.

SHAREHOLDER SERVICES

           General. The following shareholder services are available only to holders of Investor shares in Individual Accounts, holders of Dreyfus Premier shares and certain Individual Account holders of Class M shares.

          Fund Exchanges. Holders of Class M shares or Investor shares can generally exchange such shares of a Fund worth $500 or more into shares of the same class of any other Fund, to the extent such shares are offered for sale in their state of residence.

          As of the Effective Date, investors also may exchange their Dreyfus Premier shares of a Dreyfus Premier Class Fund for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money market fund advised by Dreyfus. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares from an Exchange Account only can be made into Dreyfus Premier shares of another Dreyfus Premier Class Fund or Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund’s Exchange Account. In addition, the time Dreyfus Premier shares are held in the General Fund’s Exchange Account will be taken into account for purposes of calculating when such shares convert to Investor shares. If an investor’s Dreyfus Premier shares are held in the General Fund’s Exchange Account at the time such shares are scheduled to convert to Investor shares, the investor will receive Class A shares of the General Fund. Prior to the Effective Date, investors were permitted to exchange their Dreyfus Premier shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“Worldwide Dollar Fund”), and such shares were held in an Exchange Account. Investors who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Investor shares schedule will be calculated without regard to the time such shares were held in Worldwide Dollar Fund’s Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Dreyfus Premier shares of a Dreyfus Premier Class Fund or Class B shares of funds in the Dreyfus Premier Family of Funds, certain of funds advised by Founders and the General Fund. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

          Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased. Shares of the same Class of such funds purchased will be purchased on the basis of relative NAV per share.

          To request an exchange, holders of Mellon Accounts must contact their account officer and holders of Individual Accounts, or their Service Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. Before any exchange, you must obtain and should review a copy of the current prospectus of the Fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each Fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000, with respect to Class M shares and Investor shares, and $1000, with respect to Dreyfus Premier shares. Subsequent exchanges of Dreyfus Premier shares of a Dreyfus Premier Class Fund must be at least $500. The ability to issue exchange instructions by telephone or online is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant “No” box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone and online exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. In addition, you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than does a Dreyfus Premier Class Fund.

          Exchanges of a Fund’s shares held by a tax-exempt retirement plan may be made only between the investor’s retirement plan account in one Fund and such investor’s retirement plan account in another Fund.

          During times of drastic economic or market conditions, a Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          Auto-Exchange Privilege (Individual Accounts only). The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of a Fund, shares of the same Class of another Fund of which the investor is a shareholder and, in exchange for Dreyfus Premier shares of a Dreyfus Premier Class Fund, shares of the same Class of another Dreyfus Premier Class Fund or Class B shares of certain funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders (including, for Dreyfus Premier shares, Class B shares of the General Fund held in an Exchange Account). The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to a Fund’s shares held by a tax-exempt retirement plan, exchanges may be made only between the investor’s retirement plan account in one Fund and such investor’s retirement plan account in another Fund. Shares will be exchanged on the basis of relative NAV per share as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor’s account falls below the amount designated to be exchanged under this Privilege. In this case, an investor’s account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent. Holders of Class M shares and Investor shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502, and holders of Dreyfus Premier shares may modify or cancel their exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-8502. A Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, holders of Class M shares and Investor shares, please call toll free 1-800-645-6561 and holders of Dreyfus Premier shares, please call toll free 1-800-554-4611.

          Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of a Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

          The Funds reserve the right to reject any exchange request in whole or in part. The Fund’s exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Automatic Asset Builder (Individual Accounts only). Automatic Asset Builder permits the holder of an Individual Account to purchase (minimum of $100 and maximum of $150,000 per transaction) a Fund’s shares, except Dreyfus Premier shares of a Dreyfus Premier Class Fund, at regular intervals selected by you. A Fund’s shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. Holders of Class M shares and Investor shares may obtain the necessary authorization form by calling 1-800-645-6561, and the notification will be effective three business days following receipt. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

          Automatic Withdrawal Plan (Individual Accounts only). The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of a Fund’s shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor’s shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561 for holders of Class M shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent.

          No CDSC with respect to Dreyfus Premier shares and Class B shares held in an Exchange Account will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Dreyfus Premier shares or Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.

          Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

          Dividend Options (Individual Accounts only). Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from Class M shares and Investor shares of a Fund in shares of the same Class of another Fund of which the investor is a shareholder. Shares of the same Class of other Funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

          Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          For more information concerning these Privileges, or to request a Dividend Options Form, holders of Class M shares and Investor shares should call toll free 1-800-645-6561. Holders of Class M shares and Investor shares may cancel these Privileges by mailing written notification to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502. To select a new Fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for Individual Accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. A Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

          Government Direct Deposit Privilege (Individual Accounts only). Government Direct Deposit Privilege enables holders of Individual Accounts to purchase (minimum of $100 and maximum of $50,000 per transaction) a Fund’s shares, except Dreyfus Premier shares of a Dreyfus Premier Class Fund, by having Federal salary, Social Security or certain veterans’, military or other payments from the Federal government automatically deposited into your Fund account. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. Holders of Class M shares and Investor shares may obtain the appropriate form by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, a Fund may terminate your participation upon 30 days’ notice to you.

          Payroll Savings Plan (Individual Accounts only). Payroll Savings Plan permits holders of Individual Accounts to purchase (minimum $100 per transaction) a Fund’s shares, except Dreyfus Premier shares of a Dreyfus Premier Class Fund, automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. Your employer must complete the reverse side of the form and return it, for holders of Class M shares and Investor shares, to the Mellon Funds, P.O. Box 55268, Boston, MA 02205-8502. Holders of Class M shares and Investor shares may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

          Valuation of Portfolio Securities. A Fund’s equity investments are valued on the basis of market quotations or official closing prices. A Fund’s portfolio securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available.

          A Fund’s debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities is determined by the Service based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations of a Fund’s debt securities. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. Bid price is used when no asked price is available.

          Short-term investments of each Fund (other than Mellon Money Market Fund and Mellon National Municipal Money Market Fund) may be carried at amortized cost, which approximates value. The valuation of each Money Market Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Board has established, as a particular responsibility within the overall duty of care owed to each Money Market Fund’s investors, procedures reasonably designed to stabilize each Money Market Fund’s price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of each Money Market Fund’s portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets, to the extent a Money Market Fund is permitted to invest in such instruments, will be valued at fair value as determined in good faith by the Board. The extent of any deviation between a Money Market Fund’s net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2%, the Board will consider promptly what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value by using available market quotations or market equivalents.

          Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

          Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund’s portfolio securities.

          Restricted securities, as well as other securities or assets for which recent market quotations or, as to equity securities, official closing prices are not readily available or are determined by the Trust not to reflect accurately fair value (such as when the value of an equity security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market but before the Trust calculates a Fund’s NAV) and that is determined by the Trust to have changed the value of the security), or are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board. Fair value of a Fund’s investments may be determined by the Trust’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of an issuer or comparable issuers. Fair value of a Fund’s foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from a security’s price (or official closing price with respect to an equity security), and from the prices used by other mutual funds to calculate their net asset values. Foreign equity and taxable debt securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

          Each Fund usually pays its shareholders dividends from its net investment income as follows:

Fund
Mellon Large Cap Stock Fund
Mellon Income Stock Fund
Mellon Mid Cap Stock Fund
Mellon Small Cap Stock Fund
Mellon U.S. Core Equity 130/30 Fund
Mellon International Fund
Mellon Emerging Markets Fund
Mellon Bond Fund
Mellon Intermediate Bond Fund
Mellon Short-Term U.S. Government Securities Fund
Mellon National Intermediate Municipal Bond Fund
Mellon National Short-Term Municipal Bond Fund
Mellon Pennsylvania Intermediate Municipal Bond Fund
Mellon Massachusetts Intermediate Municipal Bond Fund
Mellon Balanced Fund
Mellon Money Market Fund
Mellon National Municipal Money Market Fund	Dividend Frequency Monthly* Monthly* Annually Annually Annually Annually Annually Monthly* Monthly* Monthly* Monthly** Monthly** Monthly** Monthly** Monthly* Monthly** Monthly**

_____________________

*	Each Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

**	Each Fund usually declares dividends daily and pays dividends on the last business day of each month.

          Each Fund distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses.

          A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before the declaration of dividends to investors. Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

          Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV. For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise. Persons who hold Fund shares through Mellon Accounts or MPWA Brokerage Accounts should contact their account officer or financial advisor, respectively, for information on reinvestment of dividends and other distributions.

          If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or other distribution paid shortly after an investor’s purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return of capital in an economic sense, although taxable (to the extent not tax-exempt) as stated under “Dividends, Distributions and Taxes” in the relevant Class M and Investor Class Prospectus and Dreyfus Premier Class Prospectus.

Taxes

           General. Each Fund is treated as a separate corporation for Federal income tax purposes. Dreyfus believes that each Fund (other than Mellon U.S. Core Equity 130/30 Fund, which had not commenced operations prior to the date of this SAI) has qualified for treatment as a “regulated investment company” (“RIC”) under the Code for the fiscal year ended August 31, 2006. Management expects that Mellon U.S. Core Equity 130/30 Fund will qualify for treatment as a RIC under the Code. Each Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders in accordance with applicable provisions of the Code. To qualify for that treatment, each Fund (1) must pay out to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) or, in the case of a Municipal Bond Fund or Mellon National Municipal Money Market Fund, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”), (2) must derive at least 90% of its annual gross income from specified sources (“Income Requirement”), and (3) must meet certain asset diversification and other requirements. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

          If any Fund failed to qualify for treatment as a RIC for any taxable year, (1) it will be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders will treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” described below and distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”), as taxable dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

          A Fund may be subject to a non-deductible 4% excise tax (“Excise Tax”), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          Tax Consequences of Municipal Bond Funds’ and Mellon National Municipal Money Market Fund’s Dividends. If a Municipal Bond Fund or Mellon National Municipal Money Market Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay “exempt-interest dividends” to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder’s gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient’s Federal income tax return. Shareholders’ treatment of dividends from a Municipal Bond Fund and Mellon National Municipal Money Market Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

          Because the Municipal Bond Funds and Mellon National Municipal Money Market Fund distribute exempt-interest dividends, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives any exempt-interest dividends with respect to Municipal Bond Fund shares or Mellon National Municipal Money Market Fund shares held for six months or less, then any loss on the redemption or exchange of those shares will be disallowed to the extent of those exempt-interest dividends. In addition, (1) the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments, (2) the portion of an exempt-interest dividend paid by a Municipal Bond Fund or Mellon National Municipal Money Market Fund that represents interest from private activity bonds may be taxable in the hands of a shareholder who is a “substantial user” of a facility financed by those bonds or a “related person” thereof (both as defined for Federal income tax purposes) and (3) some or all of a Municipal Bond Fund’s or Mellon National Municipal Money Market Fund’s dividends may be a Tax Preference Item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to whether they (a) are, or are related to, substantial users of a facility (as so defined) or (b) are subject to the Federal alternative minimum tax or any applicable state alternative minimum tax.

          Dividends paid by a Municipal Bond Fund and Mellon National Municipal Money Market Fund derived from the interest income earned on any day are designated as tax-exempt in the same percentage of the day’s dividend as the actual tax-exempt income bears to the total income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by a Municipal Bond Fund derived from interest income earned on a particular state’s Municipal Obligations are designated as exempt from that state’s taxation in the same percentage of the day’s dividend as the actual interest on that state’s Municipal Obligations bears to the total income earned that day.

          A Municipal Bond Fund and Mellon National Municipal Money Market Fund may invest in bonds that are purchased, ordinarily not on their original issue, with “market discount” (that is, generally at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) (“market discount bonds”). Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of that treatment, a Municipal Bond Fund or Mellon National Municipal Money Market Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

          Tax Consequences of Other Distributions. Dividends paid by a Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively “dividends”), are taxable to its U.S. shareholders as ordinary income (but may qualify, for individual shareholders, to be taxed at the rate for net capital gain, as described below) to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund’s net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

          If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares (that is not disallowed, as described above under “Tax Consequences of Municipal Bond Funds’ and Mellon National Municipal Money Market Fund’s Dividends”) will be treated as a long-term capital loss to the extent of those capital gain distributions.

          Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

          In general, as a result of legislation enacted in the summer of 2003 (“2003 Act”), dividends (other than capital gain distributions) paid by a Fund to U.S. individual shareholders may be eligible for the 15% maximum Federal tax rate applicable to individuals’ net capital gain to the extent that the Fund’s income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend (“qualified dividend income”). In order to be eligible for that maximum rate, a shareholder must have held his or her shares in a Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor’s qualification for that maximum rate may apply. Payments from borrowers of securities on loan in lieu of dividends would not be eligible for that maximum rate.

          In enacting the Code provisions implementing such treatment of qualified dividend income, the 2003 Act failed to include certain conforming amendments to other Code provisions. Such failure leads to certain apparently unintended limitations on a RIC’s ability to designate as qualified dividend income the portion of its income attributable to qualified foreign corporations’ dividends. Dreyfus believes, however, that Congress’ intention was to authorize RICs to designate such dividends as qualified dividend income, and identical bills containing technical corrections to the 2003 Act, which have been filed in both the U.S. Senate and House of Representatives, would amend the Code to clarify that such dividends indeed may be so designated. Dreyfus cannot predict whether those bills will be enacted or, if so, when that will occur.

          As a result of the 2003 Act, a Fund’s capital gain distributions are subject to a 15% maximum Federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009. In addition, any capital gain an individual shareholder recognizes on a redemption or exchange during that period of his or her Fund shares that have been held for more than one year will qualify for that maximum rate.

          The receipt of Fund distributions may affect a foreign corporate shareholder’s Federal “branch profits” tax liability and a Subchapter S corporation shareholder’s Federal “excess net passive income” tax liability. Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

          Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

          A Fund must withhold and remit to the U.S. Treasury 28% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the “TIN” furnished to the Fund is correct (“backup withholding”). Backup withholding at that rate also is required from a Fund’s dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder’s TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner’s Federal income tax return.

          A portion of the dividends paid by a Domestic Equity Fund or Mellon Balanced Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions referred to above in the discussion of qualified dividend income. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

          Tax Consequences of Certain Investments. Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

          Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, “Derivatives”) derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

          A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum Federal income tax rate on qualified dividend income described above.

          If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

          A Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

          Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gains realized from engaging in “conversion transactions” may be treated as ordinary income under section 1258 of the Code. “Conversion transactions” are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

          Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions. In addition, any such Derivatives remaining unexercised at the end of a Fund’s taxable year will be treated as sold for their then fair market value (i.e., “marked-to-market”), resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving certain Derivatives may constitute “straddles,” which are defined to include offsetting positions in actively traded personal property. In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as “mixed straddles” if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

          If a Fund has an “appreciated financial position” — generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

           Investment by a Fund in securities issued at a discount (for example, zero coupon, pay-in-kind or step-up securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

           State and Local Taxes. Depending on the extent of a Fund’s activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

          Foreign Shareholders — U.S. Federal Income Taxation. U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) depends on whether the income from a Fund is effectively connected with a U.S. trade or business carried on by the shareholder (“effectively connected”) as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

           Foreign Shareholders — Dividends. Dividends (other than exempt-interest dividends) distributed to a foreign shareholder that are not effectively connected generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder’s dividends are effectively connected, however, those dividends will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the Federal branch profits tax.

          Capital gains realized by a foreign shareholder on the sale of Fund shares and capital gain distributions to the shareholder generally will not be subject to U.S. Federal income tax unless the shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to backup withhold on capital gain distributions and the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder’s foreign status.

           Foreign Shareholders — Estate Tax. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

***

          The foregoing is only a summary of certain Federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

PORTFOLIO TRANSACTIONS

          General. The Investment Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  Funds managed by dual employees of the Investment Adviser and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the “Trading Desk”).  Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

          The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

          In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

          Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk’s procedures, portfolio managers and their corresponding Trading Desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account.  In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission.  However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

           Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

          To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

          The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

          Funds and accounts managed by the Investment Adviser, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

          For the fiscal years ended August 31, 2004, 2005 and 2006, the amounts paid by the indicated Funds for brokerage commissions and concessions on principal transactions, none of which were paid to the Distributor, were as follows:

	Brokerage Commissions Paid
	2004	2005	2006
Mellon Large Cap Stock Fund	$1,960,450	$ 945,608	$ 754,721
Mellon Income Stock Fund	$ 394,096	$ 426,392	$ 403,471
Mellon Mid Cap Stock Fund	$2,872,437	$3,245,730	$3,522,356
Mellon Small Cap Stock Fund	$2,565,370	$5,004,543	$3,510,741
Mellon International Fund	$2,146,609	$2,802,235	$4,575,070
Mellon Emerging Markets Fund	$2,848,187	$2,775,741	$4,162,450
Mellon Balanced Fund	$ 199,649	$ 94,301	$ 74,503

	Concessions on Principal Transactions
Funds	2004	2005	2006
Mellon Large Cap Stock Fund	$46,662	-0-	-0-
Mellon Income Stock Fund	-0-	-0-	-0-
Mellon Mid Cap Stock Fund	$556,022	$985,147	$1,244,377
Mellon Small Cap Stock Fund	$1,059,537	$363,388	$140,447
Mellon International Fund	-0-	-0-	-0-
Mellon Emerging Markets Fund	-0-	-0-	-0-
Mellon Balanced Fund	$4,509	-0-	-0-

          As Mellon U.S. Core Equity 130/30 Fund had not commenced operations prior to the date of this SAI, no brokerage or commission information is provided.

          The reason for the differences between the aggregate dollar amount of brokerage commissions paid in 2006 by each of the above-indicated Funds and the aggregate dollar amount of brokerage commissions paid in either or both of the prior fiscal years by such Funds primarily was due to differences in trading activity, with higher brokerage commissions the result of increased relative trading activity and lower brokerage commissions the result of decreased relative trading activity.

          The Trust contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Investment Adviser. The Trust’s Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Investment Adviser are reasonable and fair. There were no commissions paid to affiliates of the Investment Adviser for the fiscal year ended August 31, 2006.

          Soft Dollars.  The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

          Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

          The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

          The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

          There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.  The affiliated entity may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

          The transactions conducted on an agency basis through a broker for the indicated Funds for, among other things, research services for the fiscal year ended August 31, 2006 were as follows:

Name of Fund	Transaction Amount	Commissions and Concessions
Mellon Balanced Fund	$ 12,797,523	$ 19,484
Mellon Emerging Markets Fund	$ 16,099,036	$ 23,981
Mellon Income Stock Fund	$ 93,713,277	$126,566
Mellon International Fund	$230,017,423	$183,032
Mellon Large Cap Stock Fund	$157,418,157	$243,766
Mellon Mid Cap Stock Fund	$385,065,973	$547,952
Mellon Small Cap Stock Fund	$165,588,014	$534,207

          (Municipal Bond Funds only) Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

          When transactions are executed in the over-the-counter market (i.e., with dealers), the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

          (Money Market Funds only) All portfolio transactions of each money market fund are placed on behalf of the fund by the Investment Adviser. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions. The Investment Adviser uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received. The Investment Adviser also places transactions for other accounts that it provides with investment advice.

          When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account. In some cases this system could have a differential effect on the price or volume of the investment instrument as far as a fund or account is concerned. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

          When transactions are executed in the over-the-counter market (i.e., with dealers), the Investment Adviser will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtained.

          IPO Allocations. (Domestic Equity Funds, International Equity Funds and Mellon Balanced Fund only) Certain funds advised by the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and targets funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs are for small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Within each product group and capitalization category, the Investment Adviser (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with client guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Investment Adviser (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably across participating product groups. “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation across product groups will be based on the percentage of total assets under management of the product to the total assets under management of all product groups participating. Within each product, shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation determined by each product group based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

          Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended August 31, 2006 (the issuer of the securities and the aggregate value per issuer is as of August 31, 2006):

          Mellon Large Cap Stock Fund — Goldman, Sachs & Co., $21,229,000, Bear, Stearns & Co. Inc., $6,969,000, Citigroup Global Markets Inc., $29,178,000, Lehman Brothers, Inc., $12,536,000, J.P. Morgan Chase & Co., $43,767,000, Banc of America Securities LLC, $21,189,000, Morgan Stanley Dean Witter & Co., $10,322,000 and American Express Service Corporation, $7,928,000; Mellon Income Stock Fund — Citigroup Global Markets Inc., $14,610,000, Banc of America Securities LLC, $17,882,000, J.P. Morgan Chase & Co., $10,344,000, Lehman Brothers Inc., $2,049,000 and Morgan Stanley Dean Witter & Co., $1,474,000; Mellon International Fund — Deutsche Bank Securities Inc., $22,132,000, UBS Warburg LLC, $26,947,000, ABN AMRO Incorporated, $20,946,000 and Credit Suisse First Boston Corporation, $7,474,000; Mellon Balanced Fund — Bear, Stearns & Co. Inc., $1,476,000, American Express Service Corporation, $600,000, Goldman Sachs & Co., $3,621,000, Banc of America Securities LLC, $3,866,000, Lehman Brothers Inc., $3,291,000, J.P. Morgan Chase & Co., $5,752,000, Morgan Stanley Dean Witter & Co., $1,904,000, Citigroup Global Markets Inc., $3,624,000 and Merrill Lynch, Pierce, Fenner and Smith Inc., $872,000; Mellon Bond Fund — Banc of America Securities LLC, $2,551,000, Bear Stearns & Co. Inc., $1,941,000, Citigroup Global Markets Inc., $6,123,000, Goldman, Sachs & Co., $6,395,000, Lehman Brothers Inc., $15,718,000, Merrill Lynch, Pierce, Fenner & Smith Inc., $3,148,000, J.P. Morgan Chase & Co., $14,570,000 and Morgan Stanley Dean Witter & Co., $6,824,000; Mellon Intermediate Bond Fund — Banc of America Securities LLC, $9,639,000, Bear, Stearns & Co. Inc., $2,038,000, Citigroup Global Markets Inc., $8,004,000, Goldman, Sachs & Co., $5,148,000, Lehman Brothers, Inc., $6,530,000, Merrill Lynch, Pierce, Fenner & Smith, Inc., $6,490,000, Morgan Stanley Dean Witter & Co., $6,216,000 and J.P. Morgan Chase & Co., $4,192,000; and Mellon Money Market Fund — J.P. Morgan Chase & Co. $3,500,000; American Express Service Corporation, $36,779,000, Deutsche Bank Securities $19,200,000 and UBS Warburg LLC, $34,817,000.

          Disclosure of Portfolio Holdings. It is the policy of the Trust to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Trust files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, each Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

          If a Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

          A Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Funds’ custodians, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

          Disclosure of a Fund’s portfolio holdings may be authorized only by the Trust’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Trust’s Board.

SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

          The Trust’s Board has delegated to Dreyfus the authority to vote proxies of companies held in the Funds’ portfolios. Dreyfus, through its participation on the Mellon Proxy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

          Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the funds and its shareholders.

          Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds in the Dreyfus Family of Funds and the Funds, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

          All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Dreyfus’ policies on specific issues. Items that can be categorized under the Voting guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

          When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

          On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measures by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

          In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without surrender approval.

          Information regarding how Dreyfus voted proxies for the Funds is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Trust’s Form N-PX filed with the SEC.

INFORMATION ABOUT THE TRUST AND FUNDS

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

          The Trust is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

          On each matter submitted to a vote of the shareholders, all shares of each Fund shall vote together, except as to any matter for which a separate vote of any Fund is required by the 1940 Act and except as to any matter which affects the interests of particular Funds or classes differently, in which case the holders of shares of the one or more affected Funds or classes shall be entitled to vote separately.

          The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

          The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

          With respect to Mellon Large Cap Stock Fund, Mellon Income Stock Fund, Mellon Mid Cap Stock Fund, Mellon Bond Fund and Mellon Intermediate Bond Fund, effective December 31, 2004, each Fund changed the manner in which its respective investment objective is articulated.

          The following persons are known by the Trust to own of record 5% or more of the indicated Fund’s outstanding voting securities on July 3, 2007. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Mellon Large Cap Stock Fund:

SEI Private Trust One Freedmom Valley Drive Oaks, PA 19456	97.74% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	66.31% (Investor Shares)

Philip C. Stein Jr. 868 Brandon Lane Schwenksville, PA 19473-2102	5.72% (Investor Shares)

Mary Kate McKenna & James T. McKenna, TTEES Mary Kate McKenna 2006 Trust 155 Beach Street Cohasset, MA 02025-1400	5.51% (Investor Shares)

Mellon Income Stock Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	99.40% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	68.99% (Investor Shares)

Ann R. Luce P.O. Box 1882 Boulder, CO 80306-1882	12.41% (Investor Shares)

Turtle & Co. c/o State Street Bank & Trust Box 5489 Boston, MA 02206-5489	11.31% (Investor Shares)

Walter C. Wilson and Janet A. Wilson, as joint tenants with rights of survivorship 558 Torwood Lane Pittsburgh, PA 15236-4258	7.27% (Investor Shares)

Mellon Mid Cap Stock Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	97.91% (Class M Shares)

National Financial Services for the benefit of Penina Blazer 863 Glen Drive Woodmere, NY 11598-2405	22.83% (Investor Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.19% (Investor Shares)

National Financial Services for the benefit of Lin Chao, Custodian Jasper U. Chao UTMA NV 159 10th Street Del Mar, CA 92014-2306	24.11% (Dreyfus Premier Shares)

Merrill Lynch, Pierce, Fenner & Smith Inc. for the sole benefit of its customers ATTN: Fund Administration 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.09% (Dreyfus Premier Shares)

Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, New York 10001-2402	7.67% (Dreyfus Premier Shares)

Mellon Small Cap Stock Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	97.46% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.06% (Investor Shares)

National Financial Services, for the benefit of Tereasa A. Dixon 423 Wildwood Drive Grand Junction, CO 81503-2505	8.27% (Investor Shares)

Mellon International Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	96.61% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	47.12% (Investor Shares)

NAP & Co. A Partnership 1100 Abernathy Road 500 Northpark Suite 400 Atlanta, GA 30328	12.76% (Investor Shares)

Fifth Third Bank, TTEE George R. Desko P.O. Box 3385 Cincinnati, OH 45263-0001	6.87% (Investor Shares)

National Financial Services, for the benefit of Harton S. Smith 5135 Indian Road NE Olympia, WA 98506-1820	6.28% (Investor Shares)

Mellon Emerging Markets Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	96.40% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	49.54% (Investor Shares)

NAP & Co. A Partnership 1100 Abernathy Road 500 Northpark Suite 400 Atlanta, GA 30328	11.70% (Investor Shares)

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	10.50% (Investor Shares)

National Financial Services, for the benefit of State Street Bank & Trust, TTEE NWA Retirement Savings Plan, for the benefit of John Albert Owens 3920 North Street Granville, OH 43023-9772	6.08% (Investors Shares)

Fifth Third Bank, TTEE George R. Desko P.O. Box 3385 Cincinnati, OH 45263-0001	5.52% (Investor Shares)

Mellon Balanced Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	99.53% (Class M Shares)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	94.31% (Investor Shares)

Joel Cook Huber Biddle 824 Olivia Street Key West, FL 33040-6419	5.69% (Investor Shares)

Mellon Bond Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	98.38% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	52.81% (Investor Shares)

Muncy & Co. c/o The Muncy Bank & Trust Company 2 North Main Street Muncy, PA 17756-1004	20.51% (Investor Shares)

Reliance Trust Co., Custodian for the benefit of Zito Media Retirement Savings Plan P.O. Box 48529 Atlanta, GA 30362-1529	9.13% (Investor Shares)

Mellon Intermediate Bond Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	97.99% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	91.46% (Investor Shares)

Walter C. Wilson & Janet A. Wilson, as joint tenants with rights of survivorship 558 Torwood Lane Pittsburgh, PA 15236-4258	8.15% (Investor Shares)

Mellon Short-Term U.S. Government Securities Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	99.88% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	96.05% (Investor Shares)

Mellon National Intermediate Municipal Bond Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	99.06% (Class M Shares)

National Financial Services, for the benefit of Neva Tomlinson 8030 Frankford Road Dallas, TX 75252-6843	11.02% (Investor Shares)

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	8.10% (Investor Shares)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.64% (Investor Shares)

Merrill Lynch, Pierce, Fenner & Smith Inc. for the sole benefit of its customers 4800 Deer Lake Drive Jacksonville, FL 32246-6484	41.65% (Dreyfus Premier Shares)

Natalie V. Hammond & Joseph S. Summerhill III, JTWROS 56 Schoolhouse Road Whiting, NJ 08759-3052	25.58% (Dreyfus Premier Shares)

First Clearing, LLC Arthur and Belle Hoffman Trust Belle Hoffmann TTEE 85 Plymouth K/Century Village West Palm Beach, FL 33417	14.25% (Dreyfus Premier Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.73% (Dreyfus Premier Shares)

Mellon National Short-Term Municipal Bond Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	100% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	39.89% (Investor Shares)

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	22.83% (Investor Shares)

Wells Fargo Investments LLC 625 Marquette Avenue, 13th Floor Minneapolis, MN 55402-2308	14.80% (Investor Shares)

RBC Dain Rauscher, for the benefit of Earl W. Mitchell, TTEE Earl W. Mitchell Revocable Trust 8 Cripple Creek Run Milton, DE 19968-9731	11.23% (Investor Shares)

RBC Dain Rauscher, for the benefit of Rosalie N. Mitchell, TTEE Rosalie N. Mitchell Revocable Trust 8 Cripple Creek Run Milton, DE 19968-9731	11.22% (Investor Shares)

Mellon Pennsylvania Intermediate Municipal Bond Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	99.30% (Class M Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	66.29% (Investor Shares)

Harry S. Soderstrom TOD 106 Hickory Hills Drive Hillsboro, OH 45133-8559	11.52% (Investor Shares)

Philip C. Stein, Jr. 868 Brandon Lane Schwenksville, PA 19473-2102	8.12% (Investor Shares)

Barbara S. Sale 1020 Winding Way Baltimore, MD 21210-1233	7.02% (Investor Shares)

Fifth Third Bank, TTEE Margaret B. Fo P.O. Box 3385 Cincinnati, OH 45263-0001	6.01% (Investor Shares)

Mellon Massachusetts Intermediate Municipal Bond Fund:

SEI Private Trust One Freedom Valley Drive Oaks, PA 19456	97.70% (Class M Shares)

Duncan M. McFarland 299 Clapboardtree Street Westwood, MA 02090-2907	11.14% (Investor Shares)

National Financial Services, for the benefit of Theresa A. Smith 2 Cranberry Lane Auburn, MA 01501-2776	10.16% (Investor Shares)

William F. Drake Trust 175 Millwood Street Framingham, MA 01701-3775	6.35% (Investor Shares)

Merrill Lynch, Pierce Fenner & Smith, Inc. For the sole benefit of its customers 4800 Deer Lake Drive East Jackson, FL 32246-6484	6.23% (Investor Shares)

Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.62% (Investor Shares)

Richard F. Farrell & MA Elba Farrell P.O. Box 2032 Carlsbad, NM 88221-2032	98.81% (Dreyfus Premier Shares)

Mellon Money Market Fund:

Boston Safe Deposit & Trust Co. c/o Mellon Bank, N.A. 3 Mellon Bank Center Pittsburgh, PA 15259-0001	100% (Class M Shares)

Reliance Trust Co. Custodian for the benefit of KBSF 401K Profit Sharing Plan P.O. Box 48529 Atlanta, GA 30362-1529	97.92% (Investor Shares)

Mellon National Municipal Money Market Fund:

Boston Safe Deposit & Trust Co. c/o Mellon Bank, N.A. 3 Mellon Bank Center Pittsburgh, PA 15259-0001	100% (Class M Shares)

MBC Investments Corp. c/o Mellon Financial Corp. 4001 Kennett Pike Suite 218 Two Greenville Crossing Greenville, DE 19807-2315	100% (Investor Shares)]

FINANCIAL STATEMENTS

          The Funds will send annual and semi-annual financial statements to all of its shareholders of record.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006, has passed upon the legality of the shares offered by the Class M and Investor Class Prospectus, Dreyfus Premier Class Prospectus and this SAI.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

           KPMG LLP, 345 Park Avenue, New York, New York 10154, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Trust.

APPENDIX A

RISK FACTORS—INVESTING IN PENNSYLVANIA MUNICIPAL OBLIGATIONS

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania (the “Commonwealth”) and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

General

          The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth’s economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania’s agricultural industries also are an important component of the Commonwealth’s economic structure, accounting for more than $4.8 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2004, agribusiness and food related industries reached record export sales surpassing $1 billion in economic activity. Agriculture exports have grown by more than 4% since 2003. Over 58,000 farms form the backbone of the Commonwealth’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands – nearly one-third of the Commonwealth’s total land area.

          Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 80 million tones of anthracite and bituminous coal, 175 billion cubic feet of natural gas, and about 1.4 million barrels of oil are extracted from Pennsylvania.

          In 2005, the population of Pennsylvania was 12.4 million. Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2005 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth’s largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth’s total population. Pennsylvania’s workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth’s work force fosters a wide variety of employment capabilities. Pennsylvania’s basic and higher education statistics compare favorably with other states in the nation.

          Pennsylvania’s average annual unemployment rate was equivalent to the national average throughout the 2000‘s. Slower economic growth caused the rate to rise to 5.7% in 2003. The resumption of faster economic growth resulted in a decrease in the Commonwealth’s annual unemployment rate to 5.0% in 2005. From 1996 through 2005, Pennsylvania’s annual average unemployment rate was at or below the Middle Atlantic Region’s average. Since 2002, Pennsylvania’s annual average has been at or below both the Middle Atlantic and the United States. As of July 2006, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.8%.

          Personal income in the Commonwealth for 2005 was $433.75 billion, an increase of 5% over the previous year. During the same period, national personal income increased at a rate of 5.6%. Based on the 2005 personal income estimates, per capita income for 2005 was at $34,897 for the Commonwealth, compared to per capita income in the United States of $34,586.

Description of Funds

          The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax which is constitutionally required to be deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund

          The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

          The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “MSA”). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. As of June 30, 2003, the Commonwealth had received approximately $1.67 billion in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

          The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the “BSRF”) is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. Legislation enacted with the adoption of the Fiscal Year 2003 Budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the BSRF and initially directed $300 million of funding from the General Fund for deposit to the fund during Fiscal Year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the Fiscal Year 2003 budget. This action, in addition to other budget actions taken during Fiscal Year 2003, contributed to the achievement of a General Fund unappropriated surplus balance of $279.1 million on June 30, 2003, with 25% of that amount ($69.8 million) transferred to the BSRF. Following completion of the Fiscal Year 2004 budget, a General Fund unappropriated surplus balance of $266.9 million was achieved with 25% ($66.7 million) transferred to the BSRF. At present, the Commonwealth maintains a balance of approximately $518.2 million in the BSRF. Additionally, at present the Commonwealth maintains balances in various funds and accounts, including the BSRF, totaling approximately 6% of the Commonwealth’s annual operating costs.

          The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

          Financial information for the principal operating funds is maintained on a budgetary basis of accounting for insuring compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). The GAAP statements are audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

          Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the sales tax ($8.334 billion, 32.2% of General Fund revenues in Fiscal Year 2006), the personal income tax ($9.524 billion, 36.8% of General Fund revenues in Fiscal Year 2006), the 9.99% corporate net income tax ($2.302 billion, 8.9% of General Fund revenues in Fiscal Year 2006) and capital stock and franchise taxes ($1.081 billion, 4.2% of General Fund revenues in Fiscal Year 2006).

          The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. The tax base was expanded in Fiscal Year 1992 to include a number of services not previously taxed. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2004, the percentage was increased by an additional 0.417%.

          The Commonwealth’s personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004, having been raised from the prior rate of 2.8%, which had been in effect since July 1, 1992. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

          Capital stock and franchise taxes are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula. Capital stock and franchise tax tentative payments are payable quarterly based on 90% of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate for tax years that began in 2006 is 4.99 mills, having been reduced from 5.99 mills effective January 1, 2006. This tax is scheduled to be phased out by annual rate reductions through 2010.

          Other taxes, including the utility gross receipts tax ($1.151 billion, 4.5% of Fiscal Year 2006 revenues), the cigarette tax ($792.1 million, 3.1% of Fiscal Year 2006 revenues) and inheritance and estate taxes ($745.2 million, 2.9% of Fiscal Year 2006 revenues) also contribute significant revenues to the Commonwealth’s budget.

          The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. Together these taxes produce nearly 54% of Motor License Fund revenues. For Fiscal Year 2006, the liquid fuels tax accounted for $581.8 million (25.7%), and the oil company franchise tax accounted for $445.2 million (19.6%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

          License and fee receipts in the General Fund for Fiscal Year 2006 totaled $115.8 million representing 0.4% of Commonwealth revenues to the General Fund. A general increase in various General Fund fees was enacted in December 2003 and effective in January 2004. Revenues from motor vehicle licenses and fees in Fiscal Year 2004 were $877.9 million, representing 38.7% of total Fiscal Year 2006 Motor License Fund revenues.

          Federal Revenues.  Anticipated receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2006 are expected to total $17.5 billion. Approximately $11.4 billion, or 65.4% of total Federal revenue to the Commonwealth for Fiscal Year 2006, is attributable to public health and welfare programs. For Fiscal Year 2007, receipt of Federal funds is estimated to be $17.5 billion.

Expenditures

          In Fiscal Year 2006, expenditures from Commonwealth revenues for education purposes were over $10.1 billion. The enacted budget for Fiscal Year 2007 includes over $10.8 billion in education funding, an increase of 7.6% over Fiscal Year 2006.

          Public Health and Human Services.  The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. Fiscal Year 2006 public health and human services expenditures were $23.6 billion and are projected to be $24.4 billion for Fiscal Year 2007. Of the Fiscal Year 2006 expenditures, $9.2 billion was funded from the General Fund, while $9.5 billion will be provided for Fiscal Year 2007. Federal funds are expected to increase by $298.8 million, and augmentations are expected to increase by $246.7 million for Fiscal Year 2007. The 2007 budget also includes $355.5 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

          Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $5.4 billion in Fiscal Year 2006, while $5.7 billion is budgeted from the General Fund for Fiscal Year 2007. The 2006 budget included the use of $80.0 million in additional intergovernmental transfer funds to offset General Fund requirements. A nursing home assessment fee provided a General Fund offset of $212.8 million in Fiscal Year 2006 and is expected to provide $153.5 million offset in Fiscal Year 2007. In addition, a managed care organization assessment provided a General Fund offset of $194.5 million in Fiscal Year 2006 and is expected to provide a $191.9 million offset in Fiscal Year 2007. Approximately 39% of the total cost of assistance to the economically needy is supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the Federal government and through various program collection activities conducted by the Commonwealth.

          Expenditures for medical assistance increased during the period from Fiscal Years 1996 through 2006 by an average annual rate of 10.7%. Fiscal Year 2006 expenditures from Commonwealth funds were $4.9 billion and the Fiscal Year 2007 enacted budget provides $5.1 billion for medical assistance, an increase of 5.0% over the previous fiscal year. Income maintenance cash assistance payments to families in transition to independence were $1.0026 billion for Fiscal Year 2006, of which $434.9 million is from the General Fund. The enacted budget for Fiscal Year 2007 includes a total of $1.082 billion, with $488.8 million provided from the General Fund.

           Transportation.  The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund and the Motor Vehicle Transaction Recovery Fund provide the remainder of funding for transportation programs.

          The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. A total of $457.8 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in Fiscal Year 2006, and $463.7 million is available for Fiscal Year 2007. In 1991, the Public Transportation Assistance Fund was created with dedicated sources of funding for mass transit systems. Funds totaling $174.4 million were expended from this fund in Fiscal Year 2006, and $175.6 million is available for Fiscal Year 2007.

          Motor License Fund restricted revenues budgeted for highway construction purposes totaled $594.2 million in fiscal year 2006. In Fiscal Year 2007, $625.8 million is available. Combined Motor License Fund and restricted revenues expended for highway maintenance in Fiscal Year 2006 totaled $1.4452 billion. A total of $1.5585 billion is budgeted for Fiscal Year 2007. Support of highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $325.5 million in Fiscal Year 2006. A total of $333.9 million is available for Fiscal Year 2007.

          The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2006, $8.3 million was expended from the aviation restricted account for such purposes. A total of $8.3 million is available for Fiscal Year 2007.

Financial Performance

           Recent Developments.  On July 2, 2006, the Commonwealth’s Fiscal Year 2007 budget was enacted by the General Assembly and was signed into law by the Governor. The Fiscal Year 2007 budget includes a projected rise in Commonwealth revenues of nearly 3.7% over Fiscal Year 2006 receipts. The enacted Fiscal Year 2007 budget provides for an increase in appropriations of 5.8% over Fiscal Year 2006 enacted budget and supplemental appropriations.

           General Fund Fiscal Year 2004 Financial Results (GAAP Basis).   At June 30, 2004, the General Fund reported a fund balance of $3.0065 billion, an increase of $648.8 million from the reported $2.3577 billion fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10.464 billion. Liabilities increased by $1.29 billion to $7.457 billion largely because of a $764 million increase in accounts payable. Total General Fund expenditures increased by 6.0% during Fiscal Year 2004. General Fund tax revenues increased by 8.4% due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3% due to increases in Federally-funded programs, particularly medical and other assistance. Total General Fund revenues increased by 10.3% during Fiscal Year 2003. The overall increase in fund balance ($648.8 million) during Fiscal Year 2004 was an improvement of $1,314 million over the prior fiscal year decrease in fund balance ($665 million). On an overall basis, during periods of economic growth, it is common for the fund balance of the General Fund to increase.

           General Fund Fiscal Year 2004 Financial Results (Budgetary Basis).   A rebounding national economy that exceeded initial estimates for growth resulted in actual fiscal year Commonwealth revenues for 2004 that exceeded the budget estimate by 2.9% or $636.7 million. Total Fiscal Year 2004 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $23.1597 billion. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $23.0892 billion. As a result of financial operations during Fiscal Year 2004, the unappropriated surplus balance was scheduled to increase by $57.5 million prior to the statutorily required 25% transfer to the BSRF. A supplemental transfer of $123.3 million was also made to the BSRF. As result, the Fiscal Year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, and prior to reserves for refunds increased 6.2% from Fiscal Year 2003 levels. Fiscal Year 2004 revenues totaled $23.16 billion, an increase of $1.35 billion over Fiscal Year 2003. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.51 billion to $22.83 billion in Fiscal Year 2004, a 7.1% increase. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate for Fiscal Year 2004.

          Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled approximately $23.1 billion, representing an increase of $1.42 billion or 6.5% from Fiscal Year 2003 levels. A total of $182.9 million in appropriations were lapsed in Fiscal Year 2004. The Fiscal Year 2004 continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, but at a reduced rate from Fiscal Year 2003. Intergovernmental transfers replaced $738.7 million of General Fund medical assistance costs in Fiscal Year 2004 compared to $844.6 million in Fiscal Year 2003. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in Fiscal Year 2004 totaled $607.6 million. These expenditures included $457.6 million in available feral fiscal relief funds, which were used to offset certain medical assistance and other health care costs as well as $150 million in available capital debt fund reserves, which were used to offset the General Fund debt service costs in Fiscal Year 2004.

          As part of the 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth, which would eventually increase the Commonwealth’s subsidy of local public school costs to 50% of total costs in aggregate. Funds for education at the local level totaling nearly $1 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects directed at blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is to come from $2.025 billion of debt issued over more than four fiscal years.

           General Fund Fiscal Year 2005 Financial Results (GAAP Basis).   At June 30, 2005, the General Fund reported a fund balance of $2.87 billion, a decrease of approximately $137 million from the reported $3.00 billion fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9.863 billion. Liabilities decreased by $463 million to $6.994 billion largely because of a $369 million decrease in the securities lending program and a $156 million decrease in accounts payable.

          General Fund tax revenues increased by 8% due to economic growth, including nearly identical percentage increase in personal income tax revenue. Intergovernmental revenues increased by $311 million, due primarily to increases in federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 9% during the fiscal year. The overall decrease in the fund balance, $137.4 million, during the fiscal year was $787 million less than the prior fiscal year increase in fund balance of $649 million. On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline and, conversely, to increase during periods of economic growth. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 11% during Fiscal Year 2005 largely because of the increase in expenditures for medical and other assistance.

           General Fund Fiscal Year 2005 Financial Results (Budgetary Basis).   Total Fiscal Year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24.41 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources, was $24.06 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the BSRF, was scheduled to increase $162.5 million to $429.2 million from the Fiscal Year 2004 ending balance. Following the statutorily required 25% transfer to the BSRF ($64.4 million), the Fiscal Year 2005 final unappropriated surplus balance was $364.8 million.

          The 2005 Budget was based initially on an estimated 4.5% increase for General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of Fiscal Year 2004. After adjustments for various tax rate and tax base changes enacted for the 2004 Budget, total General Fund revenues were projected to increase 3.8% over Fiscal Year 2004 actual receipts and total $23.87 billion prior to reserves for tax refunds. Total Fiscal Year 2005 revenues net of reserves for tax refunds, exceeded $24.31 million, a 6.5% increase over Fiscal Year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in Fiscal Year 2004, rose $1.67 billion or 7.6% over Fiscal Year 2004 actual receipts. Total revenues to the Commonwealth exceeded the budget estimate by $442 million or 1.9%. Personal income tax receipts grew by $1.01 million or 13.1% over Fiscal Year 2004 revenues. During Fiscal Year 2005, corporate tax receipts grew $285.1 million or 10.7%. Sales and use tax revenues to the Commonwealth grew $271.4 million or 3.5% over Fiscal Year 2004 receipts. Receipts of Commonwealth non-tax revenues continued to exceed the estimate as total revenue from this source exceeded $596 million. Earnings from investments and revisions to the Commonwealth’s escheats program continued to provide revenues well in excess of the estimate for Fiscal Year 2005. Significant non-recurring capital gains earnings on the investment of available General Fund cash balances and increased contributions from the Commonwealth’s liquor store profits contributed to enhanced non-tax revenues during the prior two fiscal years. Reserves for tax refunds in Fiscal Year 2005 were approximately $1 billion, a decrease of $14.7 million or 1.4% from Fiscal Year 2004 levels.

          Fiscal Year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22.96 million, an increase of 5.6% from Fiscal Year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in Fiscal Year 2005 and the 2005 Budget continued to utilize intergovernmental transfers for a portion of medical assistance costs. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining Federal fiscal relief, was appropriated in Fiscal Year 2005 to fund expenditures normally funded from Commonwealth revenues.

          Fiscal Year 2006 Budget.  The 2006 Budget was based on an estimated 2.8% increase in General Fund revenues from those received in Fiscal Year 2005. The 2006 Budget appropriated $24.28 billion of Commonwealth funds against estimated revenues net of tax refunds of $23.91 billion. The $362 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the $364 million Fiscal Year 2006 beginning balance. Additionally, the 2006 Budget allocated additional Commonwealth funds to replace significant amounts of formerly available Federal funds.

          Fiscal Year 2006 revenue estimates were based upon an economic forecast of 3.3% growth in national real gross domestic product from the start of the third quarter of 2005 to the end of the second quarter of Fiscal Year 2006. Trends in the Commonwealth’s economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The tax revenue component of General Fund receipts was expected to increase by $731.8 million or approximately 3.1% prior to reserves for refunds. Fiscal Year 2006 revenues from the personal income tax were forecasted to increase by 5%, while receipts from the sales and use tax were estimated to rise 3.4% over Fiscal Year 2005 receipts. Corporate receipts were expected to grow minimally in Fiscal Year 2006, whereas revenues from non-tax sources such as earnings on investments and escheats were forecast to decline by 8.5%.

          The enacted 2006 Budget provided $24.304 billion of appropriations from Commonwealth revenues, an increase of 5.4% from Fiscal Year 2005 expenditures and represented a planned draw down of $364 million of the unappropriated surplus balance available at the end of Fiscal Year 2005. A portion of the increased level of state funded appropriations was attributable to the replacement of Federal funds received, on a one-time basis, which were utilized during the Fiscal Year 2004 and 2005 budgets. The enacted 2006 Budget also included $856.8 million in funding for various medical assistance expenditures through intergovernmental transfer proceeds, certain nursing home assessments and a tax on managed care organizations. This amount was an increase of 23% from the $697.9 million in such proceeds utilized during Fiscal Year 2005. Under the intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. These contributions had the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match Federal Medicaid funds. Federal authority to use the county contributions to pool transactions to match additional Federal funds is currently scheduled to expire in 2010. Included in the proposed Fiscal Year 2007 Budget was a request for supplemental appropriations of $197 million for Fiscal Year 2006. The unappropriated balance was currently estimated to be $204 million for Fiscal Year 2006.

          General Fund Fiscal Year 2006 Financial Results (Budgetary Basis).  During Fiscal Year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million (almost 3.5%). Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million. Total Fiscal Year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25.82 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources, was $25.50 billion. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the BSRF, increased to $685.1 million, including the beginning balance from the prior year of operations. Following the statutorily required 25% transfer to the BSRF ($171.4 million), the Fiscal Year 2006 final unappropriated surplus balance was $514.0 million as of June 30, 2006.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8%. Fiscal Year 2006 revenues (all sources) totaled $25.82 billion, an increase of $1.42 billion over Fiscal Year 2005. Intergovernmental transfer proceeds increased $158.9 million (22%), while funding from additional sources decreased $253.3 million (63%). Additionally, General Fund revenues grew $1.56 billion (6.3%) during Fiscal Year 2006, corporate tax receipts grew $425.8 million over the estimate (an 8.9% surplus), personal income taxes were $342.6 million over the estimate (a 3.7% surplus), sales and use taxes were approximately at the estimate, actual receipts were $65.2 million above the estimate (0.8% over the estimate), and realty transfer tax revenues exceeded the estimate by $61.4 million (11.3%). Reserves for tax refunds in Fiscal Year 2006 were $1.04 billion, an increase of 3.5% from the Fiscal Year 2005 reserves. At the end of Fiscal Year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal Year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24.66 billion, an increase of 7.4% from Fiscal Year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in Fiscal Year 2006. Intergovernmental transfers replaced $856.8 million of General Fund medical assistance costs in Fiscal Year 2006, compared to $697.9 million in Fiscal Year 2005. Additionally, an estimated $145.9 million in additional funds were appropriated in Fiscal Year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in Fiscal Year 2005. The final unappropriated balance was $514.0 million for Fiscal Year 2006.

           Fiscal Year 2007 Proposed Budget.  The proposed Fiscal Year 2007 budget was submitted to the General Assembly by the Governor on February 8, 2006. The proposed budget recommended appropriations of approximately $25.43 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of approximately $25.23 billion. The difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $204 million beginning balance. Additionally, the proposed budget allocated additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds. The proposed budget proposed significant increases for local school districts and higher education within the Commonwealth. The proposed budget also would have expanded health insurance for children with a new program, “Cover All Kids,” and expanded prescription drug coverage for Seniors, building upon the federal Medicare Part D program. The proposed budget contained initiatives to increase the efficiency of government operations within the Commonwealth and includes estimates to save over $1 billion annually during Fiscal 2007. Exclusive of expenditures covering education, public welfare and Commonwealth debt service, the proposed budget included a 2.5% decrease in expenditures.

          The Governor proposed a major revision to the Commonwealth’s Health Investment Plan, a series of health-related programs funded entirely from MSA revenues. The Governor proposed to create the Jonas Salk Legacy Fund, which would have utilized half of the MSA payments, currently dedicated to health research activities, to accelerate funding for bioscience research in Pennsylvania. Under this proposal, 9.5% of MSA payments would have been securitized through the issuance of approximately $500 million in bonds. The proposed debt would have been issued over a two-year period following approval by the General Assembly and programs funded by this debt from the Jonas Salk Legacy Fund would require a dollar-for-dollar private match, thus increasing total investment in bioscience research and facility construction to over $1 billion.

          Fiscal Year 2007 Budget.  The adopted Fiscal Year 2007 budget provides appropriations totaling approximately $26.11 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of approximately $25.61 billion. The enacted Fiscal Year 2007 budget allocates additional state funds to replace significant amounts of formerly available intergovernmental transfer transaction-derived federal funds. Additionally, the Fiscal Year 2007 revenue estimate for the Commonwealth is based upon an economic forecast of 3% growth in GDP from the start of the third quarter of 2006 to the end of the second quarter of 2007. Trends in the Commonwealth’s economy are expected to continue to follow the national economic trends; Personal income growth in Pennsylvania is expected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The Commonwealth’s General Fund tax revenue receipts are expected to increase by $804.7 million (3.2%) prior to reserves for refunds. Fiscal Year 2007 Commonwealth revenues from the personal income tax are predicted to increase by 4.6%, receipts from the sales and use tax are estimated to rise 3.3% over Fiscal Year 2006 receipts, corporate receipts are expected to grow at a rate of 6.4% in Fiscal Year 2007, and revenues from non-tax sources are forecasted to increase by 29%.

          The Commonwealth’s Fiscal Year 2007 enacted budget includes significant increases in funding for local school districts and higher education, a new children’s health insurance program, an expanded prescription drug coverage program, initiatives to increase the efficiency of government operations within the Commonwealth, estimates to save over $1 billion annually in Fiscal Year 2007, funding for various medical assistance expenditures through intergovernmental transfer proceeds, nursing home assessments and a tax on managed care organizations. The year ending unappropriated balance is currently estimated to be $3.6 million for Fiscal Year 2007.

          Motor License Fund—Fiscal Years 2004-06.  Revenues to the Motor License Fund in Fiscal Year 2004 totaled $2.09 billion, an increase of 4.3% over Fiscal Year 2003 revenues. License and fee revenues grew by 1.7% and other revenue receipts, namely earnings on investments, grew by $64.9 million (101%) from prior year receipts. Appropriations of Commonwealth revenues in the 2004 budget total $2.023 billion. This amount represents a decrease of 1.2% over prior expenditures.

          The Motor License Fund ended Fiscal Year 2005 with an unappropriated surplus of $212.4 million, a net increase of $98.8 million or 87% from Fiscal Year 2004. Motor License Fund revenues totaled $2.16 billion, an increase of 3.4% over actual Fiscal Year 2004 receipts. Revenues from other revenue receipts, primarily earnings on investments, grew 86.7% during Fiscal Year 2004, while receipts from license and fees increased by 4% over Fiscal Year 2004 receipts. Revenues to the Motor License Fund from liquid fuels taxes increased by 4.2% during Fiscal Year 2005. Expenditures of Motor License Fund revenues totaled $2.07 billion for Fiscal Year 2005, an increase of 2.4% from actual Fiscal Year 2004 expenditures net of lapses.

          Fiscal Year 2006 revenues for the Motor License Fund were $2.27 billion, an increase of 5.1% over actual Fiscal Year 2005 receipts. Liquid fuels tax receipts are projected to increase by 5.7% while license and fee revenues grew minimally (0.1%). Other revenue receipts, namely earnings on investments, increased by 34.9%. Appropriations from Commonwealth funds for Fiscal Year 2006 totaled $2.34 million, an increase of 13%. The Motor License Fund ended the fiscal year with an unappropriated surplus of $283.7 million, a net increase of $71.3 million.

          The enacted Fiscal Year 2007 budget for the Motor License Fund estimates revenues of $2.32 billion, an increase of 2.5% over actual Fiscal Year 2006 receipts, and provides $2.56 billion of appropriations and executive authorizations from Commonwealth funds for Fiscal Year 2007, an increase of 9.5% above the amount expended during Fiscal Year 2006. The enacted budget anticipates a draw down of approximately $239.3 million from the Fiscal Year 2007 beginning balance.

          State Lottery Fund—Fiscal Years 2004-06.  Lottery tickets sales rose 9.7% from Fiscal Year 2003 and provided net revenues of $1.171 million. Revenues from various lottery sources, including the Commonwealth’s participation in the multi-state Powerball game, were 1.6% below the budget estimate. Expenditures net of current year lapses totaled $1.139 billion. Revenues, including prior year lapses, in excess of expenditures for Fiscal Year 2004 contributed to an unappropriated fund balance and reserve of $299.8 million (including $100 million of reserves), and increase of 20% from Fiscal Year 2003.

          Revenues from Lottery tickets sales and other miscellaneous revenue sources rose 3.5% during Fiscal Year 2005, totaling $1.21 billion. Expenditures net of lapses, totaled $1.14 billion, an amount equal to the expenditure levels experienced in Fiscal Year 2004. Revenues, including prior year lapses, in excess of expenditures for Fiscal Year 2005 contributed to an unappropriated fund balance and reserve of $381 million, an increase of 27% from Fiscal Year 2004.

          During Fiscal Year 2006, ticket sales less field prizes and commissions were $1.46 billion, a 20.4% increase in revenues from Lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game. Expenditures totaled $1.438 billion and were 26.2% above Fiscal Year 2005 expenditures. The fiscal year-end unappropriated balance and reserve totaled $439.0 million, an increase of 15.2%.

          The enacted budget for Fiscal Year 2007 anticipates appropriations of $1.4213 billion and anticipates a 3.7% increase in revenues from lottery sources, including instant ticket sales and the state’s participation in the multi-state Powerball game. The proposed fiscal year-end balance and reserve is projected to total $531.9 million, an increase of 21.2%. The expansion of the federal Medicare program to cover prescription drugs is expected to save the Lottery Fund approximately $185 million annually. By building upon the federal Medicare Part D program, the Commonwealth’s prescription drug coverage program is proposed to expand over the next 18 months. Additionally, the enacted budget for Fiscal Year 2007 includes a transfer of approximately $210 million in long-term care costs from the General Fund to the State Lottery Fund.

          Trend projections for fiscal years beyond 2007 show estimated program and administrative costs above estimates net revenues as the forecasted rate of increase in program expenses, names the pharmaceutical assistance program, is expected to outpace revenues. According to the current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year.

Commonwealth Indebtedness

          The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid out of Motor License Fund appropriations.

          Net outstanding general obligation debt totaled $7.287 billion at June 30, 2006, a net increase of $539.6 million from June 30, 2005. Over the 10-year period ended June 30, 2006, total net outstanding general obligation debt increased at an annual rate of 3.7%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.1%.

          General obligation debt for non-highway purposes of $7.15 billion was outstanding on June 30, 2006. Outstanding debt for these purposes increased by a net $567.4 million since June 30, 2005. For the period ended June 30, 2006, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 5.4% and 7.1% respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and other local public buildings.

          Outstanding general obligation debt for highway purposes was $137.2 million on June 30, 2006, a decrease of $27.7 million from June 30, 2005. Highway outstanding debt has declined over the most recent 10-year and 5-year periods ended June 30, 2006, by 16.7% and 17.0%, respectively. The decline in outstanding highway debt is due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. No debt issuance for highway capital projects is currently planned.

          When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year’s budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The 2007 Budget did not anticipate issuing tax anticipation notes.

          Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2006: Delaware River Joint Toll Bridge Commission ($186.9 million), Delaware River Port Authority ($1.217 billion), Pennsylvania Economic Development Financing Authority ($1.419 billion), Pennsylvania Energy Development Authority ($61.5 million), Pennsylvania Higher Education Assistance Agency ($8.175 billion), Pennsylvania Higher Educational Facilities Authority ($5.221 billion), Pennsylvania Industrial Development Authority ($453.8 million), Pennsylvania Infrastructure Investment Authority ($75.8 million), Pennsylvania Turnpike Commission ($2.747 billion), and the State Public School Building Authority ($1.415 billion).

          The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on July 5, 2006.

          No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $674.3 million in special tax revenue bonds outstanding as of June 30, 2006. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

           Ratings.  General obligation bonds of the Commonwealth are rated “AA” by Standard & Poor’s Ratings Services, “Aa2” by Moody’s Investor Services, and “AA” by Fitch, Inc. The ratings reflect only the views of the rating agencies.

          Pensions and Retirement Systems.  The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

          The Commonwealth’s retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan on or after January 1, 2002 is 7.5% of compensation. The contribution rates for current PSERS members range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS’ contribution rate for most employees is 6.25%. Interest on each employee’s accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited is refundable to covered employees upon termination of their employment.

          Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations and are included in the 2006 Budget. As of June 30, 2005, the market value of investment assets for PSERS was $52.11 billion. As of June 30, 2005, the market value of investment assets for SERS was $28.75 billion.

Litigation

          Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth’s Attorney General and Office of General Counsel.

          In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2006 is $20 million.

          County of Allegheny v. Commonwealth of Pennsylvania.  In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

          The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth’s payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro’s recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

          Unisys Corporation v. Commonwealth.  Unisys challenged the statutory three-factor formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The trial court issued its decision on March 8, 1999, sustaining the statute from the Constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the trial court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument, which was denied. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. The trial court denied relief because the taxpayer failed to carry its burden of proof and did not resolve the underlying issue. The decision has very limited applicability to numerous pending cases that raise identical issues and involve undetermined significant dollar amounts.

          Northbrook Life Insurance Co.  This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative board’s level.

          The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies, which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

          The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

          The case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Exceptions will be filed by both parties and it is likely this case will not be finally resolved until another round before the en banc Commonwealth Court and then appeal to the Pennsylvania Supreme Court. It is impossible to predict the outcome. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

          Duquesne Light Co. v. Commonwealth.   There are several appeals involving various years and taxes. The plaintiff is challenging the capital stock tax, corporate net income tax and gross receipts tax. The parties have reached a tentative agreement to settle certain issues and to litigate others. There is over $100 million in total in dispute, but it is highly doubtful that the exposure would be near that amount.

APPENDIX B

RISK FACTORS—INVESTING IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the “Commonwealth”) available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

General Information.

          Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2005, the population density of Massachusetts was 816.2 persons per square mile, as compared to 83.8 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.1% of Massachusetts residents live in metropolitan areas, compared with a national average of 80.3%. The State’s population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2005 population of 559,034.

          Since 1929, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In both 2004 and 2005, income in the Commonwealth grew faster than in the nation and only the District of Columbia and Connecticut had higher levels of per capita personal income.

          From 1997 to 2005, gross state product (“GSP”) in Massachusetts, New England and the nation has grown approximately 48.1%, 46.8% and 50.6%, respectively. Between the same years, GSP in Massachusetts, New England and the nation grew approximately 28.6%, 25.1% and 25.1%, respectively. The Massachusetts economy is the largest in New England, contributing approximately 47.6% to New England’s total GSP and the thirteenth largest in the nation, contributing 2.6% to the nation’s total GSP.

          The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services) contributed 48.8% of the Commonwealth’s GSP in 2004. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment. Total non-agricultural employment in Massachusetts declined at a rate of 2.4% in 2002 and another 1.9% in 2003, but only declined 0.1% in 2004. The preliminary unadjusted estimates for the first five months of 2005 are 0.8% above those for the same months in 2004. In 2004, manufacturing employment declined 3.2% from the year before; a significantly smaller decline than the annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3% per year).

          The unemployment rate in Massachusetts rose significantly above the national average due to the economic recession of the early 1990s. However, from 1994 until the beginning of 2006 the unemployment rate in Massachusetts has been consistently below that of the United States. Since January, the Commonwealth’s rate has been above the national rate. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the last two years, generally rising in 2003, then falling steadily through January, 2006. The unemployment rate in Massachusetts dropped from 4.9% to 4.6% between January 2005 and January 2006, while the U.S. unemployment rate dropped from 5.2% to 4.7% over that same period.

Commonwealth Finances

           Cash Flow.  Fiscal Year 2006 ended with a non-segregated cash balance of $1.619 billion and a segregated bond balance of $222.2 million. On December 4, 2006, the Commonwealth released the revised projected cash flow forecast for Fiscal Year 2007. This forecast is based on the Fiscal Year 2007 Budget, including the value of all vetoes and subsequent overrides as well as all prior appropriations continued into Fiscal Year 2007. The projection also is based on the State’s revised Fiscal Year 2007 tax estimate released of $19.132 billion. The gross tax figure includes $1.335 billion dedicated to the Commonwealth’s Fiscal Year 2007 pension obligation, $733 million in sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the “MBTA”) and $557.3 million in sales tax revenues dedicated to the Massachusetts School Building Authority (the “MSBA”).

          Fiscal Year 2007 opened with a starting balance of $2.072 billion of cash and is projected to have a June 30, 2007 ending balance of $912.6 million. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects starting and ending balances totaling $222.2 million and $124.3 million, respectively. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $1.85 billion, and is projected to end the year at $868 million, a $982 million decrease.

          The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began Fiscal Year 2007 with $25.1 million of commercial paper outstanding in the form of Bond Anticipation Notes, which are currently outstanding. The Fiscal Year 2007 projections reflect a pattern of a tightening cash position in the third quarter of the fiscal year that predicts a short-term borrowing of $600 million in March of the next year to make Local Aid payments.

          The cash flow projection included an estimated $1.6 billion in long-term borrowing for capital projects in Fiscal Year 2007, including a $500.1 million general obligation bond issue completed in August 2006. Additional general obligation bond issues of $372.6 million in November 2006, $370 in February 2007, and $360 million in May 2007 were expected.

          Fiscal Year 2005 Summary.  The Commonwealth ended Fiscal Year 2005 with a surplus of $1.218 billion, and the Governor directed $691 million of that surplus be transferred to the Commonwealth’s Stabilization Fund. In addition, $136 million in excess tax revenues, and 0.5% of current year tax revenues ($86 million) were also transferred to the Stabilization Fund. The total transfer to the Stabilization Fund at the end of Fiscal Year 2005 was $913.0 million. The Governor also directed that the remainder of the surplus, $304.8 million, be transferred to a Transitional Escrow Fund, subject to appropriation, for Fiscal Year 2006 expenditures.

          The Commonwealth’s audited financial statements reported a year-end balance in the Stabilization Fund of $1.728 billion, which reflected inflows of $913 million (outlined above), $21.3 million in additional inflows including interest, and transfers from or appropriations out of the Stabilization Fund of $343.3 million. The Transitional Escrow Fund was established and credited with $304.8 million of surplus Fiscal Year 2005 funds. Fiscal Year 2005 closed with an additional reserved fund balance of $355.6 million and an undesignated fund balance of $98.4 million. The total fund balance in the budgeted operating funds was $2.487 billion. The Transitional Escrow Fund was scheduled to expire on June 30, 2006, at which time any remaining balance was to be transferred to the Stabilization Fund.

          Fiscal Year 2005 Appropriations.  Appropriations for Fiscal Year 2005 totaled $23.188 billion. The Fiscal Year 2005 Budget provided for $22.494 billion in budgetary spending. Appropriations totaling $368.1 million in Fiscal Year 2004 were authorized as continuing prior appropriations, which allowed for these funds to be spent in Fiscal Year 2005. Supplemental appropriations for Fiscal Year 2005 totaled $326 million. The Commonwealth also had significant “off-budget” expenditures in dedicated sales taxes transferred to the MBTA and MSBA, which were projected to be $704.8 million and $395.7 million, respectively, and $415.6 million off-budget expenditures in the Medicaid program.

          On March 24, 2005 the Governor filed legislation for supplemental appropriations totaling $74.5 million. The supplemental items included $40.6 million for costs associated with snow and ice removal, $4.5 million for certain lease costs, $1.5 million for the implementation of a small business initiative, and $27.9 million for various other programs and services. In addition, the legislation also called for $38 million in appropriations to be continued forward into Fiscal Year 2006 to support expenditures originally recommended in the Governor’s budget recommendation.

          On May 10, 2005 the Governor filed legislation for supplemental appropriations totaling $40.3 million. In addition, the legislature also called for $32 million in unexpended Fiscal Year 2005 appropriations to be continued forward and expended in Fiscal Year 2006. On June 16, 2005 the Governor signed into law $79.6 million in supplemental appropriations. Additionally, on July 22, 2005 the Governor filed a $513.7 million capital supplemental appropriation. This legislation funded an off-budget Capital Investment Fund to support $413.7 million in capital projects throughout the University of Massachusetts system and other state and community colleges for new science centers and for needed infrastructure restoration. The legislation also provided $100 million to cities and towns for local road and bridge repairs.

          On August 17, 2005, the Governor filed a $29.8 million supplemental appropriation. This legislation funded a $24.1 million shortfall in the Uncompensated Care Pool, which compensates healthcare providers for care provided to those without health insurance. On September 6, 2005, the Governor filed and signed a $25 million supplemental appropriation to fund the relief effort for victims of Hurricane Katrina. On September 30, 2005, the Governor signed supplemental legislation, which included $88.6 million in additional appropriations, including $71.8 million to fund collective bargaining agreements for Fiscal Year 2005 and Fiscal Year 2006, $6.3 million to cover workers’ compensation and utility costs at the Department of Correction, and $10.5 million for a variety of other programs and services. These appropriations were authorized for expenditure through Fiscal Year 2006. In addition, $37.5 million in previous appropriations were extended through Fiscal Year 2006.

          Legislation authorizing capital spending authorizations also was approved. On February 1, 2005, the Governor filed legislation authorizing the Commonwealth to issue up to $261 million in general obligation bonds to expand facilities at Hanscom and Natick. On March 3, 2005 the Governor filed legislation authorizing a total of $300 million in general obligation bonds to support job creation programs. On May 5, 2005, the Governor filed legislation authorizing the Commonwealth to issue up to $950.2 million in general obligation bonds. On July 28, 2005 the Governor signed legislation authorizing $100 million in general obligation bonds for the Affordable Housing Trust Fund and $100 million in general obligation bonds for the Housing Stabilization Fund.

          Fiscal Year 2006 Summary.  The Commonwealth ended Fiscal Year 2006 with a surplus of $261 million, which was deposited into the Stabilization Fund. In addition, as required by state law, 0.5% of current year tax revenues ($93 million) also was transferred to the Stabilization Fund. For Fiscal Year 2006, the Commonwealth’s audited financial statements reported a year-end balance in the Stabilization Fund of $2.155 billion, which reflects the aforementioned deposits as well as $72.3 million of investment earnings and additional taxes deposited into the fund. The fiscal year closed with additional reserved fund balances of $947.2 million and undesignated fund balances of $106.2 million. The total fund balance in the budgeted operating funds was $3.208 billion.

          On June 29, 2005, the Governor signed the General Appropriations Act for Fiscal Year 2006 (the “Fiscal Year 2006 Budget”) The Fiscal Year 2006 Budget included $23.81 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The legislature subsequently overrode $108.9 million of the Governor’s vetoes, which brought the total value of the Fiscal Year 2006 Budget to $23.915 billion. The Fiscal Year 2006 Budget (including overrides) budgeted $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

          For the Fiscal Year 2006 Budget, the Commonwealth adopted different revenue estimates. The Fiscal Year 2006 tax revenue estimate was $17.5 billion, 2.4% more than Fiscal Year 2005 receipts. The Fiscal Year 2006 Budget provided for $23.977 billion of appropriations, including $1.275 billion for current-year pension obligations. In addition, the Commonwealth had significant “off-budget” expenditures in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $712.6 million and $488.7 million, respectively, and $332.5 million of off-budget expenditures in the Medicaid program. On October 26, 2005, the State increased the tax revenue estimate for Fiscal Year 2006 by $509 million, to $17.957 billion. On January 17, 2006, the State further increased the tax revenue estimate by $201 million, to $18.158 billion.

          Fiscal Year 2006 Appropriations.  On June 24, 2006, the Governor signed legislation including a supplemental appropriations act for Fiscal Year 2006 and an Economic Stimulus Act, which ultimately resulted in $887.3 million in appropriations and General Fund transfers. The supplemental appropriations act included $301.7 million in appropriations, of which the Governor vetoed $56.6 million. The Legislature has subsequently overridden $47.8 million of these vetoes, bringing the total appropriations to $292.9 million. The Economic Stimulus Act included $160.5 million in additional appropriations and $99.0 million in transfers from the General Fund. After the Governor’s vetoes and the Legislature’s overrides of those vetoes, the total of the act is $248.4 million. The Economic Stimulus Act also included tax provisions that are estimated to reduce Fiscal 2007 tax revenue collections by approximately $23 million and, when fully implemented, by $40 million to $45 million annually.

          On July 21, 2006, the Governor signed $34 million in supplemental appropriations to fund the redevelopment of a military site and to support the building of a new Bristol-Myers Squibb facility. On July 28, 2006, the Governor signed into law an additional Fiscal Year 2006 supplemental appropriations bill, after vetoing $56.2 million of the $183.9 million of proposed spending; the Legislature has since overridden all of the vetoes.

          On October 5, 2006, the Governor signed legislation, which included $87.5 million in Fiscal Year 2006 supplemental appropriations, all of which are authorized for expenditure through June 30, 2007. In addition, the legislation extends $10.6 million in existing Fiscal Year 2006 appropriations for expenditure through June 30, 2007.

          Fiscal Year 2007 Summary.  To date, appropriations for Fiscal Year 2007 total $25.704 billion. The Fiscal 2007 Budget provided for $25.676 billion in budgetary spending. Additionally, appropriations totaling $919.4 million in Fiscal Year 2006 were authorized to be spent in Fiscal Year 2007. In addition to this spending in the budgeted operating funds, the Commonwealth has significant “off-budget” expenditures in Fiscal Year 2007 projected to be in the amounts of $734 million and $557.4 million, respectively, and $288.5 million of off-budget expenditures in the Medicaid program.

          On January 25, 2006, the Governor filed his Fiscal Year 2007 budget proposal, which totaled $25.187 billion, including $7.101 billion in Medicaid, $4.047 billion in K-12 education, $2.064 billion for debt service and contact assistance, $1.355 billion in non-education local aid, and $10.620 for all other programs and services. The Governor’s budget includes a phased decrease in the personal income tax from 5.3% to 5.15% on January 1, 2008. This tax cut reduces projected tax revenue for Fiscal Year 2007 by $132 million. The Governor’s budget also included an increase of 17.1% in non-education local aid by directing that all net proceeds from the state lottery be distributed to the Commonwealth’s cities and towns, as had been done prior to Fiscal Year 2003. The budget also included an increase of 3.4% in Medicaid relative to the Fiscal Year 2006 Budget. Medicaid spending for Fiscal Year 2006 was projected to fall $102.3 million below the budgeted level. Factoring in this projected reversion, recommended Medicaid growth is 4.9% relative to current spending. The Governor’s budget recommendation also proposed an increase of $275 million (7.3%) in K-12 education.

          On April 10, 2006 the Legislature presented its budget for Fiscal Year 2007, which included spending of $25.271 billion. It also includes a $200 million reserve to fund healthcare reform efforts in the Commonwealth consistent with the Governor’s proposed budget. The Legislature also proposed the transfer of $275 million from the Stabilization Fund to its General Fund to fund a portion of Fiscal Year 2007 expenditures. The budget does not include a reduction in the personal income tax to 5.15% as the Governor proposed, thus providing an additional $132 million in projected revenue in Fiscal Year 2007.

          Fiscal Year 2007 Appropriations.  On July 8, 2006, the Governor signed the General Appropriation Act for Fiscal 2007 (the “Fiscal Year 2007 Budget”), which included $25.249 billion in spending, reflecting $458.6 million in line item reductions, and $118 million in reductions to transfers from the General Fund. The Legislature has subsequently overridden $427 million of the Governor’s line item vetoes, bringing the Fiscal Year 2007 Budget appropriations to $25.676 billion. The Legislature also overrode all of the vetoes of transfers from the General Fund.

          The Fiscal Year 2007 Budget included several of the Governor’s initiatives. Including overrides, the 2007 Budget budgets $7.4 billion for Medicaid, $4.04 billion for education, $2.09 billion for debt service and contract assistance, and $12.13 billion for all other programs and services. The Fiscal Year 2007 Budget directed the transfer of $550 million from the Commonwealth Stabilization Fund to the General Fund to support the appropriated spending. The Governor vetoed $576.6 million in appropriations and transfers. He also vetoed the transfer from the Stabilization Fund. The Legislature overrode many of the line item and transfer vetoes, but has not yet overridden the Stabilization Fund transfer.

          In July 2006, the Governor signed into law a bill that provides a $20 million supplemental appropriation to fund a review of tunnel portions of the C/AT Project (discussed below). On October 5, 2006 the Governor also vetoed provisions of a supplemental appropriations bill that would have transferred $450 million from the Stabilization Fund to the General Fund.

          On November 10, 2006, the Governor decreased Fiscal Year 2007 spending authorizations by $425 million. On December 1, 2006, the Governor revised the reductions discussed above, restoring $41.4 million of the reductions, as actual tax revenue receipts for November 2006 exceeded the monthly benchmark by $84 million. With this restoration, the Commonwealth projects that Fiscal Year 2007 revenues will be sufficient to meet budgeted expenditures.

          Settlement with the Conservation Law Foundation.  The Commonwealth recently reached a settlement agreement with the Conservation Law Foundation with regard to a lawsuit asserting that the Commonwealth failed to complete several public transit projects that were proposed to offset the supposed environmental impacts of the CA/T Project. The four main components of the agreement are preliminarily estimated to cost $743.5 million.

Commonwealth Revenues

          In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth’s budgeted operating funds. In Fiscal Year 2005, on a statutory basis approximately 65.6% of the Commonwealth’s annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 19.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

          Commonwealth Taxes.  The major components of Commonwealth taxes are the income tax, which was projected to account for approximately 55.9% of total tax revenues in Fiscal Year 2006, the sales and use tax, which was projected to account for approximately 22.4% of total tax revenues in Fiscal Year 2006, and the corporations and other business and excise taxes, which were projected to account for approximately 12.2% of total tax revenues in Fiscal Year 2006. Other tax and excise sources were projected to account for the remaining 9.5% of Fiscal Year 2006 tax revenues.

          During Fiscal Years 2001-2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During Fiscal Year 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $790 million of Fiscal Year 2001 revenues and $700 million of Fiscal Year 2002 revenues. In Fiscal Year 2003, tax law changes were estimated to have increased revenue collection by a net amount of approximately $1.005 billion. The Department of Revenue (the “DOR”) estimated that in Fiscal Year 2004, the impact of tax law and administrative changes reduced tax collections by approximately $110 million compared to Fiscal Year 2003. The DOR further estimated that such changes increased tax collections by approximately $31 million in Fiscal Year 2005, reduced tax collections by approximately $282 million in Fiscal Year 2006, and will increase tax collections by approximately $64 million in Fiscal Year 2007.

          Income Tax.  The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

          Sales and Use Tax.  The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

          Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the Fiscal Year 2000 budget, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In Fiscal Year 2005, the amount of such sales tax receipts was $704.8 million. Such amount was projected to be $712.6 million in Fiscal Year 2006.

          Beginning July 1, 2004, a portion of the Commonwealth’s sales tax receipts, totaling $395.7 million in Fiscal Year 2005, $488.7 million in Fiscal Year 2006 and specified percentages in subsequent fiscal years, increasing in Fiscal Year 2010 and thereafter to one cent of the sales tax, subject to certain exclusions and minimums, is dedicated to the MSBA.

          Legislation enacted over the last three years closed several channels by which to escape sales tax payments. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments,” items produced outside of Massachusetts but sold in the state and the taxation of downloaded software that is pre-written. The DOR estimates that these changes created additional tax collections of $20-23 million in Fiscal Year 2005, $34-48 million in Fiscal Year 2006 and $71-81 million annually thereafter.

          Business Corporations Tax.  Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

          Legislation enacted in March 2003 and November 2005 closed some loopholes in the corporate tax structure. The DOR estimates that these changes increased revenues by approximately $144 million in Fiscal Year 2004, and by $170 million in Fiscal Year 2005, and that the changes will increase revenues by $196 million in Fiscal Year 2006 and $198 million each year thereafter.

          Financial Institutions Tax.  Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. The DOR estimated that this change resulted in additional tax revenues of approximately $160-180 million in Fiscal Year 2003. The DOR estimated that the REIT change resulted in a revenue increase of $40-60 million in each of Fiscal Years 2004 and 2005, and was estimated to yield approximately the same amount in Fiscal Year 2006 and thereafter.

          Insurance Taxes.  Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

          Other Taxes.  Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The DOR estimated that this change resulted in additional revenue of approximately $185 million in Fiscal Year 2003, $155 million to $160 million in Fiscal Year 2004 and $155 million in Fiscal Year 2005 and thereafter.

          Congress made numerous changes to Code provisions in recent years relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth’s estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth’s estate tax from being fully eliminated. As of October 2002, the Commonwealth’s estate tax was decoupled from the Federal estate tax for decedents dying on or after January 1, 2003. These Federal changes were estimated to have reduced Fiscal Year 2003 collections by approximately $30-40 million, and the decoupling was estimated to have increased Fiscal Year 2004 tax revenues by $40 million and Fiscal Year 2005 tax revenues by $13 million in the first three months of 2005, when the effect of the phase-in was complete.

          Federal and Other Non-Tax Revenues.  Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

          For the Commonwealth’s budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $931.6 million, $941.3 million, $947.1 million $974.6 million, and $1.014 billion in Fiscal Years 2001-2005, respectively, and which were expected to account for $1.053 billion in Fiscal Year 2006.

          On November 21, 2003, the Governor signed into law legislation establishing the FMAP Escrow Fund. All revenue received from the Federal Jobs Growth Reconciliation Action of 2003 in Fiscal Years 2004 and 2005, unless otherwise earmarked for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in Fiscal Year 2003, which was deposited into the General Fund. In Fiscal Year 2004, after the transfer of $55 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund. Thereafter in Fiscal Year 2004, $33.6 million was transferred from the FMAP Escrow Fund to the Economic Stimulus Fund to fund an assortment of economic development programs. The Fiscal Year 2005 budget reserved $270 million on the remaining money in the FMAP Escrow Fund for current year expenditures. The $99.1 million balance was transferred to the Stabilization Fund as part of the consolidated net surplus.

          Tobacco Settlement.  On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth’s and the other states’ litigation against the cigarette industry (the “MSA”). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due on April 17, 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. If full payment is not collected by the end of Fiscal Years 2006 and 2007, the reduction of the Commonwealth’s projected non-tax revenues caused by such non-payment would have been approximately $26.6 million and $42.9 million, respectively.

          The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017.

          During Fiscal Year 2000, the legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth’s tobacco settlement payments (other than payments for attorneys’ fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For Fiscal Year 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The Fiscal Year 2002 budget changed this formula to 50% of amounts received in the settlement for Fiscal Year 2002, 2003 and 2004. Beginning with Fiscal Year 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. As of June 30, 2005, the fund had a balance of $443.6 million. The fund’s trustees reported a GAAP total asset position of $526.7 million as of June 30, 2005, exclusive liabilities of $79.6 million, of which $452.3 million will be payable to the General Fund of the Commonwealth in Fiscal Years 2006 and 2007.

           Tax Revenues—Fiscal Years 2004-2007.

          Fiscal Year 2004.  Tax revenue collections for Fiscal Year 2004 totaled $15.953 billion, an increase of $989.6 million (6.6%) over Fiscal Year 2003. This increase is attributable in large part to an increase of approximately $262.6 million (28.9%) in income tax payments with returns and bills, an increase of approximately $276.7 million (3.9%) in personal income tax withholdings, an increase of approximately $182.7 million (15.2%) in income tax cash estimated payments and an increase of approximately $145.9 million (9.5%) in corporate and business tax collections, which appears to reflect the closing of certain tax loopholes as well as increased business taxable earnings.

          Fiscal Year 2005.  Tax revenue collections for Fiscal Year 2005 totaled $17.1 billion, an increase of $1.135 billion (7.1%) over Fiscal Year 2004. This increase is attributable in large part to an increase of approximately $305.6 million or 4.1% in withholding collections, an increase of approximately $303.9 million or 22% in income tax estimated payments, an increase of approximately $270.4 million or 23.1% in income tax payments with returns and bills and an increase of approximately $137.2 million or 3.7% in sales and use tax collections.

          Fiscal Year 2006.  Tax revenue collections for Fiscal Year 2006 totaled $18.487 billion, an increase of $1.4 billion (8.2%) over Fiscal Year 2005. This increase is attributable in large part to an increase of approximately $448.4 million (5.8%) in withholding collections, an increase of approximately $252.6 million (15%) in income tax estimated payments, an increase of approximately $249.6 million (17.3%) in income tax payments with returns and bills, an increase of approximately $117.9 million (3%) in sales and use tax collections and an increase of approximately $550.2 million (32.3%) in corporate and business collections, which are partially offset by changes in other revenues. The Fiscal 2006 collections exceeded previous Fiscal 2006 tax revenue estimates and the DOR estimates that up to $39 million of this $71 million in unclaimed deductions and credits will be shifted to Fiscal Year 2007.

          On November 22, 2005, the Governor enacted legislation that provides tax deductions for the purchase of home heating oil by certain taxpayers between November 1, 2005 and March 31, 2006, and tax credits for the purchase of energy-saving home improvements between December 1, 2005 and March 13, 2006. The DOR estimated that this legislation will reduce Fiscal Year 2006 tax collections by $93.9 million, and Fiscal Year 2007 tax collections by $27.6 million.

          On November 23, 2005, the Governor enacted legislation that provides tax credits and sales tax exemptions for companies engaged in the production of motion pictures in the Commonwealth. The DOR estimated that this legislation will reduce Fiscal Year 2006 tax collections by $27.4 million and Fiscal Year 2007 tax collections by $46.6 million.

          On December 8, 2005, the Governor enacted legislation that reinstated the lower capital gains tax rates that initially existed during the period ended April 30, 2002, of the 2002 tax year and provided that such rates shall be applicable to the entire 2002 tax year. The DOR estimated that total revenue reduction resulting from this legislation will be approximately $225 million to $275 million over the next four fiscal years, with estimated revenue reductions of $75.5 million in Fiscal Year 2006, and $60.5 million in each of Fiscal Years 2007-09. This legislation also linked the personal income tax sections of the Massachusetts tax code to the Code as it existed on January 1, 2005, as well as closing certain so-called tax loopholes. The DOR estimated tax revenue reductions of approximately $32 in Fiscal Year 2006 and $17 million in Fiscal Year 2007.

          Fiscal Year 2007.  Tax revenue collections for the first five months of Fiscal Year 2007, ended November 30, 2006, totaled $6.980 billion, an increase of $309.9 million (4.6%) over the same period in Fiscal Year 2006. The increase is attributable in large part to an increase of approximately $180.4 million (5.7%) in withholding collections, an increase of approximately $43.2 million (9.1%) in income tax estimated payments, an increase of approximately $63.8 million (12.0%) in corporate and business tax collections, and an increase of approximately $24 million (27.2%) in estate tax collections and an increase of approximately $18.4 million (1.1%) in sales and use tax collections, which are partially offset by changes in other revenues and by a decline of $16.4 million (20.1%) in deeds excise taxes. The year-to-date Fiscal Year 2007 collections (through November) were $84 million above the benchmark estimate for the corresponding period, which was based on the Fiscal Year 2007 consensus tax revenue estimate of $19.132 billion. Tax law changes following the Fiscal Year 2007 consensus tax estimate are estimated to reduce Fiscal Year 2007 tax revenues by $45.5 million, resulting in an adjusted Fiscal Year 2007 tax revenue estimate of $18.93 billion.

          The Economic Stimulus Act included tax provisions that the DOR estimates will reduce Fiscal Year 2007 tax revenue collections by approximately $23 million and, when fully implemented, will decrease tax collections by $40 million to $45 million annually. Additionally, the DOR estimates that other tax law changes will reduce Fiscal Year 2007 revenues. The biotechnology tax credit will decrease tax revenues by an estimated $2.5 million, the commuter deduction will decrease tax revenues by approximately $4 million, and the sales tax holiday will reduce tax revenues by approximately $16 million.

          On October 24, 2006, a revised tax revenue assessment for Fiscal Year 2007 was issued, revising the previous estimate upward by $202 million, to $19.132 billion. On the same day, an initial Fiscal Year 2008 tax revenue estimate of $19.705 billion was issued.

Commonwealth Expenditures

          Commonwealth Financial Support for Local Governments.  The Commonwealth makes substantial payments to its cities, towns and regional school districts (“Local Aid”) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In Fiscal Year 2005, approximately 18.2% of the Commonwealth’s projected spending was allocated to direct Local Aid. In Fiscal Year 2006 approximately 18.6% of the Commonwealth’s projected budgeted spending was estimated to be allocated to direct Local Aid.

          As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For Fiscal Year 2005, $2.941 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.183 billion. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

          The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives. In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

          During Fiscal Year 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to additional assistance and lottery distributions to cities and towns. In the Fiscal Year 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44 million reduction in lottery distributions. Final Fiscal Year 2004 appropriations allocated $75 million in one-time payments to be distributed in Fiscal Year 2005. The Commonwealth was able to avoid further cuts in Fiscal Year 2005 and restored much of the funding in Fiscal Year 2006. For fiscal 2005, aid for education was increased by $75 million, a 2.4% increase over Fiscal Year 2004, and school transportation aid increased by $13.2 million, a 50% increase over Fiscal Year 2004. The Fiscal Year 2006 Budget increased the distribution of lottery profits to cities and towns by $100 million, a 15.1% increase. Aid for education continued to increase, growing by over $105 million, a 3.3% increase over Fiscal Year 2005. Fiscal Year 2006 aid for school transportation costs grew by an additional $7 million, an increase of 17.7%.

          Property Tax Limits.  In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between Fiscal Year 1981 and Fiscal Year 2005, the aggregate property tax levy grew from $3.347 billion to $9.483 billion, a compound annual growth rate of 4.4%. Many communities have responded to the limitation imposed by Proposition 2½ through statutorily permitted overrides and exclusions.

           Medicaid.  The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services (the “EOHHS”), receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in Fiscal Year 1999, payments for some children’s benefits are 65% Federally reimbursable under the State Children’s Health Insurance Program.

          Over a quarter of the Commonwealth’s budget is devote to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2001-05 has grown by 8.3% on a compound annual basis. During the same period, Medicaid enrollment has increased by 1.2% on a compound annual basis. The State projects total Fiscal Year 2006 expenditures for Medicaid to be $7.230 billion, an increase of 13.0% over Fiscal Year 2005. Due to lower than anticipated spending in recent years, Medicaid accounts payable spending has grown from $142 million in Fiscal Year 2003 to $251.8 million in Fiscal Year 2004. EOHHS reduced the amount of spending to $110 million in Fiscal Year 2005. EOHHS expects no accounts payable spending in Fiscal Year 2006. Accordingly, the Governor’s proposed budget for Fiscal Year 2007 budget covers the full year for Medicaid cash spending.

          Uncompensated Care Pool.  The Uncompensated Care Pool (the “UCP”) reimburses acute care hospitals and community care centers for eligible services provided to low-income uninsured and underinsured people. In Fiscal Year 2005, the UCP paid for an estimated 41,000 inpatient and 1.9 million outpatient visits for over 454,580 different individuals. Revenues into the UCP include state funds, hospital assessments and surcharge payer assessments. The Fiscal Year 2004 budget directed the Division of Medical Assistance to provide health care benefits to long-term unemployed adults and make expenditures through the UCP. Eligibility for those individuals under the MassHealth Basic program was cut in April 2003. The new Fiscal Year 2004 program began in October 2003 with an enrollment cap of 36,000 qualifying persons. The cap was increased to 44,000 in Fiscal Year 2005. The Fiscal Year 2006 Budget moved MassHealth Essential from an “off-budget” program to an “on-budget” program. Beginning in October 2005, an on-budget line-item was created to fund the October 2005 to June 2006 period. In order to remain within the on-budget appropriation, MassHealth implemented an enrollment cap of 43,000 members, and a waitlist was created. Legislation reforming health insurance approved in April 2006 lifted the enrollment cap to 60,000.

          Health Insurance Legislation.  Signed into law on April 12, 2006, this legislation is projected to provide health insurance coverage for 95% of the Commonwealth’s uninsured by Fiscal Year 2009, reducing reliance on the UCP. On July 27, 2006, Centers for Medicare and Medicaid Services formally approved the incorporation of this health care reform law. This approval secures $385 million of formerly at risk Federal Medicaid revenue for each of Fiscal Years 2006-08. This legislation requires (i) all residents 18 years and older to obtain health care insurance by July 1, 2007; (ii) all businesses with eleven or more employees to offer health insurance to their full-time employees and make a “fair and reasonable contribution” or be assessed an annual fee of up to $295 per employee ($31.5 million of revenue is attributed to this provision beginning in Fiscal 2008); (iii) The Commonwealth Health Insurance Connector to increase accessibility to affordable, private health insurance coverage for individuals and small businesses and permitting payment of premiums on a pre-tax basis; (iv) The Commonwealth Care program to provide premium assistance to subsidize the purchase of private health insurance for individuals below specified income levels; and (v) businesses with eleven or more employees arrange for the purchase of health insurance by all employees, including part-time employees, on a pre-tax bases (no employer contribution is required).

          For Fiscal Year 2006 the legislation appropriated $60 million: $25 million to establish the Commonwealth Health Insurance Connector, $14.5 million to expand and restore prevention programs at the Department of Public Health, $10 million for a reserve to fund additional administrative costs of various agencies, $5 million for the Massachusetts Technology Park Corporation for a computerized physician order entry initiative and other healthcare related activities, and $5.5 million for additional program expenditures. These appropriations are available for expenditure through Fiscal Year 2007. In Fiscal Year 2007, the legislation would result in a total of $1.637 billion in new general fund spending. Net cost to the Commonwealth is projected to be approximately $265.5 million in Fiscal Year 2007, an increase of $267.7 million from Fiscal Year 2006. For Fiscal Years 2008 and 2009, the legislation provides an incremental $90 million in rate increases for hospitals and physicians in each year. Total premium assistance payments in Fiscal Year 2007 are projected to be $160 million.

          Prescription Advantage Program.  A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. Fiscal Year 2005 spending for the program was $99 million. Fiscal Year 2006 spending was projected at approximately $92 million.

          Public Assistance.  The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children (“TAFDC”), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children (“EAEDC”), and the state supplement to Federal Supplemental Security Income (“SSI”).

          TAFDC expenditures in Fiscal Year 2006 were $480.5 million, approximately 2.6% more than Fiscal Year 2005. Massachusetts is Federally required to provide child care to TAFDC recipients and those transitioning off TAFDC for up to one year. Childcare expenditures for Fiscal Year 2005 were $348.8 million, an increase of 3.0% from Fiscal Year 2004. Massachusetts provided approximately 22,360 slots for childcare for TAFDC recipients and those transitioning off TAFDC in Fiscal Year 2005. Childcare expenditures for Fiscal Year 2006 were projected to be $365.8 million, an increase of 4.9% from Fiscal Year 2005. Massachusetts’s projects that it will provide approximately 22,200 child care slots to TAFDC recipients and those transitioning off TAFDC in Fiscal Year 2006. Massachusetts has met Federal requirements for childcare in the past three fiscal years.

          The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in a 68% decrease through Fiscal Year 2001. However, the caseload began to grow again in Fiscal Year 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period.

          The EAEDC caseload declined steadily from Fiscal Year 1996 through Fiscal Year 2001, resulting in an 83.6% decrease through Fiscal Year 2001, but the caseload began to grow again in Fiscal Year 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For Fiscal Year 2003, caseload increased by an estimated 6.9% and expenditures increased by approximately 5.6%. For Fiscal Year 2004, caseload grew by 6.6% but expenditures declined by 1.2%. Fiscal Year 2005 caseload was up less than one percent while expenditures were flat. Fiscal Year 2006 expenditures for EAEDC were projected to be $66.5 million, down slightly from Fiscal Year 2005. Caseload was projected to drop 3.1%.

          SSI is a Federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal Year 2006 expenditures for SSI were estimated to be $219.1 million, a 3.2% increase from Fiscal Year 2005.

          Other Health and Human Services.  Other health and human services spending for Fiscal Year 2005 included expenditures for the Department of Mental Retardation ($1.067 billion), Department of Mental Health ($594.9 million), Department of Social Services ($697.6 million), Department of Public Health ($401.7 million) and other human service programs ($656.2 million).

          In Fiscal Year 2006, other health and human services spending was projected to include expenditures for the Department of Mental Retardation ($1.133 billion), Department of Mental Health ($632.9 million), Department of Social Services ($744.3 million), Department of Public Health ($483.5 million) and other human services programs ($857.4 million).

          Commonwealth Pension Obligations.  The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2½. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

          The Commonwealth’s employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation – 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired after July 1, 1996. Legislation enacted in Fiscal Year 2000 mandates that active members of the teachers’ retirement system and teachers of the State-Boston retirement system who opt for this alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate.

          Early Retirement Incentive Program.  As a means of reducing payroll costs in Fiscal Year 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an “ERIP”), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 and 2003 ERIP programs totaled approximately 4,600 and 3,048, respectively. The legislation authorizing each ERIP directed the Public Employee Retirement Administration Commission (“PERAC”) to file a report on the additional actuarial liabilities due to each ERIP. In its report for the 2002 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $312.2 million. In its report for the 2003 ERIP, PERAC stated that the program resulted in an increased actuarial liability of $224.8 million.

          On September 26, 2006, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2006. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $14.488 billion, an increase of approximately $1.07 billion over the unfunded actuarial accrued liability as of January 1, 2005. The unfunded accrued actuarial liability as of January 1, 2006 was composed of unfunded actuarial accrued liabilities of approximately $3.769 billion for the State Employees’ Retirement System, $9.104 billion for the State Teachers’ Retirement System, $1.182 billion for Boston Teachers and $433 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2006 to be approximately $50.865 billion (comprised of $20.407 billion for Commonwealth employees, $27.788 billion for Commonwealth teachers, $2.237 billion for Boston Teachers and $433.0 million for cost-of-living increases). Total assets were valued at approximately $36.376 billion based on the five-year average valuation method, which equaled 93.2% of the January 1, 2006 total asset market value. The actuarial value of assets as of January 1, 2006 represented an increase of $1.438 billion from the valuation of assets as of January 1, 2005. The funded ratio decreased to 71.5% as of January 1, 2006 from 72.3% as of January 1, 2005. During 2005, there was an overall actuarial loss of approximately $541 million. There was a non-investment loss on actuarial liability of approximately $20 million and a loss on assets (on an actuarial value basis) of approximately $521 million.

          On December 7, 2006, PERAC provided preliminary estimates for the Fiscal Year 2008 revenue transfer required to fund the pension liability based on a new triennial schedule replacing the expiring schedule used for Fiscal Years 2005, 2006 and 2007. Based on the January 1, 2006 actuarial value of assets and liabilities, the Fiscal Year 2008 revenue transfer would be $1.599 billion. This would represent an increase of $264 million over the Fiscal Year 2007 transfer and of $200 million over the Fiscal Year 2008 transfer required by the existing schedule.

          For Fiscal Year 2008, PERAC also provided a range of estimated revenue transfers that would be required if the new schedule were to be based on the January 1, 2006 actuarial liability brought forward on an estimated basis to January 1, 2007 and on assets as of January 1, 2007. A range for the value of assets on January 1, 2007 was estimated assuming full calendar year 2006 year-to-date return as of October 31, 2006. Based on these assumptions, the estimated January 1, 2007 unfunded liability would be $13.31 to $14.77 billion, requiring a Fiscal Year 2008 revenue transfer ranging from $1.482 billion to $1.609 billion.

          Other Post-Employment Benefits.  In addition to supplying pension benefits the Commonwealth is required to provide specific health care and life insurance benefits for retired employees of certain governmental agencies. All employees of the Commonwealth can potentially become eligible for such benefits if they reach the age of retirement while working in the State. Eligible individuals must contribute a particular percentage of the costs of the health care benefits, while participating eligible authorities must reimburse the Commonwealth for the cost of providing these benefits. The Commonwealth recognizes its share of the costs of providing these benefits when paid, on a “pay-as-you-go” basis. These payments totaled approximately $316.7 million for Fiscal Year 2005.

          Assuming no prefunding, the actuarial accrued liability of the Commonwealth for other post-employment benefits obligations earned through January 1, 2006 is $13.287 billion. To fully repay this liability over a 30-year period with a growth rate of 4.5% per year would require annual required contributions starting at $1.062 billion for Fiscal 2006 and were projected to increase to $2.758 billion in Fiscal 2016. However, if prefunding is assumed, the actuarial accrued liability is reduced to $7.562 billion and the annual required contribution is estimated to start at $702.9 million for Fiscal Year 2006, projected to increase to $1.205 billion for Fiscal Year 2016.

          Public Safety.  The Commonwealth expected to expend a total of $1.346 billion in Fiscal Year 2006 for the Executive Office of Public Safety to ensure the safety of its citizens. The largest public safety agency under the Executive Office is the Department of Correction, which operates 18 correctional facilities across Massachusetts and expended an estimated $454.1 million in Fiscal Year 2006. Other public safety agencies include the State Police, with estimated expenditures of $247.7 million in Fiscal Year 2006. In addition to the expenditures of the twelve state public safety agencies, the Commonwealth provides funding for the operation of sixteen regional jails and correctional facilities, for which the Commonwealth expects to expend an estimated $225.7 million in Fiscal Year 2006.

          Higher Education.  The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution. Fiscal Year 2006 spending on higher education was projected at $982.1 million.

          Other Program Expenditures.  In Fiscal Year 2006, the remaining $2.543 billion in estimated expenditures on other programs and services covered a variety of functions of state government, including expenditures for the Judiciary ($684.5 million), District Attorneys ($84.2 million), the Attorney General ($37.5 million), the EOAF ($372.9 million), Environmental Affairs ($247.6 million), Transportation ($146.8 million) and the Department of Housing and Community Development ($847.4 million).

          Unemployment Trust Fund.  The cash balance in the Massachusetts Unemployment Trust Fund as of February 28, 2006 was $464 million. The Division of Unemployment Assistance projects that the fund will not experience a cash deficit in Fiscal Year 2006 or 2007 and, during these periods, will not need to borrow from the Federal government.

Capital Spending

          The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. The current capital spending plan contains estimates for capital investment by the Commonwealth as well as the estimated sources of funding for such capital investment by the Commonwealth, as well as the estimated sources of funding for such capital investments for Fiscal Year 2007 through Fiscal Year 2011, excluding sources and uses for amounts required for the CA/T Project, which remain under review as part of the development of a revised cash flow plan for the project. The projections assume a state borrowing program of $1.25 billion in Fiscal Year 2007 and $1.3 billion in Fiscal Year 2008, plus any carryforward of bond cap unused in the prior year, escalating thereafter by 3% per year. The plan is subject to change at any time.

          On May 5, 2005, the Governor filed a bond authorization bill totaling $950.2 million in capital spending for various state programs. This bill was still pending in Legislature. The bond bill expired at the end of the legislative session on January 3, 2007, and a new bill would need to be filed in the new legislative session to provide the needed capital authorizations.

          Central Artery/Ted Williams Tunnel Project.  The largest single component of the Commonwealth’s capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. Substantial completion of the CA/T Project occurred on January 13, 2006, and final completion of the surface roadways was expected to occur by the end of calendar year 2006. The remaining work will be completed in Fiscal Year 2007 or 2008.

          Progress/Schedule Update.  As of August 31, 2006, approximately $14.42 billion was under contract or agreement, which constitutes 98.6% of total budgeted costs for the CA/T Project.

          The independent auditor engaged by the State has filed its draft final report which concluded that the total cost estimate of the CA/T Project will fall within the $14.625 billion project budget. On July 10, 2006, panels in the ceiling fell and many deficiencies and the necessity of various replacements were discovered. The Legislature passed, and on July 14, 2006, the Governor signed into law a decision appropriating funds for a sufficient safety check of all of the tunnels that are part of the metropolitan highway system. The review was completed and delivered to the Governor on November 17, 2006. However, it is unclear at this time how these recent events will affect the current budget for total project cost or whether the surfacing of such problems is evidence of additional quality issues.

          Through the Federal fiscal year ended September 2006, the CA/T Project had received obligation authority with respect to all but $97 million of the Federal financial assistance available to the project (other than amounts allocable to principal of Federal grant anticipation notes). The remaining $97 million has not yet been made available pending Federal approval of the 2004 Finance Plan. In addition, approximately $36 million of Federal reimbursements for amounts obligated prior to September 30, 2004, but subject to reallocation to different project contracts may not be reallocated until a finance plan is approved. Therefore, the total amount of Federal funds withheld pending Federal approval of the 2004 Finance Plan is approximately $133 million. Furthermore, in the absence of an approved finance plan, credits have accumulated by the close of Fiscal Year 2006 to increase the amount of Federal funds remaining by an amount of $2.4 million. As of September 2006, records indicate that a balance of approximately $136 million is owed to the project.

          Claims and Economic Risks.  The Claims and Changes Department (the “CCD”) of the CA/T Project is responsible for administering the commercial aspects of the CA/T Project’s construction contracts. The CCD has made substantial progress in recent years in resolving contractor claims, although significant items remain open. The CA/T Project reports that settlements have been within expectations on an overall basis and that contingency reserves are expected to be adequate. Project management currently expects that the costs of such settlements will be within the $14.625 billion project budget. However, if settlements exceed expectations, the remaining unassigned contingency within the project budget may not be sufficient.

          The weak economy and resolution of contractor claims, including global settlements, at amounts lower, and/or received later, than anticipated by contractors, among other factors, create cash flow and credit issues for affected CA/T Project contract work. If an affected contractor with significant critical path contract work toward an overall project completion milestone were to become insolvent, or otherwise fail to complete its contract work, it is possible that there would be a substantial or material impact on CA/T Project schedule and cost, although the likelihood and potential severity of such impact diminish as the CA/T Project progresses towards completion. Recent media reports refer to the financial difficulties of a particular CA/T Project contractor. The Turnpike Authority is monitoring that contractor’s progress with respect to its obligations under CA/T Project contracts and its continuing ability to complete those obligations on an ongoing basis. The contractor continues to progress its work on the CA/T Project, and the Turnpike Authority has not received information that the contractor’s financial status will prevent its contractual obligations from being met or the CA/T Project from being completed in accordance with the current schedule.

          A revised CA/T Project cash flow projection is currently being developed to provide for several factors, including the following: i) project spending during Fiscal Year 2006 falling below the previously stated budget amounts; ii) the Turnpike Authority transferring most of the remaining financial contribution to the project; iii) the capacity of authorized sources for financially supporting the remaining funding shortfalls; and iv) the Commonwealth making funds available to the CA/T Project to bridge the ultimate receipt of federal funds with the expectation of continuing to do so in Fiscal Year 2007.

          SEC Inquiry.  In late August and early September 2006, the SEC sent certain departments and instrumentalities of the Commonwealth letters requesting voluntary provision of documents and information regarding safety reviews of the CA/T Project during the period January 1, 2004, to the present and related disclosures. The Commonwealth and the Turnpike Authority are cooperating with the SEC.

          Massachusetts Bay Transportation Authority.  Beginning in Fiscal Year 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth’s debt service obligations related to certain outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in Fiscal Year 2001 to approximately $136 million in Fiscal Year 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

          Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA’s net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital to the MBTA, was financed in part by the issuance of $800 million of Commonwealth general obligation bonds and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth’s Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth’s operating budget.

          Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $270 million to $292 million through Fiscal Year 2013 and declining thereafter.

Commonwealth Indebtedness

          General Authority to Borrow.  Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

          General Obligation Debt.  The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of October 1, 2006, the Commonwealth had approximately $15.5 billion in issued and outstanding general obligation debt.

           Notes.  The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines, which were scheduled to expire in December 2006, March 2007, December 2007, September 2008 and November 2015, respectively.

          Synthetic Fixed Rate Bonds.  In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or “swap”) agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth’s interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth’s making or receiving a termination payment. As of January 1, 2006, the amount of such variable rate bonds outstanding was $2.107 billion.

          Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds.  As of January 1, 2006, the Commonwealth had outstanding approximately $184 million of variable rate demand bonds with liquidity support provided by commercial banks under agreements scheduled to terminate in February 2006. On March 3, 2006 the Commonwealth issued $350 million of additional variable rate demand bonds with liquidity support provided by commercial banks under agreements terminating in March 2011 and March 2013. As of January 1, 2006, the Commonwealth had outstanding $401.5 million of auction rate securities and approximately $87.1 million of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

           Special Obligation Debt.

          Highway Fund.  The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of January 1, 2006, the Commonwealth had outstanding $770.1 million of such special obligation bonds, including $761.4 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

          Convention Center Fund.  The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities

          Federal Grant Anticipation Notes.  The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

          On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund. As of January 1, 2006, $1.85 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding.

Litigation

          There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

          Commonwealth Programs and Services.  From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

          Ricci v. Murphy.  Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970‘s that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The trial court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the trial court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

          On July 14, 2004, a subset of plaintiffs filed a motion to re-open the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation (the “DMR”) is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close certain intermediate care facilities. Another subgroup of plaintiffs continues to engage in a mediation process with the DMR. The DMR filed a responsive pleading on August 16, 2004, asserting that all of the final order requirements had been met. The Disability Law Center filed a motion to intervene shortly thereafter. The court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs’ access to certain records. The most recent such status conference took place on February 8, 2006.

          Lima v. Preston.  Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants, thereby increasing the range of their emergency medical services. Following denial of the plaintiffs’ proposal for partial summary judgment in early 2006, the parties are looking into different possibilities for final resolution of the dispute through settlement or appellate proceedings.

          Rosie D. v. Governor.  Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. Plaintiffs have not quantified the cost of the services they seek. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed-upon plan. The parties are currently in negotiations and were due back before the Court in September 2006 to report on their progress. Oral argument was scheduled for December 2006.

          Jane Doe, by John Doe v. Ronald Preston.  This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services (“DYS”) to be strip-searched in violation of their constitutional rights. The plaintiff is seeking certification of a class of juveniles committed to the custody of DYS. No class has yet been certified, but potential class size would be approximately 15,000 to 20,000 juveniles. Defendants sought summary judgment on qualified immunity grounds, which was argued in May 2006, and remains under advisement. If granted, the summary judgment will likely dispose of the entire case. Potential liability if summary judgment is not granted for the defendants could exceed $20 million due to the expected size of the class.

          Environmental Matters.  The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission (“MDC”), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

          Wellesley College (the “College”) is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College approximately $1.1 million from an escrow account, after the Department of Environmental Protection determined that the clean up had been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

          In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the site.

          Conservation Law Foundation v. Romney.  An environmental group has brought a Clean Air Act citizens’ suit in U.S. District Court to try and convince the Commonwealth to enhance its mass transit system in connection with the approaching completion of the CA/T Project. Two mass transit projects that the plaintiff is advocating for, but that the Commonwealth is not presently preparing to build, are the restoration of the Arborway branch of the MBTA’s Green Line in the Jamaica Plain section of Boston and the construction of a subway line in downtown Boston connecting the Charles/MGH station on the MBTA’s Red Line with the Bowdoin station on the MBTA’s Blue Line. The Commonwealth has moved to dismiss some of the plaintiff’s allegations on the ground that they are not legally cognizable under the Clean Air Act. That motion was partially allowed and partially denied.

          Taxes and Revenues.  There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2006, approximately $125 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

           Eminent Domain.

          Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth.  In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $105 million. These claims are at various stages of resolution with various courts and administrative panels.

          Swachman v. Commonwealth of Massachusetts.  The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in trial court in May 2004 seeking additional compensation in an amount up to $30 million. Discovery is ongoing.

          American Council of Engineering Cos v. Mass Turnpike, Mass Highway Department and the Commonwealth of Massachusetts.  The plaintiff asserts that, due to the financial difficulties of two insurers who are part of the CA/T Project’s Owner-Controlled Insurance Program, the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss has been denied and discovery is ongoing.

          Nathaniel Lavallee, et al. v. Justices of Hampden Superior Court et al.; Michael Carabello et al v. Justices of Hampden Superior Court et al.; Arianna S. et al. v. Commonwealth of Massachusetts and two other cases.  In July 2004, the Commonwealth’s Supreme Judicial Court decided that the constitutional rights of indigent criminal defendants in Hampden County had been violated. The Court found that the Committee for Public Counsel Services (“CPCS”) could not appoint attorneys for the plaintiffs because the compensation the attorneys would have received from the State was so low that the attorneys had become unwilling to accept appointments. The Court ruled that these defendants must be released from custody if they have been incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The Court declined to order an increase in rates of bar advocate compensation. Since then, attorneys have been appointed within permissible time limits in every case to date. On the whole, litigation in these cases is not currently active, but could be resumed if the shortage of available attorneys returns.

          Central Artery/Tunnel Cost Recovery Program Litigation.  In 2004, ten civil actions were filed by the Commonwealth and the MTA against section design consultants of the CA/T Project, which claimed that the designers’ errors and omissions caused the CA/T Project to expend additional costs during construction. The Commonwealth and the MTA also filed a complaint in 2004 against the Project’s management consultant, Bechtel/Parsons Brinckerhoff, a joint venture. The main claim in this case, which was stayed until December 31, 2005, is the defendants’ failure to disclose the true cost of the CA/T Project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005.

APPENDIX C

Rating Categories

           Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) and Thomson Bank Watch, Inc. (“Bank Watch”):

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note:  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is designated with a plus sign (+).

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           Leading market positions in well-established industries.

          High rates of return on funds employed.

          Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG — U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% — 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% — 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

“+” or “-” Notes to long-term and short -term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, or to categories below ‘CCC’ or to short-term ratings other than ‘F-1.’

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch’s current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank’s shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent Fitch’s assessment of a bank’s economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Bank Watch

Commercial Paper Ratings and Short-Term Ratings

TBW-1
Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

In addition to ratings of short-term obligations, Bank Watch assigns a rating to each issuer it rates, in gradations of A through F. Bank Watch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution. Bank Watch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)(1)	Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, SEC File No. 333-34844 (the “Registration Statement”), filed on July 7, 2000, as further amended by a Certificate of Amendment to the Amended and Restated Declaration of Trust dated December 17, 2002 and incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement.

(b)	By-Laws dated June 5, 2000, as amended and restated January 2006, are incorporated herein by reference to Exhibit 77Q1 of Registrant’s Form N-SAR filed on April 26, 2006.

(c)	Instruments defining the rights of holders of Registrant’s securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant’s Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant’s By-Laws.

(d)	Investment Advisory Agreement dated June 14, 2000, amended effective as of December 16, 2002, as revised June 5, 2007.*

(e)	Distribution Agreement dated June 14, 2000, amended effective December 16, 2002, as revised June 5, 2007.*

(f)	Not applicable.

(g)	Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 3 to the Registration Statement, filed on December 20, 2001.

(h)(1)	Transfer Agent Agreement dated as of June 14, 2000, is incorporated herein by reference to Exhibit 13(a) of the Registrant’s Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

(h)(2)	Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of Registrant’s Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

(h)(3)	Amended and Restated Administration Agreement dated June 14, 2000, amended effective as of December 16, 2002, as revised June 5, 2007.*

(h)(4)	Amended and Restated Fee Waiver Agreement dated May 22, 2002 is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 5 to the Registration Statement, filed on May 21, 2002.

(h)(5)	Shareholder Services Plan dated May 9, 2001, as revised June 5, 2007.*

(i)	Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 14 to the Registration Statement, filed on December 22, 2006 (“Post-Effective Amendment No. 14”).

(j)	Consent of Independent Registered Public Accounting Firm.*

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan dated as of March 5, 2002, effective as of May 15, 2002, revised December 16, 2002, is incorporated herein by reference to Exhibit (m) of Post- Effective Amendment No. 7.

(n)	Amended and Restated Rule 18f-3 Plan dated March 5, 2002, amended June 1, 2006, as revised June 5, 2007.*

(o)	Not applicable.

(p)	Code of Ethics adopted by Registrant and Registrant’s investment adviser and distributor is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 11 to the Registration Statement, filed on October 27, 2005.

Other Exhibits

(1)	Certificate of Assistant Secretary is incorporated herein by reference to Other Exhibit 1 of Post-Effective Amendment No. 11 to the Registration Statement, filed on October 27, 2005.

(2)	Power of Attorney of Christopher E. Sheldon and James Windels is incorporated by reference to Other Exhibit 2 of Post-Effective Amendment No. 14.

* Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant:

Not Applicable.

Item 25.  Indemnification:

(a)   The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant’s By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)   As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

(c)   The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant’s By-Laws, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested person” is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant’s By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)  Notwithstanding any provisions in the Registrant’s Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

           The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 26.  Business and Other Connections of Investment Adviser:

           Mellon Fund Advisers, a division of The Dreyfus Corporation ("Dreyfus"), is investment adviser to the Registrant. Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                          Position Held               Dates
------------                       ----------------                          -------------               -----

J. Charles Cardona                 Dreyfus Investment Advisors,              Chairman of the Board       2/02 - Present
Director and Vice Chair            Inc.++

                                   Boston Safe Advisors, Inc.++              Director                    10/01 - Present

                                   Dreyfus Service Corporation++             Executive Vice President    2/97 - Present
                                                                             Director                    8/00 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++             Chairman                    4/05 - Present
Director, President and                                                      Chief Executive Officer     4/05 - Present
Chief Operating Officer
                                   Dreyfus Service Organization++            Director                    4/05 - Present

                                   Founders Asset Management LLC****         Member, Board of            4/05 - Present
                                                                             Managers

                                   Lighthouse Growth Advisers LLC++          Member, Board of            4/05 - Present
                                                                             Managers

                                   Scudder Investments                       President                   5/02 - 3/05
                                   345 Park Avenue                           Chief Executive Officer     5/02 - 3/05
                                   New York, NY 10154

                                   Scudder Distributor                       Chairman                    5/02 - 3/05
                                   345 Park Avenue
                                   New York, NY 10154

Phillip N. Maisano                 Mellon Financial Corporation+             Senior Vice President       4/06 - Present
Director, Vice Chair and
Chief Investment Officer           EACM Advisors LLC                         Chairman of Board           8/04 - Present
                                   200 Connecticut Avenue                    Chief Executive Officer     8/04 - 5/06
                                   Norwalk, CT 06854-1940

                                   Founders Asset Management LLC****         Member, Board of Managers   11/06 - Present

                                   Standish Mellon Asset Management          Board Member                12/06 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Mellon Capital Management                 Director                    12/06 - Present
                                   Corporation***

                                   Mellon Equity Associates, LLP*            Board Member                12/06 - Present

                                   Newton Management Limited                 Board Member                12/06 - Present
                                   London, England

                                   Franklin Portfolio Associates, LLC*       Board Member                12/06 - Present

Ronald P. O'Hanley                 Mellon Financial Corporation+             Vice Chairman               6/01 - Present
Vice Chair
and Director
                                   Mellon Bank, N.A. +                       Vice Chairman               6/01 - Present

                                   Mellon Growth Advisors, LLC*              Board Member                1/02 - 7/03

                                   TBC General Partner, LLC*                 President                   7/03 - Present

                                   Standish Mellon Asset Management          Board Member                7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management          Board Member                7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*         Director                    12/00 - Present

                                   Franklin Portfolio Associates,            Director                    4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                      Partner Representative      2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                  Director                    7/97 - Present

                                   Newton Management Limited                 Executive Committee         10/98 - Present
                                   London, England                           Member
                                                                             Director                    10/98 - Present

                                   Mellon Global Investments Japan Ltd.      Non-Resident Director       11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                      Director                    1/98 - Present

                                   Fixed Income (MA) Trust*                  Trustee                     6/03 - Present

                                   Fixed Income (DE) Trust*                  Trustee                     6/03 - Present

                                   Pareto Partners                           Partner Representative      5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management                 Director                    2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**             Director                    2/97 - 7/03

                                   Mellon Bond Associates, LLP+              Executive Committee Member  1/98 - 7/03
                                                                             Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+            Executive Committee         1/98 - Present
                                                                             Member
                                                                             Chairman                    1/98 - Present

                                   Mellon Global Investing Corp.*            Director                    5/97 - Present
                                                                             Chairman                    5/97 - Present
                                                                             Chief Executive Officer     5/97 - Present

J. David Officer                   Dreyfus Service Corporation++             President                   3/00 - Present
Vice Chair                                                                   Director                    3/99 - Present
and Director
                                   MBSC, LLC++                               Manager, Board of           4/02 - Present
                                                                             Managers
                                                                             President                   4/02 - Present

                                   Boston Safe Advisors, Inc. ++             Director                    10/01 - Present

                                   Dreyfus Transfer, Inc. ++                 Chairman and Director       2/02 - Present

                                   Dreyfus Service Organization,             Director                    3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of               Director                    5/98 - Present
                                   Massachusetts, Inc.++

                                   Seven Six Seven Agency, Inc.++            Director                    10/98 - Present

                                   Mellon Residential Funding Corp. +        Director                    4/97 - Present

                                   Mellon Bank, N.A.+                        Executive Vice President    2/94 - Present

                                   Mellon United National Bank               Director                    3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +        Director                    9/96 - 4/02
                                                                             Chairman                    6/99 - 4/02
                                                                             Chief Executive Officer     6/99 - 4/02

                                   Dreyfus Investment Services Company LLC+  Manager                     11/01 - 12/02
                                                                             Chairman                    11/01 - 12/02
                                                                             Chief Executive Officer     11/01 - 12/02

Diane P. Durnin                    Seven Six Seven Agency, Inc. ++           Director                    4/02 - Present
Vice Chair and Director

Mark N. Jacobs                    Dreyfus Investment                        Director                    4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary
                                   The Dreyfus Trust Company+++              Director                    3/96 - Present

                                   The TruePenny Corporation++               President                   10/98 - Present
                                                                             Director                    3/96 - Present

Patrice M. Kozlowski               None
Senior Vice President -
Corporate
Communications

Gary Pierce                        None
Controller

Joseph W. Connolly                 The Dreyfus Family of Funds ++            Chief Compliance           10/04 - Present
Chief Compliance Officer                                                     Officer

                                   The Mellon Funds Trust ++                 Chief Compliance           10/04 - Present
                                                                             Officer

                                   Dreyfus Investment Advisors, Inc. ++      Chief Compliance           10/04 - Present
                                                                             Officer

                                   Lighhouse Growth Advisors, LLC ++         Chief Compliance           10/04 - Present
                                                                             Officer

                                   MBSC, LLC ++                              Chief Compliance           10/04 - Present
                                                                             Officer

                                   Dreyfus Service Corporation ++            Chief Compliance           10/04 - Present
                                                                             Officer

                                   Boston Service Corporation ++             Chief Compliance           10/04 - Present
                                                                             Officer

                                   Mellon Securities Services +              First Vice President       11/01 - 2/04

Anthony Mayo                       None
Vice President -
Information Systems

Theodore A. Schachar               Lighthouse Growth Advisors LLC++          Assistant Treasurer         9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++             Vice President - Tax        10/96 - Present

                                   MBSC, LLC++                               Vice President - Tax        4/02 - Present

                                   The Dreyfus Consumer Credit               Chairman                    6/99 - Present
                                   Corporation ++                            President                   6/99 - Present

                                   Dreyfus Investment Advisors,              Vice President - Tax        10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,             Vice President - - Tax      10/96 - Present
                                   Inc.++

Alex G. Sciulli                    AFCO Acceptance Corp.                     Vice President              05/94 - Present
Vice President                     110 William Street
                                   29th Floor
                                   New York, NY 10038-3901

                                   AFCO Credit Corp.                         Vice President              05/94 - Present
                                   110 William Street
                                   29th Floor
                                   New York, NY 10038-3901

                                   The Boston Company, Inc.*                 Vice President              09/01 - Present

                                   Dreyfus Service Corporation++             Vice President              11/01 - Present

                                   Dreyfus Transfer. Inc.++                  Vice President              11/01 - Present

                                   Founders Asset Management LLC****         Authorized Agent            12/01 - Present

                                   Franklin Portfolio Associates LLC*        Vice President              06/01 - Present

                                   Franklin Portfolio Holdings LLC*          Vice President              06/01 - Present

                                   Mellon Bank, N.A.+                        Senior Vice President       08/01 - Present

                                   Mellon HR Solutions LLC                   Vice President              06/02 - Present
                                   2100 N. Central Road
                                   Fort Lee, NJ 07024

                                   Mellon Human Resources  Investor         Vice President              03/04 - Present
                                   Solutions, Inc.+

                                   Mellon Private Trust Company, N.A.*       Vice President for          08/01 - Present
                                                                             Facilities
                                   Mellon Trust of California                Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon Trust of New England, N.A.*        Vice President              09/03 - Present

                                   Mellon Trust of New York, LLC             Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon Trust of Washington                Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon United National Bank               Vice President              09/01 - Present
                                   Mellon Financial Tower
                                   111 Brickell Avenue
                                   Miami, FL 33131

                                   Standish Mellon Asset Management LLC      Vice President              10/01 - Present
                                   One Financial Center
                                   Boston, MA 02210

                                   The Dreyfus Corporation++                 Vice President              11/01 - Present

                                   Katrena Corporation+                      Vice President              08/01 - Present

                                   Laurel Capital Advisors, LLP*             Vice President              08/01 - Present

                                   MBC Investments Corporation+              Vice President              08/01 - Present

                                   MFS Leasing Corp. +                       Vice President              08/01 - Present

                                   MMIP, LLC+                                Vice President              08/01 - Present

                                   Mellon Capital Management Corporation***  Vice President              08/01 - Present

                                   Mellon Equity Associates, LLP+            Vice President              08/01 - Present

                                   Mellon Financial Markets, LLC+            Vice President              08/01 - Present

                                   Mellon Financial Services                 Vice President              08/01 - Present
                                   Corporation #1+

                                   Mellon Financial Services                 Vice President              08/01 - Present
                                   Corporation #4+

                                   Mellon Funding Corporation+               Vice President              08/01 - Present

                                   Mellon Insurance Agency, Inc. +           Vice President              08/01 - Present

                                   Mellon International Investment           Vice President              08/01 - Present
                                   Corporation+

                                   Mellon International Leasing Company+     Vice President              08/01 - Present

                                   Mellon Leasing Corporation+               Vice President              08/01 - Present

                                   Mellon Overseas Investment Corporation+   Vice President              08/01 - Present

                                   Mellon Trust Company of Illinois+         Vice President              08/01 - Present

                                   Mellon VA Partners, LLC+                  Vice President              08/01 - Present

                                   Mellon Ventures, Inc. +                   Vice President              08/01 - Present

                                   Pontus, Inc. +                            Vice President              08/01 - Present

                                   Texas AP, Inc. +                          Vice President              08/01 - Present

James Bitetto                      The TruePenny Corporation++               Secretary                   9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++             Assistant Secretary         8/98 - Present

                                   Dreyfus Investment                        Assistant Secretary         7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                           Assistant Secretary         7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit               Vice President and          2/02 - Present
                                   Corporation++                             Director

*  The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

**  The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

***  The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

****  The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+  The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++  The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++  The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 27.  Principal Underwriters:

(a)       Other investment companies for which Registrant’s principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29.
30.
31.
32.
33.
34.
35.
36.
37.
38.
39.
40.
41.
42.
43.
44.
45.
46.
47.
48.
49.
50.
51.
52.
53.
54.
55.
56.
57.
58.
59.
60.
61.
62.
63.
64.
65.
66.
67.
68.
69.
70.
71.
72.
73.
74.
75.
76.
77.
78.
79.
80.
81.
82.
83.
84.
85.
86.
87.
88.
89.	Advantage Funds, Inc.
CitizensSelect Funds
Dreyfus A Bonds Plus, Inc.
Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Bond Funds, Inc.
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus California Tax Exempt Money Market Fund
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Fixed Income Securities
Dreyfus Florida Intermediate Municipal Bond Fund
Dreyfus Florida Municipal Money Market Fund
Dreyfus Founders Funds, Inc.
The Dreyfus Fund Incorporated
Dreyfus GNMA Fund, Inc.
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Growth Opportunity Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Money Market Fund
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Insured Municipal Bond Fund, Inc.
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Fund, Inc.
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus New York Tax Exempt Intermediate Bond Fund
Dreyfus New York Tax Exempt Money Market Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
Dreyfus Premier Equity Funds, Inc.
Dreyfus Premier Fixed Income Funds
Dreyfus Premier International Funds, Inc.
Dreyfus Premier GNMA Fund
Dreyfus Premier Manager Funds I
Dreyfus Premier Manager Funds II
Dreyfus Premier Municipal Bond Fund
Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier New York Municipal Bond Fund
Dreyfus Premier Opportunity Funds
Dreyfus Premier State Municipal Bond Fund
Dreyfus Premier Stock Funds
The Dreyfus Premier Third Century Fund, Inc.
The Dreyfus Premier Value Equity Funds
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Short-Intermediate Government Fund
Dreyfus Premier Short-Intermediate Municipal Bond Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management
Dreyfus Treasury Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Bond Fund, Inc.
General New York Municipal Money Market Fund
Mellon Funds Trust
Strategic Funds, Inc.

(b)

Name and Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant
Thomas F. Eggers *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	President
Jon R. Baum*	Executive Vice President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
William H. Maresca *	Executive Vice President	None
James Neiland*	Executive Vice President	None
Irene Papadoulis **	Executive Vice President and Director	None
Noreen Ross *	Executive Vice President	None
Bret Young *	Executive Vice President and Director	None
Gary Pierce *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Sue Ann Cormack **	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance	AML Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins *	Vice President	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	VP and Assistant Secretary
Ken Christoffersen ***	Assistant Secretary	None

* ** *** ****	Principal business address is 200 Park Avenue, New York, NY 10166.
Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

Item 28.  Location of Accounts and Records:

1.	Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, Pennsylvania 15258

2.	Mellon Trust of New England, N.A. One Boston Place Boston, Massachusetts 02108

3.	DST Systems, Inc. 1055 Broadway Kansas City, Missouri 64105

4.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Item 29.  Management Services:

Not Applicable.

Item 30.  Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of July, 2007.

MELLON FUNDS TRUST By: /s/ Christopher E. Sheldon* Christopher E. Sheldon President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Christopher E. Sheldon*	President (Principal Executive Officer)	July 26, 2007
Christopher E. Sheldon
/s/ James Windels*	Treasurer (Principal Financial and	July 26, 2007
James Windels	Accounting Officer)
/s/ Patrick J. O'Connor*	Chairman of the Board	July 26, 2007
Patrick J. O'Connor
/s/ John L. Diederich*	Trustee	July 26, 2007
John L. Diederich
/s/ Maureen M. Young*	Trustee	July 26, 2007
Maureen M. Young
/s/ Ronald R. Davenport*	Trustee	July 26, 2007
Ronald R. Davenport
/s/ Kevin C. Phelan*	Trustee	July 26, 2007
Kevin C. Phelan
/s/ Patrick J. Purcell*	Trustee	July 26, 2007
Patrick J. Purcell
/s/ Thomas F. Ryan, Jr.*	Trustee	July 26, 2007
Thomas F. Ryan, Jr
*By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Attorney-in-Fact

Exhibit Index

(d)	Investment Advisory Agreement

(e)	Distribution Agreement

(h)(3)	Amended and Restated Administration Agreement

(h)(5)	Shareholder Services Plan

(j)	Consent of Independent Registered Public Accounting Firm

(n)	Amended and Restated Rule 18f-3 Plan